UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2019

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

44	Statement of Assets and Liabilities

45	Statement of Operations

46	Statements of Changes in Net Assets

48	Financial Highlights

50	Notes to Financial Statements

65	Report of Independent Registered Public Accounting Firm

66	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 13.35%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,1 which returned 8.72% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. Trade tensions continued

to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in a downward shift in the U.S. Treasury yield curve.

Despite bouts of volatility arising from U.S./China trade, risk assets rallied during

1

the 12-months ended December 31, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. Credit sectors performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. Additionally, high yield bonds produced strong returns. High yield performance was characterized by a sharp up-in-quality bias, as the CCC segment sharply underperformed. The CCC tier was adversely affected during the year by idiosyncratic weakness in select industries along with overall investor hesitation to enter the space given late cycle concerns and a strong preference for perceived quality and liquidity. The energy sector dragged on high yield performance, which we believe was due largely to idiosyncratic issues within select industries.

The Fund’s exposure to high yield bonds contributed to relative performance, as the high yield market outperformed the broader fixed income market, as represented by the Fund’s benchmark, the

Bloomberg Barclays U.S. Aggregate Bond Index1. High yield bonds benefited from a dynamic in which both duration and credit were in favor, as we witnessed a sharp fall in bond yields around the globe, which subsequently increased the demand for yield. The Fund’s overweight to and selection within the investment grade bond allocation was also a relative contributor during the period. The Fund’s modest allocation to equities was a relative contributor. The Fund’s modest allocation to bank loans and CLOs detracted from relative performance during the period. The bank loan asset class was adversely affected by declining rates and a negative technical backdrop during the period, underperforming many duration-sensitive assets. The Fund’s modest allocation to sovereign bonds was also a relative detractor during the year.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class VC	13.35%	5.58%	6.93%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/19	12/31/19	7/1/19 - 12/31/19
Class VC
Actual	$1,000.00	$1,025.30	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Asset Backed	1.64%
Automotive	2.35%
Banking	6.41%
Basic Industry	3.82%
Capital Goods	3.22%
Consumer Goods	4.27%
Consumer Staples	0.06%
Energy	9.73%
Financial Services	2.35%
Foreign Government	6.31%
Health Care	5.76%
Insurance	1.95%
Leisure	3.14%
Media	4.78%
Mortgage Backed	3.22%
Municipal	3.58%
Real Estate	1.89%
Retail	4.48%
Services	2.88%
Technology & Electronics	5.36%
Telecommunications	1.86%
Transportation	3.62%
U.S. Government	11.03%
Utility	6.02%
Repurchase Agreement	0.27%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 110.22%

ASSET-BACKED SECURITIES 3.30%

Automobiles 0.18%
ACC Trust 2018–1 B†	4.82%		5/20/2021	$582	$584,759
ACC Trust 2018–1 C†	6.81%		2/21/2023	500	511,038
TCF Auto Receivables Owner Trust 2016–1A B†	2.32%		6/15/2022	979	978,459
Total					2,074,256

Credit Cards 0.10%
Perimeter Master Note Business Trust 2019–2A A†	4.23%		5/15/2024	1,235	1,237,964

Other 3.02%
AMMC CLO XII Ltd. 2013–12A DR†	4.601% (3 Mo. LIBOR + 2.70%	)#	11/10/2030	391	353,484	(a)
APEX CREDIT CLO LLC 2017–2A B†	3.758% (3 Mo. LIBOR + 1.85%	)#	9/20/2029	522	522,345
Apidos CLO XXXII 2019–32A C†(b)	Zero Coupon	(c)	1/20/2033	504	504,214	(a)
Ascentium Equipment Receivables Trust 2016–2A B†	2.50%		9/12/2022	117	116,811
Battalion CLO XV Ltd. 2019–16A B†	Zero Coupon	(c)	12/19/2032	1,714	1,713,864
Benefit Street Partners CLO XIX Ltd. 2019–19A B†(b)	Zero Coupon	(c)	1/15/2033	578	578,533
Benefit Street Partners CLO XIX Ltd. 2019–19A C†(b)	Zero Coupon	(c)	1/15/2033	469	469,300
BlueMountain CLO XXIII Ltd. 2018–23A D†	4.866% (3 Mo. LIBOR + 2.90%	)#	10/20/2031	369	355,724
Carlyle US CLO Ltd. 2019–4A B†(b)	Zero Coupon	(c)	1/15/2033	1,141	1,140,510
Cedar Funding VI CLO Ltd. 2016–6A DR†	4.966% (3 Mo. LIBOR + 3.00%	)#	10/20/2028	657	644,999
Conn’s Receivables Funding LLC 2017-B C†	5.95%		11/15/2022	1,939	1,950,020
Halcyon Loan Advisors Funding Ltd. 2015–2A CR†	4.09% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	465	465,120
Halcyon Loan Advisors Funding Ltd. 2017–2A A2†	3.702% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	680	673,437
Hardee’s Funding LLC 2018–1A A2II†	4.959%		6/20/2048	3,298	3,380,277
Jamestown CLO VII Ltd. 2015–7A BR†	3.59% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	1,202	1,180,883
KKR CLO 9 Ltd. 9 B1R†	3.751% (3 Mo. LIBOR + 1.75%	)#	7/15/2030	500	496,494
KVK CLO Ltd. 2013-A BR†	3.451% (3 Mo. LIBOR + 1.45%	)#	1/14/2028	268	266,769

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Madison Park Funding XIV Ltd. 2014–14A DRR†	4.903% (3 Mo. LIBOR + 2.95%	)#	10/22/2030	$333	$325,565
Madison Park Funding XXXVI Ltd. 2019–36A C†	2.60% (3 Mo. LIBOR + 2.60%	)#	1/15/2033	914	914,003
Mariner CLO Ltd. 2017–4A D†	4.986% (3 Mo. LIBOR + 3.05%	)#	10/26/2029	694	679,230
Mountain View CLO X Ltd. 2015–10A BR†	3.351% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	1,336	1,324,753
Northwoods Capital 20 Ltd. 2019–20A C†	4.701% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	1,099	1,101,125
Octagon Investment Partners 39 Ltd. 2018–3A D†	4.916% (3 Mo. LIBOR + 2.95%	)#	10/20/2030	322	313,305
OHA Loan Funding Ltd. 2015–1A CR2†	4.501% (3 Mo. LIBOR + 2.65%	)#	11/15/2032	607	606,814
OZLM Funding III Ltd. 2013–3A A2AR†	3.82% (3 Mo. LIBOR + 1.95%	)#	1/22/2029	1,200	1,200,842
Palmer Square Loan Funding Ltd. 2018–1A A1†	2.601% (3 Mo. LIBOR + .60%	)#	4/15/2026	1,698	1,691,925
Palmer Square Loan Funding Ltd. 2018–1A A2†	3.051% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	884	882,467
Palmer Square Loan Funding Ltd. 2018–1A B†	3.401% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	670	666,256
Planet Fitness Master Issuer LLC 2018–1A A2I†	4.262%		9/5/2048	1,536	1,565,080
Planet Fitness Master Issuer LLC 2018–1A A2II†	4.666%		9/5/2048	1,920	2,000,834
Planet Fitness Master Issuer LLC 2019–1A A2†	3.858%		12/5/2049	1,124	1,109,393
Regatta VI Funding Ltd. 2016–1A DR†	4.666% (3 Mo. LIBOR + 2.70%	)#	7/20/2028	250	247,788
Regatta XVI Funding Ltd. 2019–2A B†	3.953% (3 Mo. LIBOR + 2.05%	)#	1/15/2033	2,300	2,305,510
THL Credit Wind River CLO Ltd. 2018–3A D†	4.916% (3 Mo. LIBOR + 2.95%	)#	1/20/2031	608	556,997
Towd Point Mortgage Trust 2019-HY2 A1†	2.792% (1 Mo. LIBOR + 1.00%	)#	5/25/2058	1,338	1,345,480
West CLO Ltd. 2014–2A BR†	3.751% (3 Mo. LIBOR + 1.75%	)#	1/16/2027	459	457,109
Wingstop Funding LLC 2018–1 A2†	4.97%		12/5/2048	1,665	1,716,360
Total					35,823,620
Total Asset-Backed Securities (cost $39,040,353)					39,135,840

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Shares (000)		Fair Value
COMMON STOCKS 5.80%

Auto Parts & Equipment 0.05%
Chassix Holdings, Inc.		59	$594,750

Banking 0.51%
First Republic Bank		26	3,099,975
Northern Trust Corp.		11	1,189,888
SVB Financial Group*		7	1,784,644
Total			6,074,507

Beverages 0.28%
Brown-Forman Corp. Class B		19	1,275,477
Budweiser Brewing Co. APAC Ltd.†*(d)	HKD	223	753,328
Carlsberg A/S Class B(d)	DKK	9	1,326,260
Total			3,355,065

Discount Stores 0.10%
Target Corp.		9	1,201,071

Diversified Capital Goods 0.31%
Carlisle Cos., Inc.		7	1,195,674
Dover Corp.		11	1,232,590
Illinois Tool Works, Inc.		7	1,257,410
Total			3,685,674

Electric: Generation 0.12%
SolarEdge Technologies, Inc. (Israel)*(e)		15	1,406,191

Electronics 0.10%
Universal Display Corp.		6	1,133,385

Energy: Exploration & Production 0.23%
Chaparral Energy, Inc. Class A*		60	106,077
MEG Energy Corp.*(d)	CAD	459	2,610,177
Templar Energy LLC Class A Units		46	3,698	(a)
Total			2,719,952

Food & Drug Retailers 0.11%
Casey’s General Stores, Inc.		8	1,308,170

Food: Wholesale 0.23%
Beyond Meat, Inc.*		16	1,241,579
Sanderson Farms, Inc.		9	1,532,409
Total			2,773,988

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2019

Investments	Shares (000)		Fair Value
Forestry/Paper 0.11%
Westrock Co.		29	$1,246,064

Medical Products 0.41%
DexCom, Inc.*		6	1,265,849
Edwards Lifesciences Corp.*		5	1,183,014
Intuitive Surgical, Inc.*		2	1,167,521
Teleflex, Inc.		3	1,246,769
Total			4,863,153

Metals/Mining (Excluding Steel) 0.10%
Arconic, Inc.		38	1,166,706

Oil Field Equipment & Services 0.05%
Halliburton Co.		25	599,515

Personal & Household Products 0.20%
Estee Lauder Cos., Inc. (The) Class A		6	1,250,187
Gibson Brands, Inc.		9	1,110,257
Remington Outdoor Co., Inc.*		16	13,412
Total			2,373,856

Pharmaceuticals 0.21%
NextCure, Inc.*		43	2,427,203

Rail 0.20%
Kansas City Southern		16	2,422,072

Restaurants 0.39%
Shake Shack, Inc. Class A*		79	4,681,130

Software/Services 0.96%
Adyen NV†*(d)	EUR	1	1,188,946
Alibaba Group Holding Ltd. ADR*		11	2,390,155
Alphabet, Inc. Class A*		1	1,169,287
DocuSign, Inc.*		24	1,786,347
RingCentral, Inc. Class A*		7	1,215,099
Shopify, Inc. Class A (Canada)*(e)		6	2,398,203
Trade Desk, Inc. (The) Class A*		5	1,277,338
Total			11,425,375

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments				Shares (000)	Fair Value
Specialty Retail 0.42%
Claires Holdings LLC				1	$693,698
Lululemon Athletica, Inc. (Canada)*(e)				19	4,313,232
Total					5,006,930

Support: Services 0.20%
Booz Allen Hamilton Holding Corp.				17	1,208,072
IHS Markit Ltd. (United Kingdom)*(e)				16	1,187,968
Total					2,396,040

Technology Hardware & Equipment 0.31%
Apple, Inc.				4	1,302,925
NVIDIA Corp.				10	2,369,236
Total					3,672,161

Telecommunications: Wireless 0.10%
Qorvo, Inc.*				10	1,178,688

Transportation: Infrastructure/Services 0.10%
XPO Logistics, Inc.*				15	1,210,723
Total Common Stocks (cost $67,567,811)					68,922,369

	Interest Rate		Maturity Date	Principal Amount (000)
CONVERTIBLE BOND 0.18%

Automakers
Tesla, Inc. (cost $1,664,586)	2.00%		5/15/2024	$1,384	2,095,822

FLOATING RATE LOANS(f) 7.03%

Advertising 0.14%
Clear Channel Outdoor Holdings, Inc. Term Loan B	5.299% (1 Mo. LIBOR + 3.50%	)	8/21/2026	1,613	1,624,619

Air Transportation 0.24%
American Airlines, Inc. 2018 Term Loan B	3.542% (1 Mo. LIBOR + 1.75%	)	6/27/2025	1,741	1,745,993
Kestrel Bidco Inc. Term Loan B (Canada)(e)	–	(g)	8/7/2026	1,122	1,133,523
Total					2,879,516

Auto Parts & Equipment 0.20%
American Axle and Manufacturing, Inc. Term Loan B	4.10% (3 Mo. LIBOR + 2.25%) – 4.20%		4/6/2024	2,386	2,392,297

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Building Materials 0.26%
Forterra Finance, LLC 2017 Term Loan B	4.799% (3 Mo. LIBOR + 3.00%	)	10/25/2023	$1,819	$1,783,907
Yak Access, LLC 2018 1st Lien Term Loan B	6.792% (1 Mo. LIBOR + 5.00%	)	7/11/2025	1,314	1,272,162
Total					3,056,069

Chemicals 0.23%
Polar US Borrower, LLC 2018 1st Lien Term Loan	6.62% (3 Mo. LIBOR + 4.75%) – 6.69%		10/15/2025	354	352,870	(h)
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(e)	4.96% (1 Mo. LIBOR + 3.25%	)	10/1/2025	2,323	2,327,529
Total					2,680,399

Diversified Capital Goods 0.15%
Granite Holdings US Acquisition Co. Term Loan B	7.211% (3 Mo. LIBOR + 5.25%	)	9/30/2026	1,737	1,746,025	(h)

Electric: Generation 0.58%
Astoria Energy LLC Term Loan B	5.80% (1 Mo. LIBOR + 4.00%	)	12/24/2021	1,548	1,547,238
Edgewater Generation, L.L.C. Term Loan	5.549% (3 Mo. LIBOR + 3.75%	)	12/13/2025	1,836	1,765,990
Frontera Generation Holdings LLC 2018 Term Loan B	5.99% (1 Mo. LIBOR + 4.25%	)	5/2/2025	1,393	1,204,821
Lightstone Holdco LLC 2018 Term Loan B	5.549% (1 Mo. LIBOR + 3.75%	)	1/30/2024	1,166	1,074,736
Lightstone Holdco LLC 2018 Term Loan C	5.549% (1 Mo. LIBOR + 3.75%	)	1/30/2024	66	60,617
Moxie Patriot LLC Delayed Draw Term Loan B2	7.69% (3 Mo. LIBOR + 5.75%	)	12/19/2020	902	804,037
Moxie Patriot LLC Term Loan B1	7.69% (3 Mo. LIBOR + 5.75%	)	12/19/2020	516	459,612
Total					6,917,051

Electric: Integrated 0.45%
Pacific Gas & Electric Company DIP Delayed Draw Term Loan	2.25%		12/31/2020	360	361,800	(h)
Pacific Gas & Electric Company DIP Term Loan	3.97% (1 Mo. LIBOR + 2.25%	)	12/31/2020	1,081	1,086,405	(h)
Pacific Gas & Electric Company Revolving Term Loan	–	(g)	12/31/2020	3,896	3,910,610	(h)
Total					5,358,815

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.20%
Playtika Holding Corp Term Loan B	7.799% (1 Mo. LIBOR + 6.00%	)	12/10/2024	$2,360	$2,389,175

Food & Drug Retailers 0.09%
GOBP Holdings, Inc. 2019 Term Loan B	5.24% (1 Mo. LIBOR + 3.50%	)	10/22/2025	1,111	1,126,832

Food: Wholesale 0.10%
United Natural Foods, Inc. Term Loan B	–	(g)	10/22/2025	1,373	1,179,546

Gaming 0.43%
MGM Growth Properties Operating Partnership LP 2016 Term Loan B	3.799% (1 Mo. LIBOR + 2.00%	)	3/21/2025	1,691	1,701,017
PCI Gaming Authority Term Loan	4.299% (1 Mo. LIBOR + 2.50%	)	5/29/2026	1,028	1,036,761
VICI Properties 1 LLC Replacement Term Loan B	3.785% (1 Mo. LIBOR + 2.00%	)	12/20/2024	2,338	2,352,274
Total					5,090,052

Gas Distribution 0.19%
Buckeye Partners, L.P. 2019 Term Loan B	4.441% (1 Mo. LIBOR + 2.75%	)	11/1/2026	1,159	1,170,598
Lower Cadence Holdings LLC Term Loan B	5.799% (1 Mo. LIBOR + 4.00%	)	5/22/2026	1,103	1,094,495
Total					2,265,093

Health Care Services 0.10%
Da Vinci Purchaser Corp. 2019 Term Loan	–	(g)	12/3/2026	1,186	1,189,160

Health Services 0.74%
Emerald TopCo Inc Term Loan	5.299% (1 Mo. LIBOR + 3.50%	)	7/24/2026	1,173	1,181,312
Air Medical Group Holdings, Inc. 2018 Term Loan B1	5.035% (1 Mo. LIBOR + 3.25%	)	4/28/2022	1,310	1,287,157
Parexel International Corporation Term Loan B 2019 Term Loan B2	4.555% (1 Mo. LIBOR + 2.75%	)	9/27/2024	1,990	1,958,026
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	6.299% (1 Mo. LIBOR + 4.50%	)	11/17/2025	2,288	2,309,160
U.S. Renal Care, Inc. 2019 Term Loan B	6.813% (1 Mo. LIBOR + 5.00%	)	6/26/2026	2,100	2,089,533
Total					8,825,188

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance Brokerage 0.19%
Hub International Limited 2018 Term Loan B	4.69% (3 Mo. LIBOR + 2.75%	)	4/25/2025	$2,283	$2,284,711

Media: Content 0.10%
Univision Communications Inc. Term Loan C5	4.549% (1 Mo. LIBOR + 2.75%	)	3/15/2024	1,215	1,202,104

Personal & Household Products 0.24%
FGI Operating Company, LLC Exit Term Loan	11.945% (3 Mo. LIBOR + 10.00%	)	5/15/2022	105	83,986	(h)
Revlon Consumer Products Corporation 2016 Term Loan B	5.409% (3 Mo. LIBOR + 3.50%	)	9/7/2023	2,115	1,627,517
TGP Holdings III, LLC 2018 1st Lien Term Loan	6.049% (3 Mo. LIBOR + 4.25%	)	9/25/2024	1,212	1,146,144
Total					2,857,647

Rail 0.15%
Genesee & Wyoming Inc. (New) Term Loan	–	(g)	11/6/2026	1,740	1,759,069

Recreation & Travel 0.30%
Alterra Mountain Company Term Loan B1	4.549% (1 Mo. LIBOR + 2.75%	)	7/31/2024	1,138	1,149,543
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan (Luxembourg)(e)	4.299% (1 Mo. LIBOR +2.50%	)	2/1/2024	1,198	1,205,290
Kingpin Intermediate Holdings LLC 2018 Term Loan B	5.30% (1 Mo. LIBOR + 3.50%	)	7/3/2024	1,172	1,179,081
Total					3,533,914

Restaurants 0.27%
IRB Holding Corp 1st Lien Term Loan	5.216% (3 Mo. LIBOR + 3.25%	)	2/5/2025	1,785	1,799,023
Panera Bread Co. Term Loan A	3.563% (1 Mo. LIBOR + 1.75%	)	7/18/2022	1,432	1,400,033
Total					3,199,056

Software/Services 0.52%
Ancestry.com Operations Inc. Non-Extended Term Loan B	5.55% (1 Mo. LIBOR + 3.75%	)	10/19/2023	706	698,672
Ancestry.com Operations, Inc. 2019 Extended Term Loan B	6.05% (1 Mo. LIBOR + 4.25%	)	8/27/2026	1,105	1,089,890
Ellie Mae, Inc. Term Loan	5.945% (3 Mo. LIBOR + 4.00%	)	4/17/2026	1,971	1,987,235

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Software/Services (continued)
Tibco Software Inc. 2019 Term Loan B	5.71% (1 Mo. LIBOR + 4.00%	)	6/30/2026	$1,148	$1,154,764
Ultimate Software Group Inc. (The) Term Loan B	5.549% (3 Mo. LIBOR + 3.75%	)	5/4/2026	1,216	1,225,644
Total					6,156,205

Specialty Retail 0.44%
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	4.491% (1 Mo. LIBOR + 2.75%	)	2/3/2024	1,882	1,897,396
Claire’s Stores, Inc. 2019 Term Loan B	–	(g)	12/18/2026	685	620,322
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan	5.049% (1 Mo. LIBOR + 3.25%	)	3/20/2025	1,282	1,253,130
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	5.049% (1 Mo. LIBOR + 3.25%	)	3/20/2025	164	159,867
PetSmart, Inc. Consenting Term Loan	–	(g)	3/11/2022	1,282	1,271,266
Total					5,201,981

Support: Services 0.59%
DG Investment Intermediate Holdings 2, Inc. 2018 1st Lien Term Loan	4.799% (3 Mo. LIBOR + 3.00%	)	2/3/2025	1,194	1,190,618
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	–	(g)	10/20/2025	1,252	1,233,271
Pike Corporation 2019 Term Loan B	5.049% (1 Mo. LIBOR + 3.25%	)	7/24/2026	1,790	1,802,205
Southern Graphics, Inc. 2018 Term Loan B	5.049% (1 Mo. LIBOR + 3.25%	)	12/31/2022	1,717	1,074,212
Trans Union, LLC 2019 Term Loan B5	3.549% (1 Mo. LIBOR + 1.75%	)	11/16/2026	1,651	1,659,539
Total					6,959,845

Telecommunications: Satellite 0.06%
Iridium Satellite LLC Term Loan (France)(e)	5.542% (1 Mo. LIBOR + 3.75%	)	11/4/2026	746	756,049

Transportation: Infrastructure/Services 0.07%
Commercial Barge Line Company 2015 1st Lien Term Loan	10.677% (3 Mo. LIBOR + 8.75%	)	11/12/2020	1,515	787,635
Total Floating Rate Loans (cost $84,137,079)					83,418,053

FOREIGN GOVERNMENT OBLIGATIONS 5.86%

Angola 0.35%
Republic of Angola†(e)	8.25%		5/9/2028	2,189	2,370,048
Republic of Angola†(e)	9.375%		5/8/2048	1,592	1,751,209
Total					4,121,257

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Argentina 0.63%
Ciudad Autonoma De Buenos Aires†(e)	7.50%	6/1/2027		$1,908	$1,855,530
Province of Santa Fe†(e)	6.90%	11/1/2027		1,751	1,392,045
Provincia de Cordoba†(e)	7.125%	6/10/2021		1,642	1,223,290
Provincia de Cordoba†(e)	7.45%	9/1/2024		2,162	1,567,450
Provincia de Mendoza†(e)	8.375%	5/19/2024		1,987	1,500,185
Total					7,538,500

Australia 0.19%
Australian Government(d)	4.25%	4/21/2026	AUD	2,775	2,314,363

Bahrain 0.18%
Bahrain Government International Bond†(e)	6.75%	9/20/2029		$1,800	2,107,203

Bermuda 0.22%
Government of Bermuda†	4.138%	1/3/2023		1,350	1,416,386
Government of Bermuda†	4.75%	2/15/2029		1,107	1,252,679
Total					2,669,065

Canada 0.67%
Province of British Columbia Canada(d)	2.85%	6/18/2025	CAD	3,000	2,406,908
Province of Ontario Canada(e)	2.55%	2/12/2021		$5,494	5,539,912
Total					7,946,820

Dominican Republic 0.26%
Dominican Republic†(e)	6.40%	6/5/2049		2,783	3,060,423

Egypt 0.28%
Arab Republic of Egypt†(e)	5.577%	2/21/2023		3,126	3,276,364

Honduras 0.16%
Honduras Government†(e)	6.25%	1/19/2027		1,716	1,877,471

Ivory Coast 0.11%
Ivory Coast Government International Bond†(d)	5.875%	10/17/2031	EUR	1,090	1,275,472

Jamaica 0.44%
Government of Jamaica(e)	6.75%	4/28/2028		$2,073	2,462,408
Government of Jamaica(e)	8.00%	3/15/2039		2,031	2,769,136
Total					5,231,544

Japan 0.39%
Japan Bank for International Corp.(e)	3.125%	7/20/2021		4,572	4,663,491

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Kenya 0.29%
Republic of Kenya†(e)	7.25%	2/28/2028	$1,918	$2,090,131
Republic of Kenya†(e)	8.25%	2/28/2048	1,229	1,320,621
Total				3,410,752

Mongolia 0.20%
Development Bank of Mongolia LLC†(e)	7.25%	10/23/2023	2,254	2,389,123

Paraguay 0.18%
Republic of Paraguay†(e)	5.60%	3/13/2048	1,804	2,116,877

Qatar 0.18%
State of Qatar†(e)	3.25%	6/2/2026	2,052	2,164,224

Senegal 0.20%
Republic of Senegal†(e)	6.25%	7/30/2024	2,141	2,376,161

Suriname 0.09%
Republic of Suriname†(e)	9.25%	10/26/2026	1,375	1,083,290

Ukraine 0.31%
Ukraine Government†(e)	7.375%	9/25/2032	3,394	3,628,923

United Arab Emirates 0.32%
Abu Dhabi Government International†(e)	3.125%	5/3/2026	3,607	3,765,127

Vietnam 0.21%
Socialist Republic of Vietnam†(e)	4.80%	11/19/2024	2,302	2,511,718
Total Foreign Government Obligations (cost $66,544,482)				69,528,168

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 12.57%
Federal National Mortgage Assoc.(i)	3.00%	TBA	21,300	21,590,323
Federal National Mortgage Assoc.(i)	3.50%	TBA	78,300	80,510,303
Federal National Mortgage Assoc.(i)	4.50%	TBA	44,850	47,219,755
Total Government Sponsored Enterprises Pass-Throughs (cost $149,162,463)				149,320,381

HIGH YIELD CORPORATE BONDS 67.55%

Advertising 0.09%
Clear Channel Worldwide Holdings, Inc.†	9.25%	2/15/2024	1,002	1,111,804

Aerospace/Defense 0.91%
Signature Aviation US Holdings, Inc.†	4.00%	3/1/2028	2,147	2,121,558
Signature Aviation US Holdings, Inc.†	5.375%	5/1/2026	1,087	1,146,712
TransDigm, Inc.†	6.25%	3/15/2026	1,558	1,689,626

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Aerospace/Defense (continued)
TransDigm, Inc.	6.375%	6/15/2026		$2,771	$2,944,077
United Technologies Corp.	4.125%	11/16/2028		2,600	2,928,822
Total					10,830,795

Air Transportation 1.27%
Air Canada 2013–1 Class A Pass Through Trust (Canada)†(e)	4.125%	11/15/2026		752	800,264
Azul Investments LLP†	5.875%	10/26/2024		3,034	3,155,132
British Airways 2018–1 Class A Pass Through Trust (United Kingdom)†(e)	4.125%	3/20/2033		735	772,404
British Airways 2018–1 Class AA Pass Through Trust (United Kingdom)†(e)	3.80%	3/20/2033		398	422,417
British Airways 2019–1 Class A Pass Through Trust (United Kingdom)†(e)	3.35%	6/15/2029		1,196	1,233,012
British Airways 2019–1 Class AA Pass Through Trust (United Kingdom)†(e)	3.30%	6/15/2034		2,936	3,047,641
Delta Air Lines 2019–1 Class AA Pass Through Trust	3.204%	10/25/2025		1,949	2,028,531
Delta Air Lines, Inc.	3.75%	10/28/2029		1,211	1,211,315
JetBlue 2019–1 Class A Pass Through Trust	2.95%	11/15/2029		1,012	1,012,392
United Airlines 2019–2 Class AA Pass Through Trust	2.70%	11/1/2033		1,416	1,423,106
Total					15,106,214

Auto Loans 0.08%
Ford Motor Credit Co. LLC	3.81%	1/9/2024		916	929,884

Auto Parts & Equipment 0.30%
Adient US LLC†	7.00%	5/15/2026		1,624	1,773,203
Delphi Technologies plc (United Kingdom)†(e)	5.00%	10/1/2025		1,966	1,823,465
Total					3,596,668

Automakers 1.89%
Aston Martin Capital Holdings Ltd.(d)	5.75%	4/15/2022	GBP	1,074	1,367,494
Aston Martin Capital Holdings Ltd. (Jersey)†(e)	6.50%	4/15/2022		$1,281	1,221,882
BMW US Capital LLC†	3.10%	4/12/2021		1,217	1,235,346
Ford Motor Credit Co. LLC	5.584%	3/18/2024		10,616	11,490,420
Navistar International Corp.†	6.625%	11/1/2025		1,112	1,135,168
Tesla, Inc.†	5.30%	8/15/2025		6,185	6,014,851
Total					22,465,161

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking 6.11%
ABN AMRO Bank NV (Netherlands)†(e)	4.75%		7/28/2025		$1,705	$1,861,366
AIB Group plc (Ireland)†(e)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025		1,203	1,274,012
AIB Group plc (Ireland)†(e)	4.75%		10/12/2023		2,691	2,890,384
Ally Financial, Inc.	4.625%		3/30/2025		1,087	1,178,944
Ally Financial, Inc.	8.00%		11/1/2031		3,091	4,296,335
Associated Banc-Corp.	4.25%		1/15/2025		901	952,256
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(e)	6.75% (USD Swap + 5.17%	)#	–	(j)	1,776	2,028,378
Banco Mercantil del Norte SA†	7.625% (10 Yr Treasury CMT + 5.35%	)#	–	(j)	1,219	1,304,982
Bank of America Corp.	4.45%		3/3/2026		1,137	1,248,715
Bank of Ireland Group plc (Ireland)†(e)	4.50%		11/25/2023		2,692	2,880,424
BankUnited, Inc.	4.875%		11/17/2025		2,178	2,375,556
BBVA Bancomer SA†	5.125% (5 Yr Treasury CMT + 2.65%	)#	1/18/2033		2,456	2,483,716
BBVA USA	3.875%		4/10/2025		2,353	2,471,166
CIT Group, Inc.	5.25%		3/7/2025		527	580,799
CIT Group, Inc.	6.125%		3/9/2028		2,709	3,204,334
Citigroup, Inc.	4.45%		9/29/2027		1,164	1,282,007
Fidelity National Financial, Inc.	4.50%		8/15/2028		2,193	2,375,797
Fifth Third Bancorp	8.25%		3/1/2038		377	575,506
Global Bank Corp. (Panama)†(e)	5.25% (3 Mo. LIBOR + 3.30%	)#	4/16/2029		3,246	3,493,508
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		1,520	1,598,699
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		1,600	1,737,347
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		1,656	1,713,820
Huntington Bancshares, Inc.	5.70% (3 Mo. LIBOR + 2.88%	)#	–	(j)	1,217	1,263,508
Huntington National Bank (The)	3.125%		4/1/2022		2,332	2,383,934
Intesa Sanpaolo SpA (Italy)†(e)	5.71%		1/15/2026		4,060	4,394,139
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		1,306	1,387,119
JPMorgan Chase & Co.	6.10% (3 Mo. LIBOR + 3.33%	)#	–	(j)	1,088	1,188,112
Leggett & Platt, Inc.	4.40%		3/15/2029		1,974	2,157,737
Macquarie Bank Ltd. (United Kingdom)†(e)	6.125% (5 Yr. Swap rate + 3.70%	)#	–	(j)	2,899	3,003,074
Morgan Stanley	3.125%		7/27/2026		2,144	2,213,201
Morgan Stanley	3.625%		1/20/2027		776	826,073
Popular, Inc.	6.125%		9/14/2023		1,370	1,478,456

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banking (continued)
Santander UK Group Holdings plc (United Kingdom)†(e)	4.75%		9/15/2025	$2,986	$3,212,281
US Bancorp	3.00%		7/30/2029	1,090	1,126,402
Washington Mutual Bank(k)	6.875%		6/15/2011	1,250	125	(l)
Webster Financial Corp.	4.10%		3/25/2029	2,322	2,462,262
Westpac Banking Corp. (Australia)(e)	4.11% (5 Yr Treasury CMT + 2.00%	)#	7/24/2034	1,607	1,684,154
Total					72,588,628

Beverages 1.20%
Bacardi Ltd.†	2.75%		7/15/2026	1,749	1,721,178
Bacardi Ltd.†	4.70%		5/15/2028	2,843	3,097,884
Becle SAB de CV (Mexico)†(e)	3.75%		5/13/2025	1,438	1,476,265
Brown-Forman Corp.	3.50%		4/15/2025	797	849,808
Brown-Forman Corp.	4.50%		7/15/2045	1,572	1,927,387
PepsiCo, Inc.	3.60%		3/1/2024	1,653	1,759,897
Suntory Holdings Ltd. (Japan)†(e)	2.25%		10/16/2024	3,413	3,392,902
Total					14,225,321

Building & Construction 0.95%
Beazer Homes USA, Inc.†	7.25%		10/15/2029	1,164	1,245,509
ITR Concession Co. LLC†	5.183%		7/15/2035	785	790,363
Lennar Corp.	4.75%		11/15/2022	1,304	1,371,521
Lennar Corp.	4.75%		5/30/2025	645	694,720
Lennar Corp.	4.75%		11/29/2027	661	713,450
PulteGroup, Inc.	6.375%		5/15/2033	2,250	2,634,124
Shea Homes LP/Shea Homes Funding Corp.†	6.125%		4/1/2025	1,261	1,308,811
Toll Brothers Finance Corp.	4.875%		3/15/2027	1,084	1,173,807
Toll Brothers Finance Corp.	5.625%		1/15/2024	1,208	1,327,791
Total					11,260,096

Building Materials 0.50%
Allegion plc (Ireland)(e)	3.50%		10/1/2029	918	935,032
Hillman Group, Inc. (The)†	6.375%		7/15/2022	1,311	1,222,916
Owens Corning, Inc.	4.30%		7/15/2047	1,287	1,220,368
Owens Corning, Inc	4.40%		1/30/2048	1,255	1,214,802
Vulcan Materials Co.	4.50%		6/15/2047	1,186	1,301,754
Total					5,894,872

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Cable & Satellite Television 2.73%
Altice France SA (France)†(e)	8.125%		2/1/2027	$3,262	$3,679,862
Altice Luxembourg SA (Luxembourg)†(e)	10.50%		5/15/2027	1,507	1,720,843
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%		5/1/2027	2,783	2,941,214
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%		2/15/2026	3,946	4,170,409
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%		4/1/2024	1,035	1,072,089
CSC Holdings LLC†	5.50%		4/15/2027	2,372	2,551,561
CSC Holdings LLC†	5.75%		1/15/2030	1,274	1,361,588
CSC Holdings LLC†	6.50%		2/1/2029	1,046	1,168,251
CSC Holdings LLC†	10.875%		10/15/2025	1,430	1,600,706
DISH DBS Corp.	7.75%		7/1/2026	6,732	7,144,268
LCPR Senior Secured Financing DAC (Ireland)†(e)	6.75%		10/15/2027	1,133	1,203,076
Ziggo BV (Netherlands)†(e)	5.50%		1/15/2027	3,541	3,768,863
Total					32,382,730

Chemicals 0.88%
CF Industries, Inc.†	4.50%		12/1/2026	2,002	2,179,423
CF Industries, Inc.	4.95%		6/1/2043	253	264,410
CF Industries, Inc.	5.15%		3/15/2034	422	472,366
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	4.125%		7/19/2027	2,759	2,899,300
FMC Corp.	3.45%		10/1/2029	1,050	1,086,310
OCI NV (Netherlands)†(e)	6.625%		4/15/2023	1,138	1,190,348
Yingde Gases Investment Ltd. (Hong Kong)†(e)	6.25%		1/19/2023	2,233	2,312,486
Total					10,404,643

Consumer/Commercial/Lease Financing 0.94%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)(e)	3.65%		7/21/2027	762	784,986
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)(e)	4.45%		4/3/2026	469	503,368
American Tower Corp.	2.95%		1/15/2025	1,132	1,157,852
General Electric Co.	2.894% (3 Mo. LIBOR + 1.00%	)#	3/15/2023	122	122,513
Navient Corp.	6.125%		3/25/2024	1,728	1,879,183
Navient Corp.	6.75%		6/25/2025	1,609	1,780,358
Navient Corp.	6.75%		6/15/2026	1,831	2,015,839
Quicken Loans, Inc.†	5.25%		1/15/2028	1,111	1,152,465
Springleaf Finance Corp.	5.375%		11/15/2029	1,743	1,822,568
Total					11,219,132

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Department Stores 0.38%
Kohl’s Corp.	5.55%		7/17/2045		$1,350	$1,375,408
Seven & i Holdings Co. Ltd. (Japan)†(e)	3.35%		9/17/2021		3,076	3,137,812
Total						4,513,220

Discount Stores 0.94%
Amazon.com, Inc.	3.15%		8/22/2027		1,014	1,073,039
Amazon.com, Inc.	4.25%		8/22/2057		1,325	1,612,679
Amazon.com, Inc.	4.80%		12/5/2034		3,679	4,636,266
Amazon.com, Inc.	5.20%		12/3/2025		3,295	3,841,145
Total						11,163,129

Diversified Capital Goods 1.13%
BCD Acquisition, Inc.†	9.625%		9/15/2023		1,128	1,164,649
Dover Corp.	2.95%		11/4/2029		1,320	1,331,182
General Electric Co.	3.10%		1/9/2023		2,189	2,236,597
General Electric Co.	3.15%		9/7/2022		260	265,760
General Electric Co.	5.00% (3 Mo. LIBOR + 3.33%	)#	–	(j)	3,371	3,306,883
Siemens Financieringsmaatschappij NV (Netherlands)†(e)	3.25%		5/27/2025		1,235	1,301,251
SPX FLOW, Inc.†	5.875%		8/15/2026		1,465	1,553,409
Westinghouse Air Brake Technologies Corp.	3.45%		11/15/2026		1,338	1,353,431
Westinghouse Air Brake Technologies Corp.	4.95%		9/15/2028		794	873,659
Total						13,386,821

Electric: Distribution/Transportation 0.54%
Adani Transmission Ltd. (India)†(e)	4.25%		5/21/2036		1,000	1,013,377
Atlantic City Electric Co.	4.00%		10/15/2028		1,149	1,281,361
Oklahoma Gas & Electric Co.	4.15%		4/1/2047		1,087	1,182,332
State Grid Overseas Investment 2016 Ltd.†	3.50%		5/4/2027		2,836	2,970,144
Total						6,447,214

Electric: Generation 1.64%
Acwa Power Management & Investments One Ltd. (Saudi Arabia)†(e)	5.95%		12/15/2039		1,386	1,482,327
Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd/Wardha Solar Maharash (India)†(e)	4.625%		10/15/2039		645	655,159
Calpine Corp.	5.75%		1/15/2025		1,126	1,158,372
Clearway Energy Operating LLC†	4.75%		3/15/2028		656	665,840
Clearway Energy Operating LLC	5.75%		10/15/2025		1,344	1,417,362
Greenko Solar Mauritius Ltd. (Mauritius)†(e)	5.95%		7/29/2026		1,400	1,415,158
NextEra Energy Operating Partners LP†	3.875%		10/15/2026		2,442	2,455,734

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Generation (continued)
NextEra Energy Operating Partners LP†	4.50%	9/15/2027	$1,709	$1,785,602
NRG Energy, Inc.	5.75%	1/15/2028	3,273	3,557,260
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	1,453	1,609,420
TerraForm Power Operating LLC†	4.75%	1/15/2030	1,484	1,512,715
TerraForm Power Operating LLC†	5.00%	1/31/2028	561	594,189
Vistra Operations Co. LLC†	4.30%	7/15/2029	1,123	1,145,425
Total				19,454,563

Electric: Integrated 3.48%
AES Corp. (The)	4.50%	3/15/2023	1,054	1,082,548
AES Corp. (The)	5.125%	9/1/2027	553	591,351
Arizona Public Service Co.	2.95%	9/15/2027	1,333	1,368,547
Ausgrid Finance Pty Ltd. (Australia)†(e)	4.35%	8/1/2028	1,217	1,325,560
Avangrid, Inc.	3.80%	6/1/2029	486	515,467
Black Hills Corp.	4.35%	5/1/2033	1,155	1,280,907
Dayton Power & Light Co. (The)†	3.95%	6/15/2049	898	921,379
DPL, Inc.†	4.35%	4/15/2029	1,537	1,482,841
DTE Energy Co.	2.60%	6/15/2022	896	902,387
El Paso Electric Co.	5.00%	12/1/2044	1,953	2,306,244
Electricite de France SA (France)†(e)	3.625%	10/13/2025	1,044	1,107,891
Empresa de Transmision Electrica SA (Panama)†(e)	5.125%	5/2/2049	1,205	1,374,839
Empresas Publicas de Medellin ESP (Colombia)†(e)	4.25%	7/18/2029	774	806,549
Enel Finance International NV (Netherlands)†(e)	2.65%	9/10/2024	2,243	2,250,981
Enel Finance International NV (Netherlands)†(e)	3.50%	4/6/2028	2,829	2,895,129
Entergy Arkansas LLC	4.00%	6/1/2028	1,589	1,724,614
Entergy Arkansas LLC	4.95%	12/15/2044	1,109	1,187,913
Entergy Louisiana LLC	4.00%	3/15/2033	958	1,083,030
Entergy Mississippi LLC	2.85%	6/1/2028	1,547	1,581,844
Indianapolis Power & Light Co.†	4.05%	5/1/2046	2,203	2,444,667
Louisville Gas & Electric Co.	4.375%	10/1/2045	1,017	1,176,553
Monongahela Power Co.†	3.55%	5/15/2027	1,188	1,237,146
NRG Energy, Inc.†	3.75%	6/15/2024	2,302	2,380,309
NRG Energy, Inc.†	5.25%	6/15/2029	632	684,519
Ohio Power Co.	4.00%	6/1/2049	1,172	1,314,012
Ohio Power Co.	4.15%	4/1/2048	1,223	1,382,021
Pacific Gas & Electric Co.(k)	6.05%	3/1/2034	2,250	2,361,037
Puget Sound Energy, Inc.	4.223%	6/15/2048	1,174	1,350,659
Rochester Gas & Electric Corp.†	3.10%	6/1/2027	1,113	1,149,568
Total				41,270,512

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electronics 1.37%
Amphenol Corp.	2.80%	2/15/2030	$2,475	$2,453,448
KLA Corp.	4.10%	3/15/2029	776	849,791
Lam Research Corp.	4.875%	3/15/2049	1,558	1,953,265
Micron Technology, Inc.	5.327%	2/6/2029	2,218	2,544,800
NVIDIA Corp.	3.20%	9/16/2026	2,872	3,015,204
Trimble, Inc.	4.75%	12/1/2024	2,232	2,410,605
Xilinx, Inc.	2.95%	6/1/2024	2,945	3,029,734
Total				16,256,847

Energy: Exploration & Production 4.64%
Apache Corp.	4.25%	1/15/2030	2,286	2,370,824
Berry Petroleum Co. LLC†	7.00%	2/15/2026	1,270	1,179,954
Callon Petroleum Co.	6.125%	10/1/2024	1,232	1,258,414
Centennial Resource Production LLC†	5.375%	1/15/2026	1,972	1,943,105
Centennial Resource Production LLC†	6.875%	4/1/2027	2,028	2,113,830
Continental Resources, Inc.	4.90%	6/1/2044	5,539	5,879,657
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	1,131	1,170,384
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	1,114	1,173,153
HighPoint Operating Corp.	7.00%	10/15/2022	1,254	1,194,826
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	1,270	1,231,754
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	10/1/2025	1,278	1,249,826
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	1,704	1,623,652
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru)†(e)	6.375%	6/1/2028	1,350	1,489,185
Indigo Natural Resources LLC†	6.875%	2/15/2026	1,406	1,325,190
Jagged Peak Energy LLC	5.875%	5/1/2026	1,253	1,296,670
Laredo Petroleum, Inc.	5.625%	1/15/2022	1,268	1,233,526
MEG Energy Corp. (Canada)†(e)	6.50%	1/15/2025	2,622	2,732,609
MEG Energy Corp. (Canada)†(e)	7.00%	3/31/2024	2,507	2,527,896
Murphy Oil Corp.	5.75%	8/15/2025	1,165	1,220,961
Murphy Oil Corp.	5.875%	12/1/2027	1,115	1,172,144
Murphy Oil Corp.	6.875%	8/15/2024	988	1,044,400
Noble Energy, Inc.	3.85%	1/15/2028	1,886	1,992,215
Oasis Petroleum, Inc.†	6.25%	5/1/2026	1,846	1,536,841
Oasis Petroleum, Inc.	6.875%	3/15/2022	1,208	1,165,720
Oasis Petroleum, Inc.	6.875%	1/15/2023	1,272	1,246,560
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	1,673	1,772,293
SM Energy Co.	6.625%	1/15/2027	1,457	1,435,404
SM Energy Co.	6.75%	9/15/2026	1,303	1,280,650
Southwestern Energy Co.	6.20%	1/23/2025	1,378	1,267,333

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
SRC Energy, Inc.	6.25%	12/1/2025	$1,890	$1,908,881
Texaco Capital, Inc.	8.625%	11/15/2031	1,223	1,935,234
Tullow Oil plc (United Kingdom)†(e)	7.00%	3/1/2025	1,350	1,139,819
W&T Offshore, Inc.†	9.75%	11/1/2023	325	310,778
WPX Energy, Inc.	5.25%	10/15/2027	1,110	1,173,103
WPX Energy, Inc.	5.75%	6/1/2026	520	556,308
Total				55,153,099

Environmental 0.10%
Waste Pro USA, Inc.†	5.50%	2/15/2026	1,143	1,194,232

Food: Wholesale 1.40%
Arcor SAIC (Argentina)†(e)	6.00%	7/6/2023	1,939	1,877,456
BRF SA (Brazil)†(e)	4.875%	1/24/2030	1,386	1,431,405
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	1,312	1,321,827
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(e)	5.625%	8/15/2026	1,241	1,145,254
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	2,153	2,383,070
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	1,299	1,381,272
McCormick & Co., Inc.	4.20%	8/15/2047	1,893	2,085,871
MHP Lux SA (Luxembourg)†(e)	6.95%	4/3/2026	1,187	1,247,608
Performance Food Group, Inc.†	5.50%	10/15/2027	686	734,895
Smithfield Foods, Inc.†	5.20%	4/1/2029	2,768	3,068,278
Total				16,676,936

Forestry/Paper 0.10%
Norbord, Inc. (Canada)†(e)	6.25%	4/15/2023	1,060	1,137,290

Gaming 1.56%
Boyd Gaming Corp.	6.00%	8/15/2026	1,197	1,288,687
Everi Payments, Inc.†	7.50%	12/15/2025	847	910,876
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	1,666	1,895,446
Jacobs Entertainment, Inc.†	7.875%	2/1/2024	604	642,001
Las Vegas Sands Corp.	3.90%	8/8/2029	1,226	1,281,187
Mohegan Gaming & Entertainment†	7.875%	10/15/2024	1,181	1,208,063
Penn National Gaming, Inc.†	5.625%	1/15/2027	2,251	2,385,278
Scientific Games International, Inc.†	7.00%	5/15/2028	1,136	1,217,622
Scientific Games International, Inc.†	7.25%	11/15/2029	1,145	1,247,306
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(e)	7.00%	7/15/2026	1,147	1,245,183
Station Casinos LLC†	5.00%	10/1/2025	2,070	2,111,400

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)
Wynn Macau Ltd. (Macau)†(e)	5.125%		12/15/2029	$753	$770,326
Wynn Macau Ltd. (Macau)†(e)	5.50%		10/1/2027	2,277	2,373,368
Total					18,576,743

Gas Distribution 2.34%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	2,274	1,679,770
Cheniere Corpus Christi Holdings LLC†	3.70%		11/15/2029	837	854,568
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027	2,154	2,384,543
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	1,059	1,193,011
Cheniere Energy Partners LP†	4.50%		10/1/2029	2,471	2,543,771
Dominion Energy Gas Holdings LLC	3.60%		12/15/2024	1,175	1,233,479
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025	1,145	1,234,403
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021	1,400	1,463,798
Midwest Connector Capital Co. LLC†	4.625%		4/1/2029	2,722	2,965,702
NGPL PipeCo LLC†	4.875%		8/15/2027	2,762	2,936,577
Northern Natural Gas Co.†	4.30%		1/15/2049	1,811	2,039,210
ONE Gas, Inc.	4.50%		11/1/2048	1,149	1,363,305
Sabal Trail Transmission LLC†	4.246%		5/1/2028	1,125	1,226,965
Southern Star Central Corp.†	5.125%		7/15/2022	1,145	1,159,670
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	5.875%		4/15/2026	1,131	1,203,807
Transportadora de Gas Internacional SA ESP (Colombia)†(e)	5.55%		11/1/2028	2,056	2,357,425
Total					27,840,004

Health Facilities 0.12%
Surgery Center Holdings, Inc.†	10.00%		4/15/2027	511	562,277
Tenet Healthcare Corp.†	4.875%		1/1/2026	835	875,623
Total					1,437,900

Health Facilities 2.17%
AHP Health Partners, Inc.†	9.75%		7/15/2026	1,193	1,314,206
Ascension Health	3.945%		11/15/2046	1,017	1,127,523
Dignity Health	3.812%		11/1/2024	675	712,472
HCA, Inc.	5.50%		6/15/2047	4,213	4,836,496
HCA, Inc.	7.05%		12/1/2027	390	462,637
HCA, Inc.	7.58%		9/15/2025	552	665,160
HCA, Inc.	7.69%		6/15/2025	1,240	1,497,815
HCA, Inc.	8.36%		4/15/2024	261	318,420
Memorial Sloan-Kettering Cancer Center	4.20%		7/1/2055	1,478	1,711,491

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)
Mount Sinai Hospitals Group, Inc.	3.737%		7/1/2049	$1,566	$1,567,572
MPT Operating Partnership LP/MPT Finance Corp.	5.00%		10/15/2027	1,192	1,266,530
New York & Presbyterian Hospital (The)	4.063%		8/1/2056	1,770	1,949,414
NYU Langone Hospitals	4.368%		7/1/2047	1,191	1,344,120
Providence St. Joseph Health Obligated Group	2.532%		10/1/2029	1,160	1,138,799
Rede D’or Finance Sarl (Luxembourg)†(e)	4.95%		1/17/2028	1,112	1,152,988
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%		12/1/2026	1,663	1,883,389
Tenet Healthcare Corp.	5.125%		5/1/2025	1,128	1,164,660
Tenet Healthcare Corp.	6.75%		6/15/2023	1,513	1,665,503
Total					25,779,195

Health Services 0.93%
DaVita, Inc.	5.00%		5/1/2025	1,185	1,221,540
Hadrian Merger Sub, Inc.†	8.50%		5/1/2026	1,128	1,158,002
Montefiore Obligated Group	5.246%		11/1/2048	1,553	1,747,543
MPH Acquisition Holdings LLC†	7.125%		6/1/2024	1,276	1,237,707
NVA Holdings, Inc.†	6.875%		4/1/2026	1,125	1,219,219
Tenet Healthcare Corp.†	6.25%		2/1/2027	2,370	2,553,675
Verscend Escrow Corp.†	9.75%		8/15/2026	1,692	1,854,897
Total					10,992,583

Hotels 0.45%
Hilton Domestic Operating Co., Inc.	4.875%		1/15/2030	1,077	1,143,481
Hilton Domestic Operating Co., Inc.	5.125%		5/1/2026	2,182	2,302,768
Wyndham Destinations, Inc.	5.75%		4/1/2027	712	774,547
Wyndham Destinations, Inc.	6.35%		10/1/2025	998	1,113,184
Total					5,333,980

Insurance Brokerage 0.21%
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#	11/1/2057	1,230	1,286,064
HUB International Ltd.†	7.00%		5/1/2026	1,133	1,201,008
Total					2,487,072

Integrated Energy 1.70%
Cenovus Energy, Inc. (Canada)(e)	5.40%		6/15/2047	5,049	5,891,720
Cheniere Energy Partners LP	5.25%		10/1/2025	1,149	1,200,222
Cheniere Energy Partners LP	5.625%		10/1/2026	1,913	2,026,583
Exxon Mobil Corp.	3.043%		3/1/2026	1,101	1,154,881
Hess Corp.	5.60%		2/15/2041	2,861	3,348,700

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Integrated Energy (continued)
Hess Corp.	5.80%	4/1/2047	$1,976	$2,416,928
Rio Oil Finance Trust Series 2018-1 (Brazil)†(e)	8.20%	4/6/2028	1,121	1,297,958
Shell International Finance BV (Netherlands)(e)	6.375%	12/15/2038	1,973	2,876,964
Total				20,213,956

Investments & Miscellaneous Financial Services 0.84%
AI Candelaria Spain SLU (Spain)†(e)	7.50%	12/15/2028	1,050	1,180,302
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	2,264	2,368,031
MDGH - GMTN BV (Netherlands)†(e)	3.70%	11/7/2049	1,949	2,031,004
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	2,377	2,442,182
Power Finance Corp. Ltd. (India)†(e)	6.15%	12/6/2028	1,668	1,925,748
Total				9,947,267

Life Insurance 0.49%
Northwestern Mutual Life Insurance Co. (The)†	3.85%	9/30/2047	2,206	2,321,366
Nuveen Finance LLC†	4.125%	11/1/2024	703	763,754
Teachers Insurance & Annuity Association of America†	4.27%	5/15/2047	889	1,009,453
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	1,424	1,748,738
Total				5,843,311

Machinery 0.34%
Itron, Inc.†	5.00%	1/15/2026	1,123	1,166,906
Roper Technologies, Inc.	4.20%	9/15/2028	1,665	1,824,014
Xylem, Inc.	3.25%	11/1/2026	1,004	1,039,321
Total				4,030,241

Managed Care 0.57%
Centene Corp.†	4.25%	12/15/2027	1,324	1,364,514
Centene Corp.†	4.625%	12/15/2029	1,182	1,247,837
Centene Corp.†	5.375%	6/1/2026	1,131	1,202,366
Kaiser Foundation Hospitals	4.15%	5/1/2047	1,648	1,881,432
Molina Healthcare, Inc.†	4.875%	6/15/2025	1,088	1,121,092
Total				6,817,241

Media: Content 1.53%
AMC Networks, Inc.	4.75%	8/1/2025	2,332	2,345,607
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026	681	690,143

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Media: Content (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co.†	6.625%	8/15/2027		$2,485	$2,421,260
Gray Television, Inc.†	5.875%	7/15/2026		1,163	1,239,293
Netflix, Inc.(d)	3.625%	5/15/2027	EUR	3,466	4,173,839
Netflix, Inc.†(d)	3.625%	6/15/2030	EUR	1,020	1,179,888
Netflix, Inc.†(d)	3.875%	11/15/2029	EUR	765	910,659
Netflix, Inc.	4.875%	4/15/2028		$2,136	2,224,057
Nexstar Broadcasting, Inc.†	5.625%	7/15/2027		1,682	1,775,603
Univision Communications, Inc.†	5.125%	2/15/2025		1,197	1,186,526
Total					18,146,875

Media: Diversified 0.27%
Cable Onda SA (Panama)†(e)	4.50%	1/30/2030		1,165	1,228,900
TWDC Enterprises 18 Corp.	2.35%	12/1/2022		1,956	1,985,256
Total					3,214,156

Medical Products 0.50%
Boston Scientific Corp.	7.00%	11/15/2035		1,473	2,075,411
Edwards Lifesciences Corp.	4.30%	6/15/2028		2,411	2,679,833
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022		1,191	1,186,526
Total					5,941,770

Metals/Mining (Excluding Steel) 0.88%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(e)	8.75%	7/15/2026		1,143	1,153,687
Freeport-McMoRan, Inc.	3.875%	3/15/2023		4,607	4,700,591
Industrias Penoles SAB de CV (Mexico)†(e)	4.15%	9/12/2029		1,187	1,228,957
Mirabela Nickel Ltd. (Australia)(e)	1.00%	9/10/2044		15	2	(l)
Novelis Corp.†	5.875%	9/30/2026		1,000	1,066,427
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025		1,175	1,144,932
Warrior Met Coal, Inc.†	8.00%	11/1/2024		1,107	1,124,297
Total					10,418,893

Monoline Insurance 0.11%
MGIC Investment Corp.	5.75%	8/15/2023		1,204	1,333,930

Multi-Line Insurance 0.10%
Assurant, Inc.	3.70%	2/22/2030		1,158	1,174,739

Non-Electric Utilities 0.12%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026		1,368	1,422,347

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services 0.80%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(e)	4.60%	11/2/2047	$2,529	$2,928,898
Oceaneering International, Inc.	4.65%	11/15/2024	903	887,198
Oceaneering International, Inc.	6.00%	2/1/2028	2,094	2,058,083
Transocean Phoenix 2 Ltd.†	7.75%	10/15/2024	716	761,153
Transocean Pontus Ltd.†	6.125%	8/1/2025	1,038	1,066,268
Transocean Proteus Ltd.†	6.25%	12/1/2024	699	722,317
Transocean, Inc.	6.80%	3/15/2038	1,535	1,093,841
Total				9,517,758

Oil Refining & Marketing 0.99%
Citgo Holding, Inc.†	9.25%	8/1/2024	1,769	1,901,675
Phillips 66 Partners LP	2.45%	12/15/2024	1,417	1,418,474
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	2.75%	4/16/2022	3,265	3,301,229
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	4.375%	4/16/2049	4,714	5,147,032
Total				11,768,410

Packaging 0.43%
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,295	1,541,500
Mauser Packaging Solutions Holding Co.†	7.25%	4/15/2025	1,812	1,793,862
Sealed Air Corp.†	6.875%	7/15/2033	1,060	1,253,818
Trivium Packaging Finance BV (Netherlands)†(e)	5.50%	8/15/2026	534	563,703
Total				5,152,883

Personal & Household Products 1.21%
Coty, Inc.†	6.50%	4/15/2026	1,476	1,557,217
Energizer Holdings, Inc.†	6.375%	7/15/2026	1,074	1,145,797
Hasbro, Inc.	3.90%	11/19/2029	2,327	2,345,620
Hasbro, Inc.	5.10%	5/15/2044	1,761	1,749,339
Mattel, Inc.†	6.75%	12/31/2025	1,176	1,266,417
Newell Brands, Inc.	4.20%	4/1/2026	4,710	4,910,641
SC Johnson & Son, Inc.†	4.75%	10/15/2046	1,177	1,434,662
Total				14,409,693

Pharmaceuticals 0.73%
AbbVie, Inc.†	3.20%	11/21/2029	1,998	2,033,832
Bausch Health Americas, Inc.†	8.50%	1/31/2027	1,621	1,848,994
Bausch Health Cos, Inc.†	5.00%	1/30/2028	610	627,623
Bausch Health Cos, Inc.†	5.25%	1/30/2030	750	779,625
Bausch Health Cos., Inc.†	5.875%	5/15/2023	110	111,031
Bausch Health Cos., Inc.†	6.125%	4/15/2025	631	653,284

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals (continued)
Bausch Health Cos., Inc.†	7.00%	3/15/2024	$1,332	$1,388,057
Zoetis, Inc.	3.90%	8/20/2028	1,159	1,257,105
Total				8,699,551

Property & Casualty 0.39%
Allstate Corp. (The)	3.28%	12/15/2026	1,244	1,313,953
Arch Capital Finance LLC	4.011%	12/15/2026	1,172	1,286,994
Selective Insurance Group, Inc.	5.375%	3/1/2049	1,669	1,983,341
Total				4,584,288

Rail 0.41%
Central Japan Railway Co. (Japan)†(e)	4.25%	11/24/2045	1,524	1,743,554
China Railway Xunjie Co. Ltd. (China)(e)	3.25%	7/28/2026	1,200	1,211,850
Rumo Luxembourg Sarl (Luxembourg)†(e)	5.875%	1/18/2025	1,799	1,933,178
Total				4,888,582

Real Estate Development & Management 0.18%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)†(e)	3.875%	3/20/2027	2,039	2,181,548

Real Estate Investment Trusts 1.95%
Alexandria Real Estate Equities, Inc.	3.80%	4/15/2026	543	580,410
Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028	1,194	1,282,451
Brixmor Operating Partnership LP	4.125%	5/15/2029	2,044	2,194,895
EPR Properties	3.75%	8/15/2029	1,793	1,817,331
EPR Properties	4.50%	6/1/2027	1,152	1,236,858
Goodman US Finance Four LLC†	4.50%	10/15/2037	1,137	1,222,630
Goodman US Finance Three LLC†	3.70%	3/15/2028	769	789,379
Hudson Pacific Properties LP	3.25%	1/15/2030	2,783	2,768,282
Hudson Pacific Properties LP	3.95%	11/1/2027	1,644	1,721,373
Liberty Property LP	4.375%	2/1/2029	1,106	1,258,443
National Retail Properties, Inc.	4.30%	10/15/2028	1,724	1,907,157
Prologis LP	3.875%	9/15/2028	781	861,314
Spirit Realty LP	3.40%	1/15/2030	2,521	2,533,675
Spirit Realty LP	4.00%	7/15/2029	1,218	1,282,493
VEREIT Operating Partnership LP	4.875%	6/1/2026	1,483	1,642,533
Total				23,099,224

Recreation & Travel 0.30%
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	1,450	1,839,480
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	1,587	1,682,878
Total				3,522,358

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Reinsurance 0.70%
AXIS Specialty Finance plc (United Kingdom)(e)	5.15%	4/1/2045	$1,595	$1,741,188
Berkshire Hathaway, Inc.	2.75%	3/15/2023	907	930,038
Berkshire Hathaway, Inc.	3.125%	3/15/2026	907	955,789
PartnerRe Finance B LLC	3.70%	7/2/2029	2,237	2,326,747
Transatlantic Holdings, Inc.	8.00%	11/30/2039	1,584	2,355,632
Total				8,309,394

Restaurants 0.73%
Darden Restaurants, Inc.	4.55%	2/15/2048	1,154	1,169,480
IRB Holding Corp.†	6.75%	2/15/2026	1,177	1,236,259
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	4.75%	6/1/2027	2,083	2,197,195
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	5.00%	6/1/2024	1,610	1,671,719
Starbucks Corp.	4.45%	8/15/2049	2,037	2,358,905
Total				8,633,558

Software/Services 1.93%
Autodesk, Inc.	3.50%	6/15/2027	1,446	1,515,626
Global Payments, Inc.	4.15%	8/15/2049	1,792	1,919,287
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027	937	987,926
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.†	6.00%	7/15/2025	565	600,078
Match Group, Inc.†	5.00%	12/15/2027	1,647	1,721,687
Microsoft Corp.	3.125%	11/3/2025	5,817	6,156,879
salesforce.com, Inc.	3.70%	4/11/2028	1,580	1,732,623
Tencent Holdings Ltd. (China)†(e)	3.595%	1/19/2028	1,766	1,844,422
Tencent Holdings Ltd. (China)†(e)	3.925%	1/19/2038	1,995	2,104,763
VeriSign, Inc.	4.75%	7/15/2027	1,117	1,180,501
VeriSign, Inc.	5.25%	4/1/2025	1,593	1,759,301
Visa, Inc.	3.15%	12/14/2025	1,289	1,362,331
Total				22,885,424

Specialty Retail 0.88%
Best Buy Co., Inc.	4.45%	10/1/2028	1,593	1,747,570
Murphy Oil USA, Inc.	4.75%	9/15/2029	1,180	1,248,346
PetSmart, Inc.†	5.875%	6/1/2025	1,195	1,220,394
PetSmart, Inc.†	7.125%	3/15/2023	1,269	1,246,792
Tiffany & Co.	4.90%	10/1/2044	1,816	2,368,217
Under Armour, Inc.	3.25%	6/15/2026	1,340	1,303,684
WW International, Inc.†	8.625%	12/1/2025	1,220	1,297,513
Total				10,432,516

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Steel Producers/Products 0.32%
Allegheny Technologies, Inc.	7.875%	8/15/2023	$1,633	$1,833,720
CSN Resources SA (Brazil)†(e)	7.625%	4/17/2026	1,100	1,173,530
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	723	764,567
Total				3,771,817

Support: Services 2.25%
Ahern Rentals, Inc.†	7.375%	5/15/2023	1,190	946,544
Aircastle Ltd.	4.25%	6/15/2026	1,244	1,316,978
Ashtead Capital, Inc.†	4.25%	11/1/2029	1,000	1,023,750
Ashtead Capital, Inc.†	4.375%	8/15/2027	1,741	1,809,069
Ashtead Capital, Inc.†	5.25%	8/1/2026	600	643,708
Brand Energy & Infrastructure Services, Inc.†	8.50%	7/15/2025	1,671	1,716,936
Brink’s Co. (The)†	4.625%	10/15/2027	2,367	2,443,507
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	1,100	1,370,179
Cloud Crane LLC†	10.125%	8/1/2024	990	1,041,564
IHS Markit Ltd. (United Kingdom)†(e)	4.00%	3/1/2026	2,627	2,774,926
IHS Markit Ltd. (United Kingdom)(e)	4.75%	8/1/2028	1,550	1,729,936
Marble II Pte Ltd. (Singapore)†(e)	5.30%	6/20/2022	449	455,285
Metropolitan Museum of Art (The)	3.40%	7/1/2045	1,975	2,036,452
Ritchie Bros Auctioneers, Inc. (Canada)†(e)	5.375%	1/15/2025	1,130	1,180,381
United Rentals North America, Inc.	4.875%	1/15/2028	2,047	2,135,185
United Rentals North America, Inc.	5.875%	9/15/2026	755	811,833
WeWork Cos., Inc.†	7.875%	5/1/2025	3,916	3,240,451
Total				26,676,684

Technology Hardware & Equipment 0.85%
Apple, Inc.	1.80%	9/11/2024	1,768	1,756,631
Apple, Inc.	3.00%	6/20/2027	2,081	2,180,802
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	1,425	1,584,721
Motorola Solutions, Inc.	4.60%	5/23/2029	1,513	1,650,810
Western Digital Corp.	4.75%	2/15/2026	2,745	2,866,809
Total				10,039,773

Telecommunications: Satellite 0.55%
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(e)	6.75%	10/1/2026	2,264	2,413,990
Hughes Satellite Systems Corp.	5.25%	8/1/2026	1,111	1,222,486
Intelsat Jackson Holdings SA (Luxembourg)(e)	5.50%	8/1/2023	1,351	1,163,380
Intelsat Jackson Holdings SA (Luxembourg)†(e)	8.50%	10/15/2024	1,908	1,741,842
Total				6,541,698

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Telecommunications: Wireless 0.42%
Sprint Capital Corp.	6.875%	11/15/2028		$4,661	$5,030,850

Telecommunications: Wireline Integrated & Services 1.48%
Altice Financing SA (Luxembourg)†(e)	7.50%	5/15/2026		2,336	2,515,522
Altice France SA (France)†(e)	7.375%	5/1/2026		3,398	3,654,515
DKT Finance ApS (Denmark)†(e)	9.375%	6/17/2023		1,903	2,030,406
Equinix, Inc.(d)	2.875%	2/1/2026	EUR	2,781	3,242,357
GCI LLC	6.875%	4/15/2025		$1,230	1,288,935
Verizon Communications, Inc.	2.625%	8/15/2026		4,735	4,807,591
Total					17,539,326

Transportation (Excluding Air/Rail) 0.11%
CMA CGM SA(d)	5.25%	1/15/2025	EUR	1,418	1,277,721

Transportation: Infrastructure/Services 1.14%
Adani Ports & Special Economic Zone Ltd. (India)†(e)	4.375%	7/3/2029		$2,180	2,261,131
Aeropuerto Internacional de Tocumen SA (Panama)†(e)	6.00%	11/18/2048		1,935	2,403,647
Autopistas del Sol SA (Costa Rica)†(e)	7.375%	12/30/2030		1,308	1,330,880
Autoridad del Canal de Panama (Panama)†(e)	4.95%	7/29/2035		1,000	1,168,445
CH Robinson Worldwide, Inc.	4.20%	4/15/2028		1,736	1,894,902
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(e)	5.375%	11/15/2024		1,675	1,728,252
Promontoria Holding 264 BV†(d)	6.75%	8/15/2023	EUR	1,080	1,088,172
Stena AB (Sweden)†(e)	7.00%	2/1/2024		$1,557	1,616,034
Total					13,491,463
Total High Yield Corporate Bonds (cost $756,188,770)					802,076,533

MUNICIPAL BONDS 4.47%

Air Transportation 0.26%
CT Airport Auth - Ground Trans Proj	4.282%	7/1/2045		365	387,323
Miami Dade Cnty, FL	3.982%	10/1/2041		970	1,012,758
Miami-Dade Cnty, FL	4.28%	10/1/2041		1,550	1,660,732
Total					3,060,813

Education 1.05%
California State University	3.899%	11/1/2047		2,675	2,931,372
Ohio Univ	5.59%	12/1/2114		1,000	1,291,960
Permanent University Fund - Texas A&M University System	3.66%	7/1/2047		6,640	6,796,637
Univ of California Bd of Regents	6.548%	5/15/2048		1,000	1,445,870
Total					12,465,839

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
General Obligation 1.53%
California	7.55%	4/1/2039	$1,285	$2,063,659
Chicago Transit Auth, IL	6.899%	12/1/2040	1,000	1,352,230
Chicago, IL	5.432%	1/1/2042	1,792	1,852,390
Chicago, IL	6.314%	1/1/2044	2,167	2,466,263
City of Portland	7.701%	6/1/2022	1,470	1,592,965
District of Columbia	5.591%	12/1/2034	1,445	1,791,280
Honolulu HI City & Cnty,	5.418%	12/1/2027	740	902,756
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034	1,000	1,281,850
New York City	5.985%	12/1/2036	1,134	1,473,848
Ohio St Univ	4.048%	12/1/2056	676	781,949
Pennsylvania	5.45%	2/15/2030	1,336	1,605,725
The Bd of Governors of the Univ of North Carolina	3.847%	12/1/2034	855	966,441
Total				18,131,356

Government Guaranted 0.04%
City & County of San Francisco CA	5.45%	6/15/2025	460	535,219

Lease Obligation 0.07%
Wisconsin	3.294%	5/1/2037	790	819,585

Miscellaneous 0.72%
Dallas Convention Center Hotel Dev Corp., TX	7.088%	1/1/2042	1,210	1,681,065
New York City Indl Dev Agy†	11.00%	3/1/2029	2,350	3,136,545
Pasadena Public Fing Auth	7.148%	3/1/2043	2,445	3,741,926
Total				8,559,536

Tax Revenue 0.30%
Massachusetts Sch Bldg Auth	5.715%	8/15/2039	1,720	2,273,101
Memphis-Shelby County Industrial Development Board, TN	7.00%	7/1/2045	1,225	1,324,237
Total				3,597,338

Transportation 0.07%
Foothill-Eastern Transportation Corridor Agency	4.094%	1/15/2049	787	787,000

Transportation: Infrastructure/Services 0.27%
Chicago Transit Auth, IL	6.20%	12/1/2040	1,030	1,349,413
Port of Seattle, WA	3.571%	5/1/2032	650	669,260
Port of Seattle, WA	3.755%	5/1/2036	1,105	1,144,736
Total				3,163,409

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Utilities 0.16%
San Antonio, TX	5.718%		2/1/2041	$1,480	$1,971,893
Total Municipal Bonds (cost $49,628,077)					53,091,988

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.80%
BBCMS Mortgage Trust 2019-BWAY A†	2.696% (1 Mo. LIBOR + .96%	)#	11/25/2034	1,750	1,743,433
Benchmark Mortgage Trust 2019-B12 WMA†	4.246%	#(m)	8/15/2052	2,892	2,897,466	(a)
BX Trust 2019-OC11 A†	3.202%		12/9/2041	2,278	2,348,751
BX Trust 2019-OC11 E†	4.076%		12/9/2041	2,041	1,982,084
CF Trust 2019-BOSS A1†	4.953% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	1,340	1,342,330	(a)
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(m)	4/15/2049	828	724,301
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	1,296	1,313,269
Great Wolf Trust 2019-WOLF A†	2.756% (1 Mo. LIBOR + 1.03%	)#	12/15/2029	2,917	2,908,793
Great Wolf Trust 2019-WOLF E†	4.454% (1 Mo. LIBOR + 2.73%	)#	12/15/2029	2,380	2,382,263
PFP Ltd. 2019–6 A†	2.964% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	1,750	1,750,528
PFP Ltd. 2019–6 C†	4.014% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	1,995	1,996,793
Total Non-Agency Commercial Mortgage-Backed Securities (cost $21,368,086)					21,390,011

	Dividend			Shares
	Rate			(000)
PREFERRED STOCK 0.00%

Energy: Exploration & Production
Templar Energy LLC (cost $428,695)	Zero Coupon			45	–	(a)

				Principal
	Interest		Maturity	Amount
	Rate		Date	(000)
U.S. TREASURY OBLIGATIONS 1.66%
U.S. Treasury Bond	2.25%		8/15/2049	$3,659	3,546,437
U.S. Treasury Bond	2.375%		11/15/2049	3,212	3,198,439
U.S. Treasury Note	1.75%		11/15/2029	10,049	9,890,805
U.S. Treasury Note	2.75%		8/31/2023	3,000	3,115,722
Total U.S. Treasury Obligations (cost $19,981,785)					19,751,403

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Exercise Price		Expiration Date	Principal Amount (000)		Fair Value
WARRANT 0.00%

Personal & Household Products
Remington Outdoor Co., Inc.* (cost $86,340)	$35.05		5/14/2022		$16	$164 (l)
Total Long-Term Investments (cost $1,255,798,527)						1,308,730,732

	Interest Rate		Maturity Date
SHORT-TERM INVESTMENTS 2.37%

FLOATING RATE LOAN 0.10%

Aerospace/Defense
Doncasters Finance US LLC USD Term Loan (cost $1,311,142)	5.445% (3 Mo. LIBOR + 3.5%	)	4/9/2020		1,459	1,179,186

FOREIGN GOVERNMENT OBLIGATION 1.84%

Japan
Japan Treasury Discount Bill(d) (cost $22,231,831)	Zero Coupon		1/8/2020	JPY	2,375,150	21,860,049

HIGH YIELD CORPORATE BOND 0.13%

Diversified Capital Goods
GE Capital International Funding Co. Unlimited Co. (Ireland)(e) (cost $1,557,991)	2.342%		11/15/2020		$1,558	1,559,502

REPURCHASE AGREEMENT 0.30%
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $3,585,000 of U.S. Treasury Note at 2.75% due 8/15/2021; value: $3,687,183; proceeds: $3,614,717 (cost $3,614,547)					3,615	3,614,547
Total Short-Term Investments (cost $28,715,511)						28,213,284
Total Investments in Securities 112.59% (cost $1,284,514,038)						1,336,944,016
Less Unfunded Loan Commitments (0.04)% (cost $486,013)						(484,787)
Net Investments 112.55% (cost $1,284,028,025)						1,336,459,229
Liabilities in Excess of Cash, Foreign Cash and Other Assets(n) (12.55%)						(149,015,819)
Net Assets 100.00%						$1,187,443,410

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2019

AUD	Australian dollar.
CAD	Canadian dollar.
DKK	Danish Krone.
EUR	Euro.
GBP	British pound.
HKD	Hong Kong dollar.
JPY	Japanese yen.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2019, the total value of Rule 144A securities was $495,968,283, which represents 41.77% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2019.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Foreign security traded in U.S. dollars.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2019.
(g)	Interest rate to be determined.
(h)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Security is perpetual in nature and has no stated maturity.
(k)	Defaulted (non-income producing security).
(l)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security fair valued by the Pricing Committee.
(m)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(n)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2019(1):

Referenced Index	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX. NA.EM.32(4)(5)	Credit Suisse	1.00%	12/20/2024	$20,600,000	$19,907,681	$1,008,506	$(316,187)
Markit CDX. NA.IG.33(4)(6)	Credit Suisse	1.00%	12/20/2024	90,396,000	92,740,182	(1,747,545)	(596,637)
Markit CDX. NA.HY.32(4)(7)	Credit Suisse	5.00%	6/20/2024	1,647,380	1,810,153	(105,427)	(57,346)
Markit CDX. NA.HY.33(4)(7)	Credit Suisse	5.00%	12/20/2024	8,713,980	9,553,679	(536,811)	(302,888)
						$(1,381,277)	$(1,273,058)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $1,273,058.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets sovereign issuers.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.
(7)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2019

Credit Default Swaps on Indexes - Sell Protection at December 31, 2019(1):

Referenced Index/Issuer	Swap Counterparty	Fund Receives (Quarterly)	Termi- nation Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX NA.BBB.9*	Credit Suisse	3.00%	9/17/2058	$2,112,000	$2,099,502	$(152,613)	$140,115	$(12,498)
Markit CMBX NA.BBB.10*	Credit Suisse	3.00%	11/17/2059	3,242,000	3,234,011	(193,318)	185,329	(7,989)
Markit CMBX NA.BBB.9*	Deutsche Bank	3.00%	9/17/2058	3,363,000	3,343,098	(243,010)	223,108	(19,902)
Markit CMBX NA.BBB.10*	Deutsche Bank	3.00%	11/17/2059	851,000	848,904	(50,743)	48,647	(2,096)
Markit CMBX NA.BBB.11*	Deutsche Bank	3.00%	11/18/2054	838,000	825,789	(47,832)	35,621	(12,211)
Markit CMBX NA.BBB.9*	Goldman Sachs	3.00%	9/17/2058	1,153,000	1,146,177	(83,316)	76,493	(6,823)
Markit CMBX NA.BBB.9*	Morgan Stanley	3.00%	9/17/2058	4,739,000	4,710,957	(342,439)	314,396	(28,043)
Markit CMBX NA.BBB.11*	Morgan Stanley	3.00%	11/18/2054	8,545,000	8,420,485	(487,741)	363,226	(124,515)
Markit CMBX NA.BBB.11*	J.P. Morgan Chase	3.00%	11/18/2054	393,000	387,273	(22,432)	16,705	(5,727)
Tesla	J.P. Morgan Chase	1.00%	6/20/2020	$1,358,000	$1,357,708	(26,984)	26,692	(292)
						$(1,650,428)	$1,430,332	$(220,096)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes/Issuers amounted to $1,430,332. Total unrealized depreciation on Credit Default Swaps on Indexes/Issuers amounted to $0.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at December 31, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Buy	Barclays Bank plc	3/9/2020	1,270,000	$1,419,472	$1,430,435	$10,963
Japanese yen	Sell	State Street Bank and Trust	1/8/2020	2,358,000,000	22,209,454	21,703,003	506,451
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$517,414

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Sell	State Street Bank and Trust	2/24/2020	3,393,000	$2,311,867	$2,384,107	$(72,240)
British pound	Sell	State Street Bank and Trust	3/5/2020	995,000	1,297,659	1,320,236	(22,577)
Danish krone	Sell	State Street Bank and Trust	3/13/2020	8,843,000	1,321,560	1,333,843	(12,283)
euro	Sell	Morgan Stanley	3/9/2020	703,000	785,796	791,808	(6,012)
euro	Sell	State Street Bank and Trust	3/9/2020	365,000	406,220	411,109	(4,889)
euro	Sell	Toronto Dominion Bank	3/9/2020	13,013,000	14,530,719	14,656,893	(126,174)
Japanese yen	Sell	Standard Chartered Bank	1/8/2020	12,896,000	117,899	118,695	(796)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(244,971)

Open Futures Contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
Euro-Bobl	March 2020	6	Short	EUR (806,209)	EUR (801,780)	$4,968
U.S. 10-Year Treasury Note	March 2020	151	Short	$(19,561,315)	$(19,391,703)	169,612
U.S. 10-Year Ultra Treasury Note	March 2020	395	Short	(56,210,397)	(55,577,734)	632,663
U.S. Long Bond	March 2020	659	Short	(104,813,215)	(102,742,219)	2,070,996
U.S. Ultra Treasury Bond	March 2020	447	Short	(84,124,251)	(81,200,344)	2,923,907
Total Unrealized Appreciation on Open Futures Contracts						$5,802,146

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	1,745	Long	$376,228,275	$376,047,500	$(180,775)
U.S. 5-Year Treasury Note	March 2020	885	Long	105,358,073	104,969,297	(388,776)
Total Unrealized Depreciation on Open Futures Contracts						$(569,551)

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$34,965,922	$857,698	$35,823,620
Remaining Industries	–	3,312,220	–	3,312,220
Common Stocks
Auto Parts & Equipment	–	594,750	–	594,750
Beverages	2,028,805	1,326,260	–	3,355,065
Energy: Exploration & Production	2,716,254	–	3,698	2,719,952
Personal & Household Products	1,250,187	13,412	1,110,257	2,373,856
Specialty Retail	4,313,232	693,698	–	5,006,930
Remaining Industries	54,871,816	–	–	54,871,816
Convertible Bond	–	2,095,822	–	2,095,822
Floating Rate Loans
Chemicals	–	2,327,529	352,870	2,680,399
Diversified Capital Goods	–	–	1,746,025	1,746,025
Electric: Integrated	–	–	5,358,815	5,358,815
Personal & Household Products	–	2,773,661	83,986	2,857,647
Specialty Retail	–	4,581,659	620,322	5,201,981
Remaining Industries	–	65,573,186	–	65,573,186
Less Unfunded Commitments	–	(122,987)	(361,800)	(484,787)
Foreign Government Obligations	–	69,528,168	–	69,528,168
Government Sponsored Enterprises Pass-Throughs	–	149,320,381	–	149,320,381
High Yield Corporate Bonds
Banking	–	72,588,503	125	72,588,628
Metals/Mining (Excluding Steel)	–	10,418,891	2	10,418,893
Remaining Industries	–	719,069,012	–	719,069,012
Municipal Bonds	–	53,091,988	–	53,091,988
Non-Agency Commercial Mortgage-Backed Securities	–	17,150,215	4,239,796	21,390,011
Preferred Stock	–	–	–	–
U.S. Treasury Obligations	–	19,751,403	–	19,751,403
Warrant	–	–	164	164
Short-Term Investments
Floating Rate Loan	–	1,179,186	–	1,179,186
Foreign Government Obligation	–	21,860,049	–	21,860,049
High Yield Corporate Bond	–	1,559,502	–	1,559,502
Repurchase Agreement	–	3,614,547	–	3,614,547
Total	$65,180,294	$1,257,266,977	$14,011,958	$1,336,459,229

42	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2019

Investment Type(2)	Level 1	Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(1,273,058)	–	(1,273,058)
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(220,096)	–	(220,096)
Forward Foreign Currency Exchange Contracts
Assets	–	517,414	–	517,414
Liabilities	–	(244,971)	–	(244,971)
Futures Contracts
Assets	5,802,146	–	–	5,802,146
Liabilities	(569,551)	–	–	(569,551)
Total	$5,232,595	$(1,220,711)	$–	$4,011,884

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Common Stocks	Floating Rate Loans	High Yield Corporate Bonds	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stocks	Warrants
Balance as of January 1, 2019	$–	$912,300	$4,366,142	$127	$–	$–	$164
Accrued Discounts (Premiums)	–	–	(19,959)	–	716	–	–
Realized Gain (Loss)	–	56,700	(189,963)	–	–	–	–
Change in Unrealized Appreciation (Depreciation)	(2,722)	133,648	439,015	–	15,086	(136,434)	–
Purchases	504,214	1,399,920	13,488,669	–	4,223,994	10,488	–
Sales	–	(1,417,500)	(10,283,686)	–	–	–	–
Transfers into Level 3	356,206	28,887	–	–	–	125,946	–
Transfers out of Level 3	–	–	–	–	–	–	–
Balance as of December 31, 2019	$857,698	$1,113,955	$7,800,218	$127	$4,239,796	$–	$164
Change in unrealized appreciation/ depreciation for the year ended December 31, 2019, related to Level 3 investments held at December 31, 2019	$(2,722)	$133,648	$215,464	$–	$15,086	$(136,434)	$–

See Notes to Financial Statements.	43

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $1,284,028,025)	$1,336,459,229
Cash	308,076
Deposits with brokers for futures collateral	4,119,654
Deposits with brokers for swaps collateral	2,419,790
Foreign cash, at value (cost $468)	4
Receivables:
Interest and dividends	12,614,829
Investment securities sold	7,986,212
Capital shares sold	813,132
Variation margin for futures contracts	616,015
Variation margin for centrally cleared credit default swap agreements	14,580
Unrealized appreciation on forward foreign currency exchange contracts	517,414
Prepaid expenses and other assets	8,211
Total assets	1,365,877,146
LIABILITIES:
Payables:
Investment securities purchased	176,235,318
Management fee	470,923
Capital shares reacquired	212,868
Directors’ fees	125,155
Fund administration	39,972
Unrealized depreciation on forward foreign currency exchange contracts	244,971
Credit default swap agreements payable, at fair value (including upfront payments of $1,650,428)	220,096
Unrealized depreciation on unfunded commitments	1,226
Accrued expenses and other liabilities	883,207
Total liabilities	178,433,736
Commitments and contingent liabilities
NET ASSETS	$1,187,443,410
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,151,924,837
Total distributable earnings (loss)	35,518,573
Net Assets	$1,187,443,410
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	98,283,299
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.08

44	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $3,620)	$649,655
Interest and other	54,056,424
Total investment income	54,706,079
Expenses:
Management fee	5,505,077
Non 12b-1 service fees	2,874,684
Shareholder servicing	1,217,915
Fund administration	459,812
Reports to shareholders	147,419
Professional	111,911
Custody	50,527
Directors’ fees	32,838
Other	210,606
Gross expenses	10,610,789
Expense reductions (See Note 9)	(37,370)
Net expenses	10,573,419
Net investment income	44,132,660
Net realized and unrealized gain (loss):
Net realized gain on investments	6,325,728
Net realized loss on futures contracts	(15,435,226)
Net realized gain on forward foreign currency exchange contracts	899,570
Net realized loss on swap contracts	(64,461)
Net realized gain on foreign currency related transactions	72,936
Net change in unrealized appreciation/depreciation on investments	95,972,451
Net change in unrealized appreciation/depreciation on futures contracts	7,791,501
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	493,046
Net change in unrealized appreciation/depreciation on swap contracts	1,143,740
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	3,576
Net change in unrealized appreciation/depreciation on unfunded commitments	5,422
Net realized and unrealized gain	97,208,283
Net Increase in Net Assets Resulting From Operations	$141,340,943

See Notes to Financial Statements.	45

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income	$44,132,660	$46,421,749
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(8,201,453)	6,839,916
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	105,409,736	(98,964,928)
Net increase (decrease) in net assets resulting from operations	141,340,943	(45,703,263)
Distributions to shareholders:	(45,228,305)	(73,991,299)
Capital share transactions (See Note 15):
Proceeds from sales of shares	122,181,693	123,044,541
Reinvestment of distributions	45,228,305	73,991,366
Cost of shares reacquired	(153,383,836)	(173,257,966)
Net increase in net assets resulting from capital share transactions	14,026,162	23,777,941
Net increase (decrease) in net assets	110,138,800	(95,916,621)
NET ASSETS:
Beginning of year	$1,077,304,610	$1,173,221,231
End of year	$1,187,443,410	$1,077,304,610

46	See Notes to Financial Statements.

This page is intentionally left blank.

47

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

			Net	Total
	Net asset	Net	realized	from	Net
	value,	invest-	and	invest-	invest-	Net
	beginning	ment	unrealized	ment	ment	realized	Total
	of period	income(a)	gain (loss)	operations	income	gain	distributions
12/31/2019	$11.08	$0.46	$1.02	$1.48	$(0.48)	$–	$(0.48)
12/31/2018	12.38	0.49	(0.99)	(0.50)	(0.53)	(0.27)	(0.80)
12/31/2017	11.94	0.52	0.58	1.10	(0.53)	(0.13)	(0.66)
12/31/2016	11.14	0.52	0.83	1.35	(0.55)	–	(0.55)
12/31/2015	11.89	0.47	(0.65)	(0.18)	(0.49)	(0.08)	(0.57)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
		after
Net		waivers			Net
asset		and/or		Net	assets,	Portfolio
value,	Total	reimburse-	Total	investment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$12.08	13.35	0.92	0.92	3.84	$1,187,443	232
11.08	(4.02)	0.92	0.93	4.04	1,077,305	153
12.38	9.21	0.90	0.92	4.13	1,173,221	121
11.94	12.13	0.90	0.93	4.41	1,066,633	120
11.14	(1.53)	0.90	0.94	3.91	978,129	116

See Notes to Financial Statements.	49

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

50

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

51

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under

52

Notes to Financial Statements (continued)

“Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

53

Notes to Financial Statements (continued)

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(n)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(o)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower

54

Notes to Financial Statements (continued)

prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2019, the Fund had the following unfunded loan commitments:

Pacific Gas and Electric Company DIP Delayed Draw Term Loan	$360,000
Mavis Tire Services Corp.	126,815
Total	$486,815

(p)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

55

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Effective May 1, 2019, the management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

Prior to May 1, 2019, the management fee was based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of .48% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

56

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$44,694,373	$56,836,725
Net long-term capital gains	–	17,154,574
Tax Return of Capital	533,932	–
Total distributions paid	$45,228,305	$73,991,299

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Bond Debenture Portfolio
Capital loss carryforwards*	$(13,949,114)
Temporary differences	(203,938)
Unrealized gains – net	49,671,625
Total accumulated gains – net	$35,518,573

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late year ordinary losses of $78,784 during fiscal 2019.

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,292,450,750
Gross unrealized gain	64,683,526
Gross unrealized loss	(15,013,961)
Net unrealized security gain	$49,669,565

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (loss)	Paid-in Capital
$533,932	$(533,932)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$2,023,548,927	$896,145,567	$1,981,336,993	$879,281,661

*	Includes U.S. Government sponsored enterprises securities.

57

Notes to Financial Statements (continued)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $436,333 and sales of $14,083,047 which resulted in net realized gain of $259,245.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2019 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into futures contracts for the fiscal year ended December 31, 2019 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2019 (as described in note 2(m)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$517,414	–
Futures Contracts(2)	$5,802,146	–	–

58

Notes to Financial Statements (continued)

Liability Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(3)	–	–	$1,273,058
Credit Default Swap Contracts(4)	–	–	220,096
Futures Contracts(2)	$569,551	–	–
Forward Foreign Currency Exchange Contracts(5)	–	$244,971	–

(1)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(4)	Statement of Assets and Liabilities location: Credit default swap agreements payable, at fair value.
(5)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the year ended December 31, 2019, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$47,115	–
Total Return Swap Contracts(1)	–	–	–	$(111,576)
Forward Foreign Currency Exchange Contracts(2)	–	$899,570	–	–
Futures Contracts(3)	$(15,435,226)	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$1,228,102	–
Total Return Swap Contracts(4)	–	–	–	$(84,362)
Forward Foreign Currency Exchange Contracts(5)	–	$493,046	–	–
Futures Contracts(6)	$7,791,501	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(7)	–	–	$190,955,229	–
Total Return Swap Contracts(7)	–	–	–	$423,077
Forward Foreign Currency Exchange Contracts(7)	–	$33,324,403	–	–
Futures Contracts(8)	3,702	–	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2019.
(1)	Statement of Operations location: Net realized loss on swap contracts.
(2)	Statement of Operations location: Net realized gain on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized loss on futures contracts.

59

Notes to Financial Statements (continued)

(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$517,414	$–	$517,414
Repurchase Agreement	3,614,547	–	3,614,547
Total	$4,131,961	$–	$4,131,961

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc.	$10,963	$–	$–	$–	$10,963
Fixed Income Clearing Corp.	3,614,547	–	–	(3,614,547)	–
State Street Bank and Trust	506,451	(111,989)	–	(394,462)	–
Total	$4,131,961	$(111,989)	$–	$(4,009,009)	$10,963

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$220,096	$–	$220,096
Forward Foreign Currency Exchange Contracts	244,971	–	244,971
Total	$465,067	$–	$465,067

60

Notes to Financial Statements (continued)

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Credit Suisse	$20,487	$–	$(20,487)	$–	$–
Deutsche Bank	34,209	–	(34,209)	–	–
Goldman Sachs	6,823	–	(6,823)	–	–
J.P. Morgan Chase	6,019	–	–	–	6,019
Morgan Stanley	158,570	–	(158,570)	–	–
Standard Chartered Bank	796	–	–	–	796
State Street Bank and Trust	111,989	(111,989)	–	–	–
Toronto Dominion Bank	126,174	–	–	–	126,174
Total	$465,067	$(111,989)	$(220,089)	$–	$132,989

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2019.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated

61

Notes to Financial Statements (continued)

Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely

62

Notes to Financial Statements (continued)

payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The asset backed securities and mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general, changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

63

Notes to Financial Statements (concluded)

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

These factors can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	10,115,665	10,012,434
Reinvestment of distributions	3,750,032	6,608,633
Shares reacquired	(12,772,407)	(14,182,529)
Increase	1,093,290	2,438,538

64

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bond-Debenture Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE  & TOUCHE LLP
New York, New York
February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

65

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

66

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

67

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson  & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

68

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

69

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord

70

Approval of Advisory Contract (continued)

Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. The Board further considered that the Fund’s management fee was reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits

71

Approval of Advisory Contract (concluded)

enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

72

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 2% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

73

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Bond-Debenture Portfolio	LASFBD-3 (02/20)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Calibrated Dividend Growth Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Calibrated Dividend Growth Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 26.45%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 31.49% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 31.49% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 25.52%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the

U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00–2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth stocks into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase One” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture, as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. would not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and would cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods from 15% to 7.5%.

Stock selection within the consumer discretionary and materials sectors contributed most to relative performance over the period. Within the consumer discretionary sector, the Fund’s holding of Target Corp., a general merchandise stores operator, contributed most to relative performance. Shares of Target rose after the company reported second quarter results that saw earnings per share (EPS) come in above expectations while management increased EPS guidance. Target’s gross margin also expanded 30 basis points year-over-year, which marked the company’s first gross margin expansion in roughly three years. Nike, Inc., an athletic footwear, apparel, and equipment retailer, also contributed to relative performance. Despite facing foreign exchange headwinds, the firm reported better than expected fiscal first quarter earnings, which, in turn, increased the price of Nike’s shares. Nike’s earnings performance was largely driven by growth in China, EMEA, and digital sales. Within the materials sector, Sherwin-Williams Co. contributed most to relative performance. Shares of the paint manufacturer rose following the company’s annual Investor Day conference, where management reaffirmed its FY 2019 guidance for EPS and net sales growth. Management also remained constructive on the growth opportunities in U.S. residential and commercial industries.

Conversely, stock selection within the information technology and consumer staples sectors detracted most from relative performance. Within the information technology sector, Xilinx, Inc., a programmable logic semiconductor devices developer, detracted most from relative performance. Shares of Xilinx came under pressure following the U.S. ban on products manufactured by Huawei Technologies Co., Ltd. Xilinx supplies re-programmable integrated semiconductors to a breadth of Chinese companies, including Huawei. The Fund’s underweight position relative to the benchmark in IBM Corp., an integrated solutions provider, also detracted from relative performance, as IBM’s return over the period was greater than that of the information technology group. IBM’s share price rose following fourth quarter 2018 earnings, where the company reported better-than-expected full-year guidance. Within the consumer staples sector, Walgreens Boots Alliance, Inc., a drug store retailer, detracted most from relative performance. Shares of Walgreens fell after the second quarter earnings release, where the company missed EPS projections and management lowered guidance. The poor results caused the market to question longer term growth.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Class VC	26.45%	10.10%	11.55%

[1]	Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/19	12/31/19	7/1/19 - 12/31/19
Class VC
Actual	$1,000.00	$1,087.00	$5.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Communication Services	6.72%
Consumer Discretionary	9.26%
Consumer Staples	14.24%
Energy	4.07%
Financials	8.23%
Health Care	9.86%
Industrials	17.56%
Information Technology	15.85%
Materials	5.91%
Utilities	7.38%
Repurchase Agreement	0.92%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.00%

Aerospace & Defense 5.16%
General Dynamics Corp.	10,500	$1,852
L3Harris Technologies, Inc.	11,800	2,335
Northrop Grumman Corp.	7,300	2,511
United Technologies Corp.	18,200	2,725
Total		9,423

Banks 0.71%
Prosperity Bancshares, Inc.	18,000	1,294

Beverages 3.86%
Coca-Cola Co. (The)	56,168	3,109
PepsiCo, Inc.	28,824	3,939
Total		7,048

Biotechnology 1.51%
AbbVie, Inc.	31,099	2,753

Capital Markets 2.84%
Ameriprise Financial, Inc.	13,000	2,166
S&P Global, Inc.	8,900	2,430
T. Rowe Price Group, Inc.	4,900	597
Total		5,193

Chemicals 4.95%
Air Products & Chemicals, Inc.	10,000	2,350
Linde plc (United Kingdom)(a)	8,800	1,873
PPG Industries, Inc.	17,006	2,270
Sherwin-Williams Co. (The)	4,375	2,553
Total		9,046

Commercial Services & Supplies 1.15%
Waste Management, Inc.	18,400	2,097

Diversified Telecommunication Services 4.51%
AT&T, Inc.	101,108	3,951
Verizon Communications, Inc.	69,900	4,292
Total		8,243
Investments	Shares	Fair Value (000)
Electric: Utilities 4.52%
Duke Energy Corp.	33,400	$3,046
Edison International	27,300	2,059
NextEra Energy, Inc.	13,000	3,148
Total		8,253

Electrical Equipment 0.78%
Hubbell, Inc.	9,600	1,419

Food & Staples Retailing 5.70%
Costco Wholesale Corp.	9,700	2,851
Sysco Corp.	30,200	2,583
Walgreens Boots Alliance, Inc.	19,521	1,151
Walmart, Inc.	32,180	3,824
Total		10,409

Gas Utilities 0.64%
UGI Corp.	26,100	1,179

Health Care Equipment & Supplies 5.47%
Abbott Laboratories	58,500	5,081
Medtronic plc (Ireland)(a)	43,391	4,923
Total		10,004

Health Care Providers & Services 0.89%
AmerisourceBergen Corp.	19,100	1,624

Hotels, Restaurants & Leisure 1.54%
Cracker Barrel Old Country Store, Inc.	5,500	845
McDonald’s Corp.	9,974	1,971
Total		2,816

Household Products 2.70%
Procter & Gamble Co. (The)	39,500	4,933

Industrial Conglomerates 2.15%
3M Co.	13,067	2,305
Carlisle Cos., Inc.	10,100	1,635
Total		3,940

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Shares	Fair Value (000)
Information Technology Services 6.03%
Accenture plc Class A (Ireland)(a)	13,900	$2,927
Automatic Data Processing, Inc.	14,900	2,540
International Business Machines Corp.	15,387	2,063
Visa, Inc. Class A	18,600	3,495
Total		11,025

Insurance 4.68%
American Financial Group, Inc.	9,300	1,020
Chubb Ltd. (Switzerland)(a)	20,300	3,160
Prudential Financial, Inc.	11,000	1,031
RenaissanceRe Holdings Ltd.	8,000	1,568
Travelers Cos., Inc. (The)	12,900	1,767
Total		8,546

Machinery 4.46%
Cummins, Inc.	11,700	2,094
Dover Corp.	15,800	1,821
Illinois Tool Works, Inc.	11,800	2,120
Stanley Black & Decker, Inc.	12,800	2,121
Total		8,156

Media 2.21%
Comcast Corp. Class A	89,700	4,034

Metals & Mining 0.95%
Nucor Corp.	30,900	1,739

Multi-Line Retail 1.49%
Target Corp.	21,300	2,731

Multi-Utilities 2.21%
CMS Energy Corp.	30,500	1,917
WEC Energy Group, Inc.	23,000	2,121
Total		4,038
Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 4.06%
Chevron Corp.	36,949	$4,453
Exxon Mobil Corp.	17,700	1,235
Occidental Petroleum Corp.	21,473	885
ONEOK, Inc.	11,300	855
Total		7,428

Pharmaceuticals 1.98%
Johnson & Johnson	24,819	3,620

Road & Rail 3.85%
CSX Corp.	11,300	818
J.B. Hunt Transport Services, Inc.	14,200	1,658
Union Pacific Corp.	25,200	4,556
Total		7,032

Semiconductors & Semiconductor Equipment 6.57%
Analog Devices, Inc.	25,200	2,995
Microchip Technology, Inc.	28,466	2,981
QUALCOMM, Inc.	15,057	1,328
Texas Instruments, Inc.	22,200	2,848
Xilinx, Inc.	19,000	1,858
Total		12,010

Software 3.24%
Microsoft Corp.	37,500	5,914

Specialty Retail 4.16%
Lowe’s Cos., Inc.	31,625	3,787
Ross Stores, Inc.	13,000	1,514
TJX Cos., Inc. (The)	37,600	2,296
Total		7,597

Textiles, Apparel & Luxury Goods 2.06%
NIKE, Inc. Class B	37,100	3,759

Tobacco 1.97%
Philip Morris International, Inc.	42,400	3,608
Total Common Stocks (cost $153,641,412)		180,911

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2019

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.92%

Repurchase Agreement
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $1,710,000 of U.S. Treasury Note at 1.50% due 8/31/2021; value: $1,715,506; proceeds: $1,677,801 (cost $1,677,722)	$1,678	$1,678
Total Investments in Securities 99.92% (cost $155,319,134)		182,589
Other Assets in Excess of Liabilities(b) 0.08%		139
Net Assets 100.00%		$182,728

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E- Mini S&P 500 Index	March 2020	7	Long	$1,113,863	$1,130,885	$17,022

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$180,911	$–	$–	$180,911
Short-Term Investment
Repurchase Agreement	–	1,678	–	1,678
Total	$180,911	$1,678	$–	$182,589

Other Financial Instruments
Futures Contracts
Assets	$17	$–	$–	$17
Liabilities	–	–	–	–
Total	$17	$–	$–	$17

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $155,319,134)	$182,589,129
Deposits with brokers for futures collateral	44,100
Receivables:
Investment securities sold	765,310
Interest and dividends	258,965
Capital shares sold	16,348
Variation margin for futures contracts	9,316
From advisor (See Note 3)	6,850
Prepaid expenses	644
Total assets	183,690,662
LIABILITIES:
Payables:
Investment securities purchased	677,280
Management fee	84,530
Capital shares reacquired	46,836
Directors’ fees	19,159
Fund administration	6,148
Accrued expenses	128,640
Total liabilities	962,593
Commitments and contingent liabilities
NET ASSETS	$182,728,069
COMPOSITION OF NET ASSETS:
Paid-in capital	$155,435,844
Total distributable earnings (loss)	27,292,225
Net Assets	$182,728,069
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	11,448,121
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.96

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends	$4,332,648
Interest	23,047
Total investment income	4,355,695
Expenses:
Management fee	1,047,539
Non 12b-1 service fees	428,831
Shareholder servicing	181,144
Fund administration	68,537
Professional	53,598
Reports to shareholders	35,392
Custody	27,072
Directors’ fees	4,876
Other	44,424
Gross expenses	1,891,413
Expense reductions (See Note 9)	(5,549)
Fees waived and expenses reimbursed (See Note 3)	(236,875)
Net expenses	1,648,989
Net investment income	2,706,706
Net realized and unrealized gain:
Net realized gain on investments	8,832,085
Net realized gain on futures contracts	272,268
Net change in unrealized appreciation/depreciation on investments	26,720,304
Net change in unrealized appreciation/depreciation on futures contracts	18,551
Net realized and unrealized gain	35,843,208
Net Increase in Net Assets Resulting From Operations	$38,549,914

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income	$2,706,706	$2,973,966
Net realized gain on investments and futures contracts	9,104,353	13,992,877
Net change in unrealized appreciation/depreciation on investments and futures contracts	26,738,855	(24,284,863)
Net increase (decrease) in net assets resulting from operations	38,549,914	(7,318,020)
Distributions to shareholders:	(11,725,920)	(17,013,093)
Capital share transactions (See Note 15):
Proceeds from sales of shares	39,221,778	32,964,166
Reinvestment of distributions	11,725,920	17,013,093
Cost of shares reacquired	(35,682,954)	(77,228,521)
Net increase (decrease) in net assets resulting from capital share transactions	15,264,744	(27,251,262)
Net increase (decrease) in net assets	42,088,738	(51,582,375)
NET ASSETS:
Beginning of year	$140,639,331	$192,221,706
End of year	$182,728,069	$140,639,331

14	See Notes to Financial Statements.

This page is intentionally left blank.

15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2019	$13.48	$0.24	$ 3.31	$3.55	$(0.25)	$(0.82)	$(1.07)
12/31/2018	16.02	0.27	(1.03)	(0.76)	(0.30)	(1.48)	(1.78)
12/31/2017	14.47	0.26	2.49	2.75	(0.27)	(0.93)	(1.20)
12/31/2016	13.60	0.28	1.78	2.06	(0.25)	(0.94)	(1.19)
12/31/2015	15.55	0.27	(0.60)	(0.33)	(0.27)	(1.35)	(1.62)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$15.96	26.45	0.96	1.10	1.58	$182,728	61
13.48	(4.67)	0.88	1.22	1.68	140,639	58
16.02	19.12	0.85	1.21	1.71	192,222	58
14.47	15.10	0.85	1.25	1.89	171,330	75
13.60	(2.13)	0.85	1.28	1.76	105,016	70

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Calibrated Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

18

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

19

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

20

Notes to Financial Statements (continued)

Effective May 1, 2019, the management fee is based on the Fund’s average daily net assets at the following annual rate:

First $2 billion	.55%
Over $2 billion	.49%

Prior to May 1, 2019, the management fee was based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .99%. This agreement may be terminated only upon the approval of the Board.

Prior to May 1, 2019, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .90%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

21

Notes to Financial Statements (continued)

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$2,751,116	$5,997,659
Net long-term capital gains	8,974,804	11,015,434
Total distributions paid	$11,725,920	$17,013,093

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$243,094
Undistributed long-term capital gains	915,683
Total undistributed earnings	1,158,777
Temporary differences	(19,158)
Unrealized gains – net	26,152,606
Total accumulated gains – net	$27,292,225

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$156,453,545
Gross unrealized gain	28,092,610
Gross unrealized loss	(1,940,004)
Net unrealized security gain	$26,152,606

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

Purchases	Sales
$108,633,239	$103,777,180

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $14,819,090, and sales of $1,846,027, which resulted in net realized gains of $130,264.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2019 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

22

Notes to Financial Statements (continued)

As of December 31, 2019, the Fund had futures contracts with unrealized appreciation of $17,022, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $272,268 and $18,551 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 8.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,677,722	$–	$1,677,722
Total	$1,677,722	$–	$1,677,722

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,677,722	$–	$–	$(1,677,722)	$–
Total	$1,677,722	$–	$–	$(1,677,722)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the

23

Notes to Financial Statements (continued)

Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

24

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

The Fund’s exposure to foreign companies and markets presents increased market, industry and sector, liquidity, currency, political and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

25

Notes to Financial Statements (concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	2,675,880	2,056,130
Reinvestment of distributions	737,009	1,257,879
Shares reacquired	(2,399,283)	(4,880,648)
Increase (decrease)	1,013,606	(1,566,639)

26

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calibrated Dividend Growth Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Calibrated Dividend Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

27

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

28

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

29

Notes to Financial Statements (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

31

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) [1]information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period, was equal to the median of the performance peer group for the five-year period, and was below the median of the performance peer group for the three- and ten-year periods, and took into account actions taken by Lord Abbett to attempt to

32

Approval of Advisory Contract (continued)

improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, although the net total expense ratio of the Fund was above the median of the expense peer group, its advisory fee was below the median of the expense peer group. The Board further considered that the Fund’s management fee was reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, in conjunction with the Fund’s expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

33

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

34

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information
For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.
Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2019, $42,625 and $8,974,804, respectively, represent short-term capital gains and long-term capital gains.

35

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio	SFCS-PORT-3 (02/20)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Developing Growth Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 31.77%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 28.48% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 31.49% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 25.52%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each

1

country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019, to a range of 2.00–2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth stocks into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase One” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture, as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. would not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and would cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods from 15% to 7.5%.

The leading contributor to the Fund’s absolute and relative performance during the period was security selection and positioning in the information technology sector. Within this sector, the Fund’s holdings of Coupa Software Inc., a provider of business spend management solutions, contributed most. Shares of Coupa appreciated rapidly as the company emerged as a leading platform for business spend management and began to enhance its business-to-business capabilities. Another contributor to relative performance within this sector during the reporting period was the Fund’s position in Okta, Inc., a provider of cloud-based identity and access management solutions. Shares of Okta rose throughout the period as the addressable market for identity and

2

access management grew rapidly, while the company added large clients and increased billings.

Security selection within the health care sector also contributed to the Fund’s relative performance during the reporting period. Within this sector, the Fund’s holdings of Repligen Corp., a provider of bioprocessing solutions for the development of biologic drugs, contributed as the company posted its best organic growth rate in over 3 years, with all segments contributing to its substantial growth.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was security selection and positioning within the industrials sector. Within this sector, the Fund’s position in NV5 Global, Inc., a provider of consulting services, detracted. Shares of NV5 fell as the company reported third quarter results that missed expectations as the company experienced delays in three projects. Another detractor within the sector was the Fund’s position in Herman Miller, Inc., a designer of interior furnishings, which reported revenue and third quarter earnings per share guidance that were below expectations.

Security selection in the communication services sector also detracted from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Eventbrite, Inc., an operator of a self-service online ticketing platform, detracted. Shares of Eventbrite declined precipitously as execution issues and challenges surrounding its migration of Ticketfly weighed on the company’s performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500®   Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest companies based on a combination of their market capitalization and current index membership.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio

3

holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Life of Class
Class VC2	31.77%	9.93%	14.02%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

2   The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/19 -
	7/1/19	12/31/19	12/31/19
Class VC
Actual	$1,000.00	$ 951.20	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Communication Services	0.52%
Consumer Discretionary	17.20%
Consumer Staples	3.48%
Financials	5.23%
Health Care	31.00%
Industrials	11.29%
Information Technology	28.59%
Real Estate	0.78%
Repurchase Agreement	1.91%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

See Notes to Financial Statements.	7

Schedule of Investments

December 31, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.33%

Aerospace & Defense 2.28%
Axon Enterprise, Inc.*	14,347	$1,051
Cubic Corp.	11,966	761
Total		1,812

Auto Components 0.70%
Fox Factory Holding Corp.*	7,978	555

Banks 2.38%
CenterState Bank Corp.	28,619	715
Western Alliance Bancorp	20,569	1,172
Total		1,887

Beverages 0.73%
Boston Beer Co., Inc. (The) Class A*	1,542	583

Biotechnology 16.26%
ACADIA Pharmaceuticals, Inc.*	23,988	1,026
Amarin Corp. plc ADR*	25,271	542
Argenx SE ADR*	6,239	1,001
Blueprint Medicines Corp.*	8,970	718
Bridgebio Pharma, Inc.*	29,368	1,029
CareDx, Inc.*	18,810	406
ChemoCentryx, Inc.*	11,245	445
Coherus Biosciences, Inc.*	72,991	1,314
CRISPR Therapeutics AG (Switzerland)*(a)	8,977	547
Deciphera Pharmaceuticals, Inc.*	6,623	412
Forty Seven, Inc.*	11,185	440
Karuna Therapeutics, Inc.*	3,115	235
Mirati Therapeutics, Inc.*	10,732	1,383
Myovant Sciences Ltd. (United Kingdom)*(a)	24,645	382
Natera, Inc.*	11,065	373
NextCure, Inc.*	5,905	333
Rocket Pharmaceuticals, Inc.*	18,305	417
Sarepta Therapeutics, Inc.*	4,431	572
Turning Point Therapeutics, Inc.*	10,751	670
uniQure NV (Netherlands)*(a)	9,251	663
Total		12,908
Investments	Shares	Fair Value (000)
Building Products 1.02%
Trex Co., Inc.*	9,045	$813

Capital Markets 1.09%
Assetmark Financial Holdings, Inc.*	29,763	864

Commercial Services & Supplies 2.04%
Herman Miller, Inc.	20,210	842
Tetra Tech, Inc.	8,990	774
Total		1,616

Communications Equipment 1.54%
Comtech Telecommunications Corp.	17,275	613
Lumentum Holdings, Inc.*	7,725	613
Total		1,226

Construction & Engineering 1.42%
MasTec, Inc.*	11,690	750
Quanta Services, Inc.	9,366	381
Total		1,131

Diversified Consumer Services 3.78%
Bright Horizons Family Solutions, Inc.*	7,747	1,164
Chegg, Inc.*	30,438	1,154
Strategic Education, Inc.	4,308	685
Total		3,003

Electrical Equipment 2.90%
Generac Holdings, Inc.*	22,851	2,299

Electronic Equipment, Instruments & Components 1.34%
Novanta, Inc.*	5,258	465
OSI Systems, Inc.*	5,931	597
Total		1,062

Entertainment 0.53%
HUYA, Inc. ADR*	23,296	418

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Shares	Fair Value (000)
Food & Staples Retailing 0.50%
Grocery Outlet Holding Corp.*	12,288	$399

Food Products 2.25%
Calavo Growers, Inc.	9,948	901
Freshpet, Inc.*	15,042	889
Total		1,790

Health Care Equipment & Supplies 6.92%
Glaukos Corp.*	6,914	376
Insulet Corp.*	5,630	964
iRhythm Technologies, Inc.*	5,657	385
Masimo Corp.*	5,274	834
Nevro Corp.*	13,806	1,623
Penumbra, Inc.*	5,545	911
Tandem Diabetes Care, Inc.*	6,746	402
Total		5,495

Health Care Providers & Services 0.86%
Guardant Health, Inc.*	8,776	686

Health Care Technology 3.27%
Inspire Medical Systems, Inc.*	21,763	1,615
Teladoc Health, Inc.*	11,695	979
Total		2,594

Hotels, Restaurants & Leisure 2.41%
Planet Fitness, Inc. Class A*	17,582	1,313
Wingstop, Inc.	6,943	599
Total		1,912

Household Durables 1.84%
Helen of Troy Ltd.*	2,401	431
LGI Homes, Inc.*	14,519	1,026
Total		1,457

Information Technology Services 1.89%
Verra Mobility Corp.*	78,312	1,096
Wix.com Ltd. (Israel)*(a)	3,296	403
Total		1,499
Investments	Shares	Fair Value (000)
Insurance 1.78%
eHealth, Inc.*	8,154	$784
Goosehead Insurance, Inc. Class A	14,774	626
Total		1,410

Internet & Direct Marketing Retail 0.55%
RealReal, Inc. (The)*	23,166	437

Internet Software & Services 0.32%
Cardlytics, Inc.*	3,990	251

Leisure Products 3.23%
Malibu Boats, Inc. Class A*	21,221	869
YETI Holdings, Inc.*	48,814	1,698
Total		2,567

Life Sciences Tools & Services 3.27%
10X Genomics, Inc. Class A*	10,028	765
Repligen Corp.*	19,755	1,827
Total		2,592

Machinery 1.65%
Federal Signal Corp.	29,648	956
RBC Bearings, Inc.*	2,234	354
Total		1,310

Pharmaceuticals 0.49%
GW Pharmaceuticals plc ADR*	3,730	390

Real Estate Management & Development 0.78%
Redfin Corp.*	29,303	619

Semiconductors & Semiconductor Equipment 9.36%
Cirrus Logic, Inc.*	10,921	900
Inphi Corp.*	21,764	1,611
MKS Instruments, Inc.	10,048	1,105
Monolithic Power Systems, Inc.	6,898	1,228
Semtech Corp.*	12,009	635
Silicon Laboratories, Inc.*	9,816	1,139
SolarEdge Technologies, Inc. (Israel)*(a)	8,521	810
Total		7,428

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2019

Investments	Shares	Fair Value (000)
Software 14.22%
Alteryx, Inc. Class A*	9,092	$910
Anaplan, Inc.*	18,058	946
Appian Corp.*	16,794	642
Avalara, Inc.*	14,483	1,061
Coupa Software, Inc.*	6,676	976
Everbridge, Inc.*	4,872	381
Five9, Inc.*	19,476	1,277
Globant SA (Argentina)*(a)	8,053	854
HubSpot, Inc.*	2,632	417
LivePerson, Inc.*	13,943	516
Medallia, Inc.*	18,623	579
Paylocity Holding Corp.*	10,117	1,222
Q2 Holdings, Inc.*	7,474	606
SVMK, Inc.*	50,178	897
Total		11,284

Specialty Retail 4.73%
Asbury Automotive Group, Inc.*	6,971	779
Dick’s Sporting Goods, Inc.	16,506	817
Lithia Motors, Inc. Class A	6,650	978
National Vision Holdings, Inc.*	13,077	424
RH*	3,540	756
Total		3,754
Total Common Stocks (cost $69,082,660)		78,051
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.92%

Repurchase Agreement
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $1,550,000 of U.S. Treasury Note at 1.50% due 8/31/2021; value: $1,554,991; proceeds: $1,520,481 (cost $1,520,409)	$1,520	$1,520
Total Investments in Securities 100.25% (cost $70,603,069)		79,571
Liabilities in Excess of Other Assets (0.25)%		(197)
Net Assets 100.00%		$79,374

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$78,051	$–	$–	$78,051
Short-Term Investment
Repurchase Agreement	–	1,520	–	1,520
Total	$78,051	$1,520	$–	$79,571

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $70,603,069)	$79,570,647
Receivables:
From advisor (See Note 3)	12,333
Interest and dividends	7,500
Capital shares sold	6,733
Prepaid expenses	280
Total assets	79,597,493
LIABILITIES:
Payables:
Investment securities purchased	51,998
Management fee	49,843
Capital shares reacquired	27,090
Directors’ fees	3,522
Fund administration	2,658
Accrued expenses	88,023
Total liabilities	223,134
Commitments and contingent liabilities
NET ASSETS	$79,374,359
COMPOSITION OF NET ASSETS:
Paid-in capital	$70,771,245
Total distributable earnings (loss)	8,603,114
Net Assets	$79,374,359
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,656,338
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$29.88

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends	$86,872
Interest	24,504
Total investment income	111,376
Expenses:
Management fee	539,322
Non 12b-1 service fees	180,027
Shareholder servicing	76,221
Professional	39,779
Fund administration	28,764
Reports to shareholders	20,491
Custody	10,040
Directors’ fees	1,958
Other	20,671
Gross expenses	917,273
Expense reductions (See Note 8)	(2,330)
Fees waived and expenses reimbursed (See Note 3)	(186,378)
Net expenses	728,565
Net investment loss	(617,189)
Net realized and unrealized gain:
Net realized gain on investments	7,587,224
Net change in unrealized appreciation/depreciation on investments	10,126,655
Net realized and unrealized gain	17,713,879
Net Increase in Net Assets Resulting From Operations	$17,096,690

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment loss	$(617,189)	$(345,413)
Net realized gain on investments	7,587,224	8,921,414
Net change in unrealized appreciation/depreciation on investments	10,126,655	(8,760,781)
Net increase (decrease) in net assets resulting from operations	17,096,690	(184,780)
Distributions to shareholders:	(7,311,730)	(8,137,620)
Capital share transactions (See Note 14):
Proceeds from sales of shares	25,502,884	30,041,903
Reinvestment of distributions	7,311,730	8,137,608
Cost of shares reacquired	(17,973,808)	(14,766,834)
Net increase in net assets resulting from capital share transactions	14,840,806	23,412,677
Net increase in net assets	24,625,766	15,090,277
NET ASSETS:
Beginning of year	$54,748,593	$39,658,316
End of year	$79,374,359	$54,748,593

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2019	$24.97	$(0.27)	$8.23	$7.96	$(3.05)	$29.88
12/31/2018	28.18	(0.21)	1.41	1.20	(4.41)	24.97
12/31/2017	21.69	(0.13)	6.62	6.49	–	28.18
12/31/2016	22.28	(0.07)	(0.52)	(0.59)	–	21.69
12/31/2015	24.46	(0.14)	(1.86)	(2.00)	(0.18)	22.28

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
31.77	1.01	1.27	(0.86)	$79,374	106
4.88	0.94	1.31	(0.63)	54,749	112
29.92	0.90	1.38	(0.52)	39,658	103
(2.60)	0.90	1.51	(0.34)	28,605	222
(8.21)	0.90	1.56	(0.56)	28,882	197

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of 0.49% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

Effective May 1, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.04%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2019, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.95%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018, was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$–	$1,901,367
Net long-term capital gains	7,311,730	6,236,253
Total distributions paid	$7,311,730	$8,137,620

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed long-term capital gains	$953
Total Undistributed Earnings	953
Temporary differences	(3,522)
Unrealized gains – net	8,605,683
Total accumulated gains – net	$8,603,114

19

Notes to Financial Statements (continued)

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$70,964,964
Gross unrealized gain	10,545,107
Gross unrealized loss	(1,939,424)
Net unrealized security gain	$8,605,683

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (Loss)	Paid-in Capital
$617,219	$(617,219)

The permanent differences are attributable primarily to the tax treatment of net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

Purchases	Sales
$81,537,192	$74,175,633

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $618,074, and sales of $366,711, which resulted in net realized gains of $169,691.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,520,409	$–	$1,520,409
Total	$1,520,409	$–	$1,520,409

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,520,409	$–	$–	$(1,520,409)	$–
Total	$1,520,409	$–	$–	$(1,520,409)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

21

Notes to Financial Statements (continued)

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

22

Notes to Financial Statements (concluded)

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to marker fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. The shares of small and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	798,540	893,328
Reinvestment of distributions	242,753	338,785
Shares reacquired	(577,185)	(447,289)
Increase	464,108	784,824

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Growth Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and three-year periods, and below the median of the

29

Approval of Advisory Contract (continued)

performance peer group for the five-year period. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, in conjunction with the Fund’s expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

30

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

Of the distributions paid to the shareholders during the year ended December 31, 2019, $7,311,730 represent long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Developing Growth Portfolio	SFDG-PORT-3 (02/20)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 21.51%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index1, which returned 26.54% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 31.49% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 25.52%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with

1

Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00–2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures.” After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth stocks into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase One” trade deal between the U.S. and China, which was ultimately reached in December.

The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture, as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. would not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and would cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods from 15% to 7.5%.

The Fund underperformed its benchmark for the period. During the trailing 12-month period, the Fund’s holding of Foot Locker, Inc., an athletic shoes and apparel retailer, detracted most from relative performance. Shares of Foot Locker traded down 16% following the company’s first quarter earnings release. Both revenue and earnings came in lower than the market expected and management lowered fiscal year guidance. Hewlett-Packard Co., a personal computing, imaging and printing provider, also detracted from relative performance. Shares of the company fell throughout the period, but dropped precipitously following the company’s first quarter earnings release. The company reported softer than expected top line growth, which was due in part to the printing supplies segment. PG&E Corp., an electricity and natural gas company, also detracted from relative performance. PG&E’s stock price fell as the company prepared to file for bankruptcy in an attempt to dismiss the liability charges stemming from wildfires in 2017 and 2018.

2

Conversely, the largest contributor to relative performance during the trailing 12-month period was the Fund’s position in Apple Inc., a mobile communication, media devices, and personal computers manufacturer. Shares of Apple rose after the company reported fiscal fourth quarter results. The company’s iPhone business grew above market expectations and the recently released iPhone 11 has been received well by consumers. The Fund’s position in CVS Health Corporation, a health care services provider, also contributed to relative performance. Shares of CVS Health rose after the company reported third quarter earnings that beat market expectations. Profits rose 10% year-over-year and were largely boosted by CVS Health’s Aetna insurance business. JPMorgan Chase & Co., a financial holding company, also contributed to relative performance. Shares of JPMorgan rose in the back half of the year as the banking industry was a beneficiary of both the yield curve steepening and the rotation from growth to value stocks.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Class VC	21.51%	7.02%	9.89%

1  Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/19	12/31/19	7/1/19 - 12/31/19
Class VC
Actual	$1,000.00	$1,080.60	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50

†   Net expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Communication Services	6.93%
Consumer Discretionary	7.01%
Consumer Staples	8.34%
Energy	8.34%
Financials	21.85%
Health Care	12.76%
Industrials	10.65%
Information Technology	9.02%
Materials	4.49%
Real Estate	2.44%
Transportation	1.02%
Utilities	6.85%
Repurchase Agreement	0.30%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2019

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.66%

COMMON STOCKS 98.67%

Aerospace & Defense 3.35%
General Dynamics Corp.	27,111	$4,781
United Technologies Corp.	41,541	6,221
Total		11,002

Auto Components 3.01%
Dorman Products, Inc.*	37,804	2,863
LCI Industries	34,880	3,737
Lear Corp.	23,874	3,275
Total		9,875

Banks 12.16%
BankUnited, Inc.	88,812	3,247
Citigroup, Inc.	78,799	6,295
East West Bancorp, Inc.	85,245	4,151
JPMorgan Chase & Co.	48,121	6,708
Signature Bank	28,413	3,882
U.S. Bancorp	109,351	6,483
Wells Fargo & Co.	169,433	9,116
Total		39,882

Beverages 1.57%
PepsiCo, Inc.	37,700	5,152

Biotechnology 1.11%
Amgen, Inc.	8,738	2,106
Gilead Sciences, Inc.	23,700	1,540
Total		3,646

Building Products 1.02%
A.O. Smith Corp.	70,492	3,358

Capital Markets 2.58%
E*TRADE Financial Corp.	110,900	5,032
T. Rowe Price Group, Inc.	28,300	3,448
Total		8,480
Investments	Shares	Fair Value (000)
Chemicals 3.74%
Corteva, Inc.*	147,766	$4,368
Dow, Inc.*	48,776	2,669
PPG Industries, Inc.	39,116	5,222
Total		12,259

Diversified Telecommunication Services 2.15%
Verizon Communications, Inc.	114,700	7,043

Electric: Utilities 4.41%
Duke Energy Corp.	53,045	4,838
Edison International	60,896	4,592
NextEra Energy, Inc.	20,852	5,050
Total		14,480

Electrical Equipment 1.07%
Hubbell, Inc.	23,798	3,518

Electronic Equipment, Instruments & Components 1.23%
Avnet, Inc.	95,042	4,034

Energy Equipment & Services 1.15%
National Oilwell Varco, Inc.	151,204	3,788

Entertainment 1.96%
Walt Disney Co. (The)	44,391	6,420

Equity Real Estate Investment Trusts 2.44%
Alexandria Real Estate
Equities, Inc.	15,206	2,457
Prologis, Inc.	28,440	2,535
UDR, Inc.	64,239	3,000
Total		7,992

Food Products 1.99%
General Mills, Inc.	64,500	3,454
J.M. Smucker Co. (The)	29,500	3,072
Total		6,526

Health Care Equipment & Supplies 1.49%
Medtronic plc (Ireland)(a)	43,149	4,895

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2019

Investments	Shares	Fair Value (000)
Health Care Providers & Services 5.60%
Anthem, Inc.	15,795	$4,771
CVS Health Corp.	64,313	4,778
McKesson Corp.	11,172	1,545
Quest Diagnostics, Inc.	30,417	3,248
Universal Health Services, Inc. Class B	28,100	4,031
Total		18,373

Hotels, Restaurants & Leisure 0.58%
Starbucks Corp.	21,500	1,890

Household Products 3.45%
Clorox Co. (The)	18,408	2,826
Procter & Gamble Co. (The)	40,500	5,059
Spectrum Brands Holdings, Inc.	53,479	3,438
Total		11,323

Industrial Conglomerates 1.09%
Carlisle Cos., Inc.	22,006	3,561

Information Technology Services 1.22%
MAXIMUS, Inc.	53,700	3,995

Insurance 7.10%
American International
Group, Inc.	97,700	5,015
Axis Capital Holdings Ltd.	81,718	4,857
Chubb Ltd. (Switzerland)(a)	33,050	5,145
Hartford Financial Services Group, Inc. (The)	81,463	4,951
RenaissanceRe Holdings Ltd.	16,919	3,316
Total		23,284

Interactive Media & Services 2.10%
Alphabet, Inc. Class A*	3,252	4,356
Facebook, Inc. Class A*	12,287	2,522
Total		6,878
Investments	Shares	Fair Value (000)
Machinery 4.11%
Cummins, Inc.	20,000	$3,579
Stanley Black & Decker, Inc.	30,469	5,050
Westinghouse Air Brake Technologies Corp.	62,193	4,839
Total		13,468

Media 0.73%
Comcast Corp. Class A	53,062	2,386

Metals & Mining 0.76%
Nucor Corp.	44,062	2,480

Multi-Utilities 1.44%
CMS Energy Corp.	75,336	4,734

Oil, Gas & Consumable Fuels 7.18%
Exxon Mobil Corp.	58,899	4,110
Marathon Petroleum Corp.	75,937	4,575
Noble Energy, Inc.	192,837	4,790
Suncor Energy, Inc. (Canada)(a)	153,062	5,021
Total SA ADR	91,411	5,055
Total		23,551

Pharmaceuticals 4.54%
Johnson & Johnson	23,847	3,479
Merck & Co., Inc.	44,932	4,087
Novartis AG ADR	43,125	4,083
Pfizer, Inc.	83,191	3,259
Total		14,908

Road & Rail 1.02%
Saia, Inc.*	36,031	3,355

Semiconductors & Semiconductor Equipment 1.77%
Intel Corp.	96,842	5,796

Software 2.74%
Microsoft Corp.	37,864	5,971
Oracle Corp.	56,805	3,010
Total		8,981

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2019

Investments	Shares	Fair Value (000)
Specialty Retail 3.42%
Foot Locker, Inc.	78,774	$3,072
TJX Cos., Inc. (The)	84,979	5,189
Urban Outfitters, Inc.*	106,459	2,956
Total		11,217

Technology Hardware, Storage & Peripherals 2.06%
Apple, Inc.	23,000	6,754

Tobacco 1.33%
Philip Morris International, Inc.	51,220	4,358
Total Common Stocks (cost $298,071,029)		323,642

	Principal Amount (000)

CORPORATE BONDS 0.99%

Electric: Utilities
Pacific Gas & Electric Co.(b)(c) (cost $3,350,229)	$3,082	3,234
Total Long-Term Investments (cost $301,421,258)		326,876
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.30%

Repurchase Agreement
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $990,000 of U.S. Treasury Note at 2.750% due 8/15/2021; value: $1,018,218; proceeds: $996,517 (cost $996,470)	$996	$996
Total Investments in Securities 99.96% (cost $302,417,728)		327,872
Cash and Other Assets in Excess of Liabilities 0.04%		127
Net Assets 100.00%		$327,999

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Defaulted (non-income producing security).
(c)	The security has an interest rate 6.05% with a maturity of 03/01/2034.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$323,642	$–	$–	$323,642
Corporate Bonds	–	3,234	–	3,234
Short-Term Investment
Repurchase Agreement	–	996	–	996
Total	$323,642	$4,230	$–	$327,872

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $302,417,728)	$327,872,483
Cash	10
Receivables:
Investment securities sold	840,094
Interest and dividends	442,869
From advisor (See Note 3)	33,792
Capital shares sold	10,892
Prepaid expenses	1,018
Total assets	329,201,158
LIABILITIES:
Payables:
Investment securities purchased	546,333
Management fee	196,788
Capital shares reacquired	117,611
Directors’ fees	42,063
Fund administration	11,065
Foreign currency overdraft	5
Accrued expenses	288,667
Total liabilities	1,202,532
Commitments and contingent liabilities
NET ASSETS	$327,998,626
COMPOSITION OF NET ASSETS:
Paid-in capital	$308,717,814
Total distributable earnings (loss)	19,280,812
Net Assets	$327,998,626
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	19,824,121
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.55

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $61,085)	$7,259,098
Interest	83,928
Total investment income	7,343,026
Expenses:
Management fee	2,161,705
Non 12b-1 service fees	746,643
Shareholder servicing	313,857
Fund administration	119,220
Custody	60,240
Professional	48,236
Reports to shareholders	39,859
Directors’ fees	8,294
Other	62,577
Gross expenses	3,560,631
Expense reductions (See Note 8)	(9,606)
Fees waived and expenses reimbursed (See Note 3)	(225,074)
Net expenses	3,325,951
Net investment income	4,017,075
Net realized and unrealized gain:
Net realized gain on investments	3,897,798
Net realized gain on foreign currency related transactions	487
Net change in unrealized appreciation/depreciation on investments	39,612,724
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	1,012
Net realized and unrealized gain	43,512,021
Net Increase in Net Assets Resulting From Operations	$47,529,096

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income	$4,017,075	$3,645,478
Net realized gain on investments and foreign currency related transactions	3,898,285	33,830,697
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	39,613,736	(62,036,961)
Net increase (decrease) in net assets resulting from operations	47,529,096	(24,560,786)
Distributions to shareholders:	(12,066,296)	(39,892,158)
Capital share transactions (See Note 14):
Proceeds from sales of shares	275,997,853	169,751,566
Reinvestment of distributions	12,066,296	39,892,159
Cost of shares reacquired	(203,255,827)	(326,261,878)
Net increase (decrease) in net assets resulting from capital share transactions	84,808,322	(116,618,153)
Net increase (decrease) in net assets	120,271,122	(181,071,097)
NET ASSETS:
Beginning of year	$207,727,504	$388,798,601
End of year	$327,998,626	$207,727,504

12	See Notes to Financial Statements.

This page is intentionally left blank.

13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2019	$14.13	$0.21	$ 2.84	$ 3.05	$(0.21)	$(0.42)	$(0.63)
12/31/2018	18.86	0.20	(1.78)	(1.58)	(0.28)	(2.87)	(3.15)
12/31/2017	18.30	0.19	2.10	2.29	(0.21)	(1.52)	(1.73)
12/31/2016	16.28	0.23	2.34	2.57	(0.21)	(0.34)	(0.55)
12/31/2015	18.61	0.16	(0.79)	(0.63)	(0.21)	(1.49)	(1.70)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$16.55	21.51	1.11	1.19	1.35	$327,999	124
14.13	(8.16)	1.18	1.19	1.09	207,728	117
18.86	12.57	1.15	1.19	1.01	388,799	106
18.30	15.74	1.15	1.20	1.36	387,518	132
16.28	(3.44)	1.15	1.21	0.90	261,006	135

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Effective May 1, 2019, the management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

18

Notes to Financial Statements (continued)

Prior to May 1, 2019, the management fee was based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of .65% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2019 through April 30, 2020, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.08%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$6,488,812	$11,597,508
Net long-term capital gains	5,577,484	28,294,650
Total distributions paid	$12,066,296	$39,892,158

19

Notes to Financial Statements (continued)

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$232,163
Undistributed long-term capital gains	83,480
Total undistributed earnings	315,643
Temporary differences	(42,063)
Unrealized gains – net	19,007,232
Total accumulated gains – net	$19,280,812

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$308,865,251
Gross unrealized gain	22,589,947
Gross unrealized loss	(3,582,715)
Net unrealized security gain	$19,007,232

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

Purchases	Sales
$436,965,831	$358,879,100

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $24,363,507, and sales of $13,368,672, which resulted in net realized gains of $1,373,611.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

20

Notes to Financial Statements (continued)

financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$996,470	$–	$996,470
Total	$996,470	$–	$996,470

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$996,470	$–	$–	$(996,470)	$–
Total	$996,470	$–	$–	$(996,470)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if

21

Notes to Financial Statements (continued)

net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

22

Notes to Financial Statements (concluded)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks, especially over the short term. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	17,712,782	9,227,349
Reinvestment of distributions	730,892	2,819,102
Shares reacquired	(13,323,396)	(17,955,994)
Increase (decrease)	5,120,278	(5,909,543)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, five-, and ten-year periods and below the median of

29

Approval of Advisory Contract (continued)

the performance peer group for the three-year period. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was above the median of the expense peer group. The Board further considered that the Fund’s management fee was reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

30

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 92% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2019, $2,509,580 and $5,577,484, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-3 (02/20)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth and Income Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 22.49%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index1, which returned 26.54% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 31.49% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 25.52%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with

1

Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth stocks into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase One” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture, as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. would not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and would cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods from 15% to 7.5%.

The Fund underperformed its benchmark for the period. During the trailing 12-month period, the Fund’s holding of Foot Locker, Inc., an athletic shoes and apparel retailer, detracted most from relative performance. Shares of Foot Locker traded down 16% following the company’s first quarter earnings release. Both revenue and earnings came in lower than the market expected and management lowered fiscal year guidance. Hewlett-Packard Co., a personal computing, imaging and printing provider, also detracted from relative performance. Shares of the company fell throughout the period, but dropped precipitously following the company’s first quarter earnings release. The company reported softer than expected top line growth, which was due in part to the printing supplies segment. PG&E Corp., an electricity and natural gas company, also detracted from relative performance. PG&E’s stock price fell as the company prepared to file for bankruptcy in an attempt to dismiss the liability charges stemming from wildfires in 2017 and 2018.

2

Conversely, the largest contributor to relative performance during the trailing 12-month period was the Fund’s position in Apple Inc., a mobile communication, media devices, and personal computers manufacturer. Shares of Apple rose after the company reported fiscal fourth quarter results. The company’s iPhone business grew above market expectations and the recently released iPhone 11 has been received well by consumers. The Fund’s position in CVS Health Corporation, a health care services provider, also contributed to relative performance. Shares of CVS Health rose after the company reported third quarter earnings that beat market expectations. Profits rose

10% year-over-year and were largely boosted by CVS Health’s Aetna insurance business. JPMorgan Chase & Co., a financial holding company, also contributed to relative performance. Shares of JPMorgan rose in the back half of the year as the banking industry was a beneficiary of both the yield curve steepening and the rotation from growth to value stocks.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class VC	22.49%	7.73%	10.13%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			7/1/19 -
	7/1/19	12/31/19	12/31/19
Class VC
Actual	$1,000.00	$1,083.20	$4.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Communication Services	8.05%
Consumer Discretionary	5.11%
Consumer Staples	8.38%
Energy	8.80%
Financials	23.63%
Health Care	13.82%
Industrials	10.63%
Information Technology	8.33%
Materials	4.21%
Real Estate	2.28%
Utilities	6.43%
Repurchase Agreement	0.33%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2019

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.62%

COMMON STOCKS 98.64%

Aerospace & Defense 3.87%
General Dynamics Corp.	47,849	$8,438
United Technologies Corp.	93,811	14,049
Total		22,487

Auto Components 0.93%
Lear Corp.	39,600	5,433

Banks 12.94%
Citigroup, Inc.	166,595	13,309
East West Bancorp, Inc.	148,441	7,229
JPMorgan Chase & Co.	134,465	18,744
Signature Bank	50,915	6,956
U.S. Bancorp	202,796	12,024
Wells Fargo & Co.	316,968	17,053
Total		75,315

Beverages 1.57%
PepsiCo, Inc.	67,000	9,157

Biotechnology 1.05%
Amgen, Inc.	14,737	3,553
Gilead Sciences, Inc.	39,478	2,565
Total		6,118

Building Products 1.09%
Masco Corp.	132,595	6,363

Capital Markets 3.99%
Ameriprise Financial, Inc.	40,289	6,711
E*TRADE Financial Corp.	196,842	8,931
T. Rowe Price Group, Inc.	62,017	7,556
Total		23,198

Chemicals 3.46%
Corteva, Inc.*	208,810	6,173
Dow, Inc.*	85,872	4,700
PPG Industries, Inc.	69,341	9,256
Total		20,129
Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 2.69%
Verizon Communications, Inc.	254,820	$15,646

Electric: Utilities 4.42%
Duke Energy Corp.	78,799	7,187
Edison International	118,493	8,936
NextEra Energy, Inc.	39,721	9,619
Total		25,742

Electrical Equipment 1.07%
Hubbell, Inc.	42,223	6,242

Electronic Equipment, Instruments & Components 1.22%
Avnet, Inc.	167,471	7,108

Energy Equipment & Services 1.04%
National Oilwell Varco, Inc.	242,072	6,064

Entertainment 2.05%
Walt Disney Co. (The)	82,479	11,929

Equity Real Estate Investment Trusts 2.28%
Alexandria Real Estate Equities, Inc.	29,532	4,772
Prologis, Inc.	52,983	4,723
Simon Property Group, Inc.	25,425	3,787
Total		13,282

Food Products 3.05%
Danone SA (France)(a)	32,100	2,661
General Mills, Inc.	105,371	5,643
J.M. Smucker Co. (The)	50,600	5,269
Nestle SA ADR	38,240	4,140
Total		17,713

Health Care Equipment & Supplies 1.58%
Medtronic plc (Ireland)(a)	80,952	9,184

Health Care Providers & Services 6.28%
Anthem, Inc.	27,647	8,350
CVS Health Corp.	108,974	8,096
Laboratory Corp. of America Holdings*	24,302	4,111
McKesson Corp.	30,822	4,263

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2019

Investments	Shares	Fair Value (000)
Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	40,019	$4,274
Universal Health Services, Inc. Class B	51,800	7,431
Total		36,525

Hotels, Restaurants & Leisure 0.56%
Starbucks Corp.	37,100	3,262

Household Products 2.43%
Clorox Co. (The)	30,746	4,721
Procter & Gamble Co. (The)	75,187	9,391
Total		14,112

Insurance 6.69%
American International Group, Inc.	172,885	8,874
Axis Capital Holdings Ltd.	145,829	8,668
Chubb Ltd. (Switzerland)(a)	57,956	9,021
Hartford Financial Services Group, Inc. (The)	158,347	9,623
RenaissanceRe Holdings Ltd.	13,983	2,741
Total		38,927

Interactive Media & Services 2.37%
Alphabet, Inc. Class A*	6,571	8,801
Facebook, Inc. Class A*	24,296	4,987
Total		13,788

Internet & Direct Marketing Retail 1.01%
eBay, Inc.	162,140	5,855

Machinery 4.59%
Cummins, Inc.	51,700	9,252
Stanley Black & Decker, Inc.	53,975	8,946
Westinghouse Air Brake Technologies Corp.	109,394	8,511
Total		26,709

Media 0.94%
Comcast Corp. Class A	121,578	5,467

Metals & Mining 0.76%
Nucor Corp.	77,972	4,388
Investments	Shares	Fair Value (000)
Multi-Utilities 1.02%
CMS Energy Corp.	94,500	$5,938

Oil, Gas & Consumable Fuels 7.75%
Chevron Corp.	48,401	5,833
Exxon Mobil Corp.	82,586	5,763
Marathon Petroleum Corp.	132,754	7,998
Noble Energy, Inc.	380,527	9,452
Suncor Energy, Inc. (Canada)(a)	238,058	7,808
Total SA ADR	149,159	8,249
Total		45,103

Pharmaceuticals 4.91%
Johnson & Johnson	40,391	5,892
Merck & Co., Inc.	95,007	8,641
Novartis AG ADR	87,776	8,311
Pfizer, Inc.	145,962	5,719
Total		28,563

Semiconductors & Semiconductor Equipment 1.96%
Intel Corp.	190,614	11,408

Software 2.82%
Microsoft Corp.	62,793	9,902
Oracle Corp.	123,138	6,524
Total		16,426

Specialty Retail 2.60%
Foot Locker, Inc.	135,291	5,275
TJX Cos., Inc. (The)	161,680	9,872
Total		15,147

Technology Hardware, Storage & Peripherals 2.32%
Apple, Inc.	45,900	13,479

Tobacco 1.33%
Philip Morris International, Inc.	90,829	7,729
Total Common Stocks (cost $506,594,089)		573,936

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2019

Investments	Principal Amount (000)	Fair Value (000)
CORPORATE BONDS 0.98%

Electric: Utilities
Pacific Gas & Electric Co.(b)(c) (cost $5,972,333)	$5,451,000	$5,720
Total Long-Term Investments (cost $512,566,422)		579,656

SHORT-TERM INVESTMENT 0.33%

Repurchase Agreement 0.33%
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $1,900,000 of U.S. Treasury Note at 2.750% due 8/15/2021; value: $1,954,156; proceeds: $1,912,560 (cost $1,912,469)	1,912	1,912
Total Investments in Securities 99.95% (cost $514,478,891)		581,568
Cash and Other Assets in Excess of Liabilities 0.05%		283
Net Assets 100.00%		$581,851

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Defaulted (non-income producing security).
(c)	The security has an interest rate of 6.05% with a maturity of 03/01/2034.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$573,936	$–	$–	$573,936
Corporate Bonds	–	5,720	–	5,720
Short-Term Investment
Repurchase Agreement	–	1,912	–	1,912
Total	$573,936	$7,632	$–	$581,568

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $514,478,891)	$581,568,144
Cash	4
Receivables:
Investment securities sold	2,136,178
Interest and dividends	821,896
Capital shares sold	3,168
Prepaid expenses	2,872
Total assets	584,532,262
LIABILITIES:
Payables:
Investment securities purchased	1,385,345
Capital shares reacquired	329,210
Management fee	244,828
Directors’ fees	144,091
Fund administration	19,586
Accrued expenses	558,559
Total liabilities	2,681,619
Commitments and contingent liabilities
NET ASSETS	$581,850,643
COMPOSITION OF NET ASSETS:
Paid-in capital	$517,305,262
Total distributable earnings (loss)	64,545,381
Net Assets	$581,850,643
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	16,832,132
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$34.57

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $137,215)	$14,465,574
Interest	79,335
Total investment income	14,544,909
Expenses:
Management fee	2,872,614
Non 12b-1 service fees	1,437,008
Shareholder servicing	608,233
Fund administration	229,809
Professional	68,203
Directors’ fees	16,718
Custody	13,159
Reports to shareholders	12,185
Other	138,994
Gross expenses	5,396,923
Expense reductions (See Note 8)	(18,708)
Net expenses	5,378,215
Net investment income	9,166,694
Net realized and unrealized gain:
Net realized gain on investments	33,080,927
Net realized gain on foreign currency related transactions	2,205
Net change in unrealized appreciation/depreciation on investments	73,641,247
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	2,598
Net realized and unrealized gain	106,726,977
Net Increase in Net Assets Resulting From Operations	$115,893,671

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income	$9,166,694	$8,663,700
Net realized gain on investments and foreign currency related transactions	33,083,132	49,459,494
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	73,643,845	(106,556,132)
Net increase (decrease) in net assets resulting from operations	115,893,671	(48,432,938)
Distributions to shareholders:	(46,631,283)	(56,851,415)
Capital share transactions (See Note 14):
Proceeds from sales of shares	9,794,053	18,918,349
Reinvestment of distributions	46,631,006	56,833,112
Cost of shares reacquired	(91,503,941)	(119,363,930)
Net decrease in net assets resulting from capital share transactions	(35,078,882)	(43,612,469)
Net increase (decrease) in net assets	34,183,506	$(148,896,822)
NET ASSETS:
Beginning of year	$547,667,137	$696,563,959
End of year	$581,850,643	$547,667,137

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
12/31/2019	$30.65	$0.55	$6.31	$6.86	$(0.58)	$(2.36)	$(2.94)
12/31/2018	37.15	0.50	(3.53)	(3.03)	(0.52)	(2.95)	(3.47)
12/31/2017	36.72	0.48	4.39	4.87	(0.53)	(3.91)	(4.44)
12/31/2016	32.21	0.52	4.99	5.51	(0.52)	(0.48)	(1.00)
12/31/2015	35.54	0.40	(1.43)	(1.03)	(0.44)	(1.86)	(2.30)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$34.57	22.49	0.94	1.59	$581,851	76
30.65	(8.14)	0.93	1.35	547,667	89
37.15	13.38	0.93	1.26	696,564	97
36.72	17.11	0.94	1.54	718,550	98
32.21	(2.86)	0.94	1.15	724,298	105

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund’s Variable Contract class shares (“Class VC Shares”), are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2019, the effective management fee was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$9,183,499	$19,004,931
Net long-term capital gains	37,447,784	37,846,484
Total distributions paid	$46,631,283	$56,851,415

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains	–
Total Undistributed Earnings	–
Temporary differences	(629,505)
Unrealized gains – net	65,174,886
Total accumulated gains – net	$64,545,381

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $485,414 during fiscal year 2019.

19

Notes to Financial Statements (continued)

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$516,393,258
Gross unrealized gain	74,090,725
Gross unrealized loss	(8,915,839)
Net unrealized security gain	$65,174,886

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales and certain distributions received.

Permanent items identified during the fiscal year ended December 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable	Paid-in
Earnings (Loss)	Capital
$88,102	$(88,102)

The permanent differences are attributable primarily to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

Purchases	Sales
$428,364,686	$485,517,497

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $965,582, and sales of $4,099,608 which resulted in net realized gains of $408,541.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,912,469	$–	$1,912,469
Total	$1,912,469	$–	$1,912,469

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,912,469	$–	$–	$(1,912,469)	$–
Total	$1,912,469	$–	$–	$(1,912,469)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

21

Notes to Financial Statements (continued)

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-ended management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in

22

Notes to Financial Statements (concluded)

response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	287,670	532,820
Reinvestment of distributions	1,350,380	1,833,178
Shares reacquired	(2,675,516)	(3,246,152)
Decrease	(1,037,466)	(880,154)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth and Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, five-, and ten-year periods, and below the median of the performance peer group for the three-year period. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve

29

Approval of Advisory Contract (continued)

performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits

30

Approval of Advisory Contract (concluded)

enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2019, $37,447,784 represent long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-3 (02/20)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Funds – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 36.37%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 35.47% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 31.49% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 25.52%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain

1

economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019, to a range of 2.00–2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth stocks into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase One” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture, as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. would not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and would cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods from 15% to 7.5%.

During the period, security selection in the information technology sector contributed to the Fund’s relative performance. Within the sector, the Fund’s position in RingCentral, Inc., a provider of enterprise cloud communications solutions, contributed to relative performance. Shares of RingCentral steadily rose as strong execution and its partnership with Avaya Holdings Corp. continued to position RingCentral as a leading “cloud” solutions provider. The Fund’s position in Global Payments, Inc., a provider of payment software solutions, also contributed. Shares of Global Payments rose throughout the period as the company slowly shifted its business mix away from domestic independent sales organizations, to the higher growth and higher margin integrated payments channel.

The Fund’s position in TransDigm Group Inc., a producer and designer of aerospace components and systems, contributed to performance. Investors continued to view TransDigm as one of the best businesses in its industry, as the company maintained strong pricing power, high margins, and significant cash flow. Additionally, TransDigm’s acquisition of Esterline Technology Corporation during the period was expected to be highly accretive.

2

The Fund’s position in Healthcare Services Group, Inc., an operator of long-term care and other health care related facilities, detracted from performance as investors expected earnings growth to slow and margins to decline due to deteriorating fundamentals. Twilio, Inc., a communications software developer, also detracted from performance. Twilio reported strong revenue growth; however, the company experienced a modest deceleration versus fourth quarter 2018’s growth rate, which weighed on shares.

The Fund’s position in ABIOMED, Inc., a research and developer of medical devices related to the treatment of heart failure, weighed on relative performance during the period. Shares of Abiomed fell rapidly after the American Heart Association presented data that observed that Abiomed’s Impella was less effective, associated with negative health effects, and was more expensive when compared to intra-aortic balloon pumps.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class VC	36.37%	11.10%	12.00%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/19 –
	7/1/19	12/31/19	12/31/19
Class VC
Actual	$1,000.00	$1,072.90	$6.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Communication Services	2.35%
Consumer Discretionary	15.78%
Consumer Staples	3.34%
Energy	1.11%
Financials	6.79%
Health Care	16.24%
Industrials	18.19%
Information Technology	29.73%
Materials	3.26%
Real Estate	1.99%
Repurchase Agreement	1.22%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2019

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.85%

Aerospace & Defense 5.06%
CAE, Inc. (Canada)(a)	50,228	$1,329
L3Harris Technologies, Inc.	10,999	2,176
TransDigm Group, Inc.	5,019	2,811
Total		6,316

Air Freight & Logistics 0.60%
Expeditors International of Washington, Inc.	9,646	753

Banks 0.79%
First Republic Bank	8,395	986

Beverages 1.39%
Brown-Forman Corp. Class B	25,639	1,733

Biotechnology 3.28%
Amarin Corp. plc ADR*	29,140	625
BioMarin Pharmaceutical, Inc.*	10,658	901
Myovant Sciences Ltd. (United Kingdom)*(a)	20,393	316
Natera, Inc.*	18,275	616
Neurocrine Biosciences, Inc.*	10,218	1,098
Sarepta Therapeutics, Inc.*	4,184	540
Total		4,096

Building Products 1.15%
Allegion plc (Ireland)(a)	11,536	1,437

Capital Markets 2.66%
MarketAxess Holdings, Inc.	3,253	1,233
Moody’s Corp.	3,220	765
MSCI, Inc.	5,120	1,322
Total		3,320

Chemicals 0.48%
FMC Corp.	6,056	604

Commercial Services & Supplies 1.06%
Cintas Corp.	2,313	622
Healthcare Services Group, Inc.	28,990	705
Total		1,327
		Fair
		Value
Investments	Shares	(000)
Construction Materials 1.45%
Vulcan Materials Co.	12,542	$1,806

Consumer Finance 0.66%
SLM Corp.	92,687	826

Containers & Packaging 1.34%
Avery Dennison Corp.	9,520	1,245
Ball Corp.	6,564	425
Total		1,670

Diversified Consumer Services 0.98%
Service Corp. International	26,675	1,228

Electrical Equipment 2.89%
AMETEK, Inc.	20,345	2,029
Hubbell, Inc.	10,680	1,579
Total		3,608

Electronic Equipment, Instruments & Components 1.73%
Keysight Technologies, Inc.*	11,905	1,222
Trimble, Inc.*	22,486	937
Total		2,159

Equity Real Estate Investment Trusts 1.99%
SBA Communications Corp.	10,317	2,486

Health Care Equipment & Supplies 4.95%
ABIOMED, Inc.*	3,899	665
Align Technology, Inc.*	6,259	1,746
DexCom, Inc.*	3,953	865
Edwards Lifesciences Corp.*	1,792	418
Insulet Corp.*	4,136	708
Teleflex, Inc.	4,742	1,785
Total		6,187

Health Care Providers & Services 2.44%
Centene Corp.*	38,291	2,407
Guardant Health, Inc.*	8,259	646
Total		3,053

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2019

		Fair
		Value
Investments	Shares	(000)
Hotels, Restaurants & Leisure 4.68%
Aramark	50,378	$2,186
Chipotle Mexican Grill, Inc.*	1,725	1,444
Norwegian Cruise Line Holdings Ltd.*	18,912	1,105
Vail Resorts, Inc.	4,649	1,115
Total		5,850

Household Products 1.30%
Church & Dwight Co., Inc.	23,116	1,626

Industrial Conglomerates 1.06%
Roper Technologies, Inc.	3,736	1,323

Information Technology Services 13.03%
Euronet Worldwide, Inc.*	9,031	1,423
Fidelity National Information Services, Inc.	30,164	4,196
FleetCor Technologies, Inc.*	7,434	2,139
Genpact Ltd.	40,005	1,687
Global Payments, Inc.	26,300	4,801
Square, Inc. Class A*	3,576	224
Twilio, Inc. Class A*	7,329	720
Wix.com Ltd. (Israel)*(a)	8,882	1,087
Total		16,277

Insurance 2.69%
Axis Capital Holdings Ltd.	12,857	764
Goosehead Insurance, Inc. Class A	25,815	1,094
RenaissanceRe Holdings Ltd.	7,651	1,500
Total		3,358

Interactive Media & Services 2.35%
IAC/InterActiveCorp.*	8,529	2,125
Twitter, Inc.*	25,342	812
Total		2,937

Internet & Direct Marketing Retail 0.03%
RealReal, Inc. (The)*	1,729	33
			Fair
			Value
Investments	Shares		(000)
Life Sciences Tools & Services 3.62%
10X Genomics, Inc. Class A*		4,040	$308
Agilent Technologies, Inc.		13,601	1,160
Charles River Laboratories International, Inc.*		10,107	1,544
Illumina, Inc.*		1,769	587
Mettler-Toledo International, Inc.*		1,165	924
Total			4,523

Machinery 2.33%
Fortive Corp.		18,637	1,424
Stanley Black & Decker, Inc.		9,012	1,493
Total			2,917

Multi-Line Retail 3.49%
Dollar General Corp.		18,227	2,843
Dollar Tree, Inc.*		16,104	1,515
Total			4,358

Oil, Gas & Consumable Fuels 1.11%
Cimarex Energy Co.		14,157	743
Parsley Energy, Inc. Class A		33,818	640
Total			1,383

Personal Products 0.66%
Shiseido Co., Ltd.(b)	JPY	11,531	819

Pharmaceuticals 1.96%
Elanco Animal Health, Inc.*		18,815	554
Zoetis, Inc.		14,326	1,896
Total			2,450

Professional Services 1.65%
CoStar Group, Inc.*		3,439	2,058

Road & Rail 2.40%
J.B. Hunt Transport Services, Inc.		11,737	1,371
Lyft, Inc. Class A*		2,641	113
Old Dominion Freight Line, Inc.		5,463	1,037
Saia, Inc.*		5,173	482
Total			3,003

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 5.73%
Advanced Micro Devices, Inc.*	36,832	$1,689
Analog Devices, Inc.	13,936	1,656
Lam Research Corp.	7,233	2,115
Xilinx, Inc.	17,426	1,704
Total		7,164

Software 9.26%
Anaplan, Inc.*	12,503	655
New Relic, Inc.*	12,211	802
Palo Alto Networks, Inc.*	7,793	1,802
RingCentral, Inc. Class A*	17,587	2,967
ServiceNow, Inc.*	6,324	1,785
Slack Technologies, Inc.Class A*	17,581	395
Splunk, Inc.*	15,545	2,328
Zendesk, Inc.*	10,918	837
Total		11,571

Specialty Retail 5.58%
Burlington Stores, Inc.*	11,632	2,652
O’Reilly Automotive, Inc.*	6,731	2,950
Tractor Supply Co.	14,711	1,375
Total		6,977

Textiles, Apparel & Luxury Goods 1.02%
Carter’s, Inc.	11,699	1,279
Total Common Stocks (cost $98,741,297)		123,501
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.22%

Repurchase Agreement
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $1,555,000 of U.S. Treasury Note at 1.500% due 8/31/2021; value: $1,560,007; proceeds: $1,526,834 (cost $1,526,762)	$1,527	$1,527
Total Investments in Securities 100.07% (cost $100,268,059)		125,028
Liabilities in Excess of Cash and Other Assets (0.07)%		(83)
Net Assets 100.00%		$124,945

JPY	Japanese yen.
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Personal Products	$–	$819	$–	$819
Remaining Industries	122,682	–	–	122,682
Short-Term Investment
Repurchase Agreement	–	1,527	–	1,527
Total	$122,682	$2,346	$–	$125,028

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $100,268,059)	$125,028,136
Cash	3,624
Receivables:
Interest and dividends	197,373
Investment securities sold	9,544
Capital shares sold	530
Prepaid expenses and other assets	66
Total assets	125,239,273
LIABILITIES:
Payables:
Management fee	78,860
Capital shares reacquired	33,732
Directors’ fees	15,193
Fund administration	4,206
Accrued expenses	162,451
Total liabilities	294,442
Commitments and contingent liabilities
NET ASSETS	$124,944,831
COMPOSITION OF NET ASSETS:
Paid-in capital	$100,813,685
Total distributable earnings (loss)	24,131,146
Net Assets	$124,944,831
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	9,593,953
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.02

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $1,675)	$1,082,896
Interest	28,703
Total investment income	1,111,599
Expenses:
Management fee	891,151
Non 12b-1 service fees	291,936
Shareholder servicing	123,079
Fund administration	46,625
Professional	44,490
Reports to shareholders	30,332
Custody	20,901
Directors’ fees	3,313
Other	25,486
Gross expenses	1,477,313
Expense reductions (See Note 8)	(3,807)
Fees waived and expenses reimbursed (See Note 3)	(50,036)
Net expenses	1,423,470
Net investment loss	(311,871)
Net realized and unrealized gain/(loss):
Net realized gain on investments	9,405,187
Net realized loss on foreign currency related transactions	(25)
Net change in unrealized appreciation/depreciation on investments	21,821,758
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	22
Net realized and unrealized gain	31,226,942
Net Increase in Net Assets Resulting From Operations	$30,915,071

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment loss	$(311,871)	$(546,740)
Net realized gain on investments and foreign currency related transactions	9,405,162	18,773,381
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	21,821,780	(18,439,611)
Net increase (decrease) in net assets resulting from operations	30,915,071	(212,970)
Distributions to shareholders:	(11,365,461)	(17,386,671)
Capital share transactions (See Note 14):
Proceeds from sales of shares	68,968,670	28,497,917
Reinvestment of distributions	11,365,461	17,386,647
Cost of shares reacquired	(41,430,866)	(95,994,025)
Net increase (decrease) in net assets resulting from capital share transactions	38,903,265	(50,109,461)
Net increase (decrease) in net assets	58,452,875	(67,709,102)
NET ASSETS:
Beginning of year	$66,491,956	$134,201,058
End of year	$124,944,831	$66,491,956

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset	Net	Net			Net asset
	value,	investment	realized and	Total from	Net	value,
	beginning	income	unrealized	investment	realized	end of
	of period	(loss)(a)	gain (loss)	operations	gain	period
12/31/2019	$10.48	$(0.03)	$3.82	$3.79	$(1.25)	$13.02
12/31/2018	14.20	(0.07)	(0.42)	(0.49)	(3.23)	10.48
12/31/2017	11.96	(0.04)	2.77	2.73	(0.49)	14.20
12/31/2016	11.88	(0.03)	0.18	0.15	(0.07)	11.96
12/31/2015	12.91	(0.06)	0.41	0.35	(1.38)	11.88

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total
	expenses after		Net
	waivers and/or		investment	Net assets,	Portfolio
Total	reimburse-	Total	income	end of	turnover
return	ments	expenses	(loss)	period	rate
(%)(b)	(%)	(%)	(%)	(000)	(%)
36.37	1.22	1.27	(0.27)	$124,945	45
(2.89)	1.13	1.29	(0.45)	66,492	39
22.91	1.10	1.27	(0.29)	134,201	69
1.23	1.13	1.33	(0.25)	123,735	155
2.72	1.20	1.31	(0.42)	91,977	125

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Effective May 1, 2019, the management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

18

Notes to Financial Statements (continued)

Prior to May 1, 2019, the management fee was based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of 0.72% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Prior to May 1, 2019, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. Effective May 1, 2019, this agreement was discontinued.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$97,816	$1,416,794
Net long-term capital gains	11,267,645	15,969,877
Total distributions paid	$11,365,461	$17,386,671

19

Notes to Financial Statements (continued)

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$150,307
Undistributed long-term capital gains	334,141
Total undistributed earnings	484,448
Temporary differences	(15,193)
Unrealized gains – net	23,661,891
Total accumulated gains – net	$24,131,146

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$101,366,267
Gross unrealized gain	27,219,127
Gross unrealized loss	(3,557,258)
Net unrealized security gain	$23,661,869

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

Purchases	Sales
$74,130,456	$50,680,696

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year period ended December 31, 2019, the Fund engaged in cross-trades purchases of $17,033,843, and sales of $180,012 which resulted in net realized gains of $131,398.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

20

Notes to Financial Statements (continued)

financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,526,762	$–	$1,526,762
Total	$1,526,762	$–	$1,526,762

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,526,762	$–	$–	$(1,526,762)	$–
Total	$1,526,762	$–	$–	$(1,526,762)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The

21

Notes to Financial Statements (continued)

Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

22

Notes to Financial Statements (concluded)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	5,842,901	2,019,933
Reinvestment of distributions	868,963	1,664,823
Shares reacquired	(3,463,128)	(6,791,466)
Increase (decrease)	3,248,736	(3,106,710)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Opportunities Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) [1]information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period and below the median of the performance peer group for the three-, five-, and ten-year periods. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed

29

Approval of Advisory Contract (continued)

funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, although the net total expense ratio of the Fund was above the median of the expense peer group, its advisory fee was below the median of the expense peer group. The Board further considered that the Fund’s management fee was reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s

30

Approval of Advisory Contract (concluded)

investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2019, $97,816 and $11,267,645, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-3 (02/20)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Mid Cap Stock Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 22.64%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell MidCap® Value Index1, which returned 27.06% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 31.49% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were up 25.52%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the

1

U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00 – 2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth stocks into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase One” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture, as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. would not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and would cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods from 15% to 7.5%.

Over the period, the Fund’s holding of Conduent, Inc., a business process services provider, was the largest detractor from relative performance. The firm’s stock price dropped precipitously after CEO Ashok Vemuri announced his intention to step down. The announcement came after litigation issues with the state of Texas. Foot Locker, Inc., an athletic shoes and apparel retailer, also detracted from relative performance. Shares of Foot Locker traded down 16% following the company’s first quarter earnings release. Both revenue and earnings came in lower than the market expected and management lowered fiscal year guidance. PG&E Corp., an electricity and natural gas company, also detracted from relative performance. PG&E’s stock price fell as the company prepared to file for bankruptcy in an attempt to dismiss the liability charges stemming from wildfires in 2017 and 2018.

Over the period, the Fund’s holding of Oneok, Inc., a company that processes, transports, and stores natural gas,

2

contributed most to relative performance. Shares of Oneok rose after the company announced the completion of the Elk Creek Pipeline project, which investors anticipate will strengthen the company’s position in the high production Montana to Kansas region. Graphic Packaging Holding Corp., a paper-based packaging solutions provider, also contributed to relative performance. Shares of Graphic Packaging increased as the firm continued to exhibit strong execution on productivity and cost strategies throughout the year. More specifically, the firm reported third quarter earnings per share that topped market expectations. The Western Union Company also contributed to relative performance. Shares of the payment services company increased following a positive Investors’ Day, where the company announced a three-year outlook as well as a new platform strategy, which investors anticipate will increase the company’s total addressable market.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Class VC	22.64%	4.51%	9.59%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/19	12/31/19	7/1/19 - 12/31/19
Class VC
Actual	$1,000.00	$1,067.80	$6.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.17% multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Communication Services	2.02%
Consumer Discretionary	9.85%
Consumer Staples	4.01%
Energy	6.34%
Financials	18.22%
Health Care	8.04%
Industrials	13.87%
Information Technology	9.14%
Materials	6.94%
Real Estate	9.84%
Utilities	11.23%
Repurchase Agreement	0.50%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2019

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 99.62%

COMMON STOCKS 98.64%

Auto Components 1.57%
Lear Corp.	31,000	$4,253

Banks 6.57%
BankUnited, Inc.	109,701	4,011
CIT Group, Inc.	65,254	2,977
Citizens Financial Group, Inc.	91,600	3,720
East West Bancorp, Inc.	76,500	3,725
Sterling Bancorp	159,762	3,368
Total		17,801

Building Products 1.54%
A.O. Smith Corp.	87,628	4,175

Capital Markets 3.66%
Ares Capital Corp.	205,400	3,831
Brightsphere Investment Group, Inc.*	124,230	1,270
E*TRADE Financial Corp.	106,000	4,809
Total		9,910

Chemicals 3.17%
Axalta Coating Systems Ltd.*	66,352	2,017
Corteva, Inc.*	130,541	3,859
PPG Industries, Inc.	20,375	2,720
Total		8,596

Communications Equipment 0.74%
F5 Networks, Inc.*	14,317	1,999

Construction & Engineering 1.46%
EMCOR Group, Inc.	45,782	3,951

Containers & Packaging 1.56%
Graphic Packaging Holding Co.	254,636	4,240

Electric: Utilities 7.12%
Edison International	55,600	4,193
Entergy Corp.	31,852	3,816
Evergy, Inc.	72,244	4,702
Investments	Shares	Fair Value (000)
FirstEnergy Corp.	96,955	$4,712
Portland General Electric Co.	33,816	1,887
Total		19,310

Electrical Equipment 2.75%
Acuity Brands, Inc.	24,836	3,427
Hubbell, Inc.	27,175	4,017
Total		7,444

Electronic Equipment, Instruments & Components 1.51%
Avnet, Inc.	96,217	4,083

Energy Equipment & Services 1.14%
National Oilwell Varco, Inc.	123,000	3,081

Equity Real Estate Investment Trusts 9.85%
Alexandria Real Estate Equities, Inc.	29,906	4,832
Camden Property Trust	37,300	3,958
Duke Realty Corp.	131,601	4,563
Healthcare Trust of America, Inc. Class A	117,840	3,568
Highwoods Properties, Inc.	58,500	2,861
UDR, Inc.	85,514	3,994
Weingarten Realty Investors	94,157	2,941
Total		26,717

Food & Staples Retailing 1.00%
Sprouts Farmers Market, Inc.*	139,900	2,707

Food Products 2.04%
General Mills, Inc.	59,071	3,164
J.M. Smucker Co. (The)	22,806	2,375
Total		5,539

Health Care Equipment & Supplies 1.31%
Zimmer Biomet Holdings, Inc.	23,800	3,562

Health Care Providers & Services 6.73%
AmerisourceBergen Corp.	30,805	2,619
Centene Corp.*	74,932	4,711
Humana, Inc.	6,942	2,545

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2019

Investments	Shares	Fair Value (000)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings*	11,670	$1,974
Quest Diagnostics, Inc.	19,021	2,031
Universal Health Services, Inc. Class B	30,461	4,370
Total		18,250

Household Products 0.97%
Clorox Co. (The)	17,200	2,641

Industrial Conglomerates 1.26%
Carlisle Cos., Inc.	21,115	3,417

Information Technology Services 2.68%
Amdocs Ltd.	38,129	2,753
Western Union Co. (The)	168,272	4,506
Total		7,259

Insurance 8.02%
Argo Group International Holdings Ltd.	38,032	2,500
Axis Capital Holdings Ltd.	67,400	4,006
Everest Re Group Ltd.	12,226	3,385
Hanover Insurance Group, Inc. (The)	18,848	2,576
Hartford Financial Services Group, Inc. (The)	85,071	5,170
RenaissanceRe Holdings Ltd.	20,997	4,116
Total		21,753

Internet & Direct Marketing Retail 1.52%
eBay, Inc.	114,100	4,120

Leisure Products 1.49%
Brunswick Corp.	67,400	4,043

Machinery 5.16%
Cummins, Inc.	25,500	4,563
Stanley Black & Decker, Inc.	30,270	5,017
Westinghouse Air Brake Technologies Corp.	56,621	4,405
Total		13,985
Investments	Shares		Fair Value (000)
Media 2.02%
Interpublic Group of Cos., Inc. (The)		61,323	$1,417
Nexstar Media Group, Inc. Class A		13,340	1,564
Omnicom Group, Inc.		30,800	2,495
Total			5,476

Metals & Mining 2.21%
Lundin Mining Corp.(a)	CAD	657,139	3,927
Nucor Corp.		36,900	2,077
Total			6,004

Multi-Utilities 3.15%
CMS Energy Corp.		75,425	4,740
Consolidated Edison, Inc.		41,888	3,789
Total			8,529

Oil, Gas & Consumable Fuels 5.21%
Marathon Petroleum Corp.		40,178	2,421
Noble Energy, Inc.		189,544	4,708
ONEOK, Inc.		47,946	3,628
Parsley Energy, Inc. Class A		178,600	3,377
Total			14,134

Road & Rail 1.72%
Landstar System, Inc.		41,000	4,669

Semiconductors & Semiconductor Equipment 2.76%
Marvell Technology Group Ltd.		99,648	2,647
Teradyne, Inc.		70,883	4,833
Total			7,480

Software 1.47%
Cadence Design Systems, Inc.*		19,586	1,359
Synopsys, Inc.*		18,789	2,615
Total			3,974

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2019

Investments	Shares	Fair Value (000)
Specialty Retail 3.69%
Foot Locker, Inc.	91,525	$3,569
Ross Stores, Inc.	34,611	4,029
Urban Outfitters, Inc.*	86,841	2,412
Total		10,010

Textiles, Apparel & Luxury Goods 1.59%
Columbia Sportswear Co.	43,100	4,318
Total Common Stocks (cost $240,896,392)		267,430

	Principal Amount (000)
CORPORATE BONDS 0.98%

Electric: Utilities
Pacific Gas & Electric Co.(b)(c) (cost $2,748,935)	$2,527	2,652
Total Long-Term Investments (cost $243,645,327)		270,082
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.50%

Repurchase Agreement
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $1,350,000 of U.S. Treasury Note at 2.75% due 8/15/2021; value: $1,388,479; proceeds: $1,356,805 (cost $1,356,741)	$1,357	$1,357
Total Investments in Securities 100.12% (cost $245,002,068)		271,439
Liabilities in Excess of Cash and Other Assets (0.12)%		(319)
Net Assets 100.00%		$271,120

CAD	Canadian dollar.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Defaulted (non-income producing security).
(c)	The security has an interest rate 6.05% with a maturity of 03/01/2034.

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks	$267,430	$–	$–	$267,430
Corporate Bonds	–	2,652	–	2,652
Short-term Investment
Repurchase Agreement	–	1,357	–	1,357
Total	$267,430	$4,009	$–	$271,439

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $245,002,068)	$271,438,673
Cash	5
Receivables:
Investment securities sold	366,576
Interest and dividends	279,512
Capital shares sold	51,717
Prepaid expenses	1,304
Total assets	272,137,787
LIABILITIES:
Payables:
Management fee	164,829
Investment securities purchased	133,603
Directors’ fees	72,018
Capital shares reacquired	24,584
Fund administration	9,098
Accrued expenses	613,703
Total liabilities	1,017,835
Commitments and contingent liabilities
NET ASSETS	$271,119,952
COMPOSITION OF NET ASSETS:
Paid-in capital	$245,724,780
Total distributable earnings (loss)	25,395,172
Net Assets	$271,119,952
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	11,419,660
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$23.74

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $15,856)	$5,459,790
Interest	47,061
Total investment income	5,506,851
Expenses:
Management fee	1,935,771
Non 12b-1 service fees	659,778
Shareholder servicing	199,806
Fund administration	105,472
Professional	62,326
Reports to shareholders	57,028
Custody	8,838
Directors’ fees	7,681
Other	65,078
Gross expenses	3,101,778
Expense reductions (See Note 8)	(8,600)
Net expenses	3,093,178
Net investment income	2,413,673
Net realized and unrealized gain (loss):
Net realized gain on investments	7,087,366
Net realized loss on foreign currency related transactions	(12)
Net change in unrealized appreciation/depreciation on investments	42,550,917
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	17
Net realized and unrealized gain	49,638,288
Net Increase in Net Assets Resulting From Operations	$52,051,961

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income	$2,413,673	$1,945,197
Net realized gain on investments and foreign currency related transactions	7,087,354	7,796,601
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	42,550,934	(53,111,586)
Net increase (decrease) in net assets resulting from operations	52,051,961	(43,369,788)
Distributions to shareholders:	(6,874,851)	(11,050,110)
Capital share transactions (See Note 14):
Proceeds from sales of shares	33,801,297	25,115,342
Reinvestment of distributions	6,874,851	11,050,110
Cost of shares reacquired	(55,704,547)	(72,162,141)
Net decrease in net assets resulting from capital share transactions	(15,028,399)	(35,996,689)
Net increase (decrease) in net assets	30,148,711	(90,416,587)
NET ASSETS:
Beginning of year	$240,971,241	$331,387,828
End of year	$271,119,952	$240,971,241

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2019	$19.87	$0.21	$4.27	$4.48	$(0.21)	$(0.40)	$(0.61)
12/31/2018	24.51	0.15	(3.83)	(3.68)	(0.17)	(0.79)	(0.96)
12/31/2017	25.52	0.14	1.58	1.72	(0.16)	(2.57)	(2.73)
12/31/2016	23.28	0.13	3.69	3.82	(0.13)	(1.45)	(1.58)
12/31/2015	26.02	0.15	(1.16)	(1.01)	(0.15)	(1.58)	(1.73)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$23.74	22.64	1.17	0.91	$271,120	79
19.87	(15.04)	1.17	0.64	240,971	50
24.51	6.83	1.16	0.55	331,388	70
25.52	16.39	1.17	0.52	356,563	67
23.28	(3.79)	1.18	0.56	347,526	61

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund use foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Effective May 1, 2019, the management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Prior to May 1, 2019, the management fee was based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2019, the effective management fee was at an annualized rate of .73% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$2,394,211	$1,912,376
Net long-term capital gains	4,480,640	9,137,734
Total distributions paid	$6,874,851	$11,050,110

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$21,137
Total undistributed earnings	21,137
Temporary differences	(155,257)
Unrealized gains – net	25,529,292
Total accumulated gains – net	$25,395,172

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $83,239 during fiscal year 2019.

As of December 31, 2019, the aggregate unrealized security gains and losses on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$245,909,381
Gross unrealized gain	29,755,390
Gross unrealized loss	(4,226,098)
Net unrealized security gain	$25,529,292

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

Purchases	Sales
$206,137,339	$221,975,437

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2019.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $586,387, and sales of $153,196, which resulted in net realized gains of $47,882.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,356,741	$–	$1,356,741
Total	$1,356,741	$–	$1,356,741

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,356,741	$–	$–	$(1,356,741)	$–
Total	$1,356,741	$–	$–	$(1,356,741)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and

Notes to Financial Statements (concluded)

to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	1,487,614	1,051,803
Reinvestment of distributions	289,623	561,489
Shares reacquired	(2,487,867)	(3,005,419)
Decrease	(710,630)	(1,392,127)

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Stock Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods and took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other

Approval of Advisory Contract (continued)

Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that although the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was below the median of the expense peer group. The Board further considered that the Fund’s management fee was reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s

Approval of Advisory Contract (concluded)

investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2019, $4,480,640 represent long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-3 (02/20)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Short Duration Income Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

51	Statement of Assets and Liabilities

52	Statement of Operations

53	Statements of Changes in Net Assets

54	Financial Highlights

56	Notes to Financial Statements

69	Report of Independent Registered Public Accounting Firm

70	Supplemental Information to Shareholders

Lord Abbett Series Fund – Short Duration Income Portfolio Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Short Duration Income Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 5.06%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index,1 which returned 5.43%.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500® Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth.

1

Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion (Lord Abbett Opinion). In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “Phase One” trade deal between the U.S. and China, which was ultimately reached in December. The agreement included structural reforms to China’s trade regime in areas such as intellectual property and agriculture, as well as a commitment from China to make additional purchases of U.S. goods and services moving forward. In return, the U.S. would not proceed with tariffs that were scheduled to go into effect in December on nearly $160 billion worth of Chinese goods and would cut the tariff rate imposed on September 1, 2019 on $120 billion worth of Chinese goods from 15% to 7.5%.

Despite bouts of volatility, risk assets generally rallied during the trailing 12-months ended December 31, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. The U.S. equity market produced strong returns, with the S&P 500® Index2 returning 31.49% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with significant spread compression. High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, which we believe was largely due to idiosyncratic issues within select industries.

2

Consistent with the Fund’s strategic design, the Fund maintained exposure to a variety of bond market sectors beyond the investment grade corporate bonds represented in the benchmark. This design provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors. In our view, these sector weightings were important factors affecting performance during the period.

The Fund’s allocation to high quality commercial mortgage-backed securities (“CMBS”) contributed to relative performance. On a risk-adjusted basis, CMBS exhibited resilient performance during periods of market volatility in the 12-months ended December 31, 2019. Additionally, CMBS delinquency rates remained benign and the low interest rate and competitive lending environment provided a tailwind for CMBS performance. While high yield corporate bonds experienced some volatility during the year due to U.S.-China trade tensions, mixed messaging from the Fed, and the inverted yield curve, high yield credit spreads notably compressed, which also aided the Fund’s relative performance during the period.

The Fund’s duration positioning within its investment grade corporate bond allocation weighed on relative performance. In the second half of the period, we reduced the Fund’s corporate duration positioning, maintaining a slightly shorter duration relative to the benchmark. This created a drag on relative performance, given the significant rally in rates at the end of the second quarter and in the third quarter of 2019. Additionally, the Fund’s minor allocation to Argentinian sovereign securities detracted from relative performance, as Argentinian sovereign bonds sold-off in August following the unexpected defeat of President Mauricio Macri by Albert Fernandez during Argentina’s primary vote.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense

3

waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2019

	1 Year	5 Year	Life of Class
Class VC2	5.06%	2.48%	2.20%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2   The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/19	12/31/19	7/1/19 - 12/31/19
Class VC
Actual	$1,000.00	$1,014.50	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Auto	2.39%
Basic Industry	0.37%
Capital Goods	0.90%
Consumer Cyclical	1.82%
Consumer Discretionary	0.97%
Consumer Services	0.87%
Consumer Staples	1.29%
Energy	8.36%
Financial Services	58.38%
Foreign Government	0.63%
Health Care	3.31%
Integrated Oils	0.40%
Materials & Processing	3.45%
Municipal	0.14%
Other	0.01%
Producer Durables	1.78%
Technology	3.11%
Telecommunications	0.54%
Transportation	0.97%
U.S. Government	2.49%
Utilities	3.65%
Repurchase Agreement	4.17%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 92.83%

ASSET-BACKED SECURITIES 23.64%

Automobiles 7.70%
ACC Trust 2018-1 A†	3.70%	12/21/2020	$3		$3,237
AmeriCredit Automobile Receivables Trust 2016-1 D	3.59%	2/8/2022	56		56,466
AmeriCredit Automobile Receivables Trust 2016-3 B	1.80%	10/8/2021	9		8,861
AmeriCredit Automobile Receivables Trust 2017-2 B	2.40%	5/18/2022	43		43,065
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	64		64,650
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	29		29,047
AmeriCredit Automobile Receivables Trust 2017-4 A3	2.04%	7/18/2022	58		58,410
AmeriCredit Automobile Receivables Trust 2017-4 B	2.36%	12/19/2022	42		42,105
Bank of The West Auto Trust 2017-1 A3†	2.11%	1/15/2023	75		75,025
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	100		99,948
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	—	(a)	726
California Republic Auto Receivables Trust 2015-4 A4†	2.58%	6/15/2021	17		17,461
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	12		12,036
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	13		12,954
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	5		4,624
California Republic Auto Receivables Trust 2018-1 A3	3.14%	8/15/2022	90		90,223
Capital Auto Receivables Asset Trust 2016-2 B	2.11%	3/22/2021	—	(a)	718
Capital Auto Receivables Asset Trust 2017-1 A3†	2.02%	8/20/2021	8		7,987
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	17		17,018
Capital Auto Receivables Asset Trust 2018-2 A2†	3.02%	2/22/2021	56		55,724
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	80		80,607
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	3		3,004
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	15		14,967
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	6		6,300

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	$21	$20,939
CarMax Auto Owner Trust 2017-3 A4	2.22%	11/15/2022	33	33,079
CarMax Auto Owner Trust 2017-4 A3	2.11%	10/17/2022	105	105,022
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	226	226,529
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	43	43,108
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	34	34,001
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	79	78,796
Chesapeake Funding II LLC 2017-4A A1†	2.12%	11/15/2029	111	110,566
CPS Auto Receivables Trust 2018-B A†	2.72%	9/15/2021	3	3,256
CPS Auto Receivables Trust 2018-B B†	3.23%	7/15/2022	100	100,314
CPS Auto Receivables Trust 2018-B C†	3.58%	3/15/2023	100	101,092
CPS Auto Receivables Trust 2019-A C†	3.89%	12/16/2024	100	102,348
CPS Auto Receivables Trust 2019-C†	2.84%	6/16/2025	100	100,481
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	100	100,619
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	100	99,724
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	100	99,547
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	12	12,447
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	28	28,619
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	26	25,878
Drive Auto Receivables Trust 2017-2 C	2.75%	9/15/2023	3	3,184
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	180	181,387
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	109	109,252
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	19	18,668
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	118	119,018
Drive Auto Receivables Trust 2018-4 B	3.36%	10/17/2022	37	37,235
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	113	114,069
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	34	34,953
Drive Auto Receivables Trust 2018-5 C	3.99%	1/15/2025	84	85,605
Drive Auto Receivables Trust 2019-2 B	3.17%	11/15/2023	39	39,401
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	76	77,280
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	44	45,055
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	113	112,959
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	107	107,125
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	90	89,386
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	45	45,261
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	75	74,800
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	171	171,508
Fifth Third Auto Trust 2019-1 A3	2.64%	12/15/2023	153	154,561

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	$50		$50,637
First Investors Auto Owner Trust 2018-1A B†	3.51%	5/15/2023	100		101,059
First Investors Auto Owner Trust 2018-2A C†	4.03%	1/15/2025	16		16,479
First Investors Auto Owner Trust 2018-2A D†	4.28%	1/15/2025	10		10,336
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	2		2,245
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	30		30,029
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	13		12,698
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	138		138,282
Flagship Credit Auto Trust 2019-1 A†	3.11%	8/15/2023	64		64,543
Ford Credit Auto Owner Trust 2015-1 A†	2.12%	7/15/2026	394		393,980
Ford Credit Auto Owner Trust 2016-2 A†	2.03%	12/15/2027	300		300,092
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	100		100,658
Ford Credit Auto Owner Trust 2018-2 A†	3.47%	1/15/2030	200		208,963
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	151		150,908
Ford Credit Auto Owner Trust 2019-REV1 A†	3.52%	7/15/2030	100		105,017
GM Financial Automobile Leasing Trust 2017 2 B	2.43%	6/21/2021	18		18,007
GM Financial Automobile Leasing Trust 2019-2 A2A	2.67%	6/21/2021	137		137,245
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	81		81,621
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	26		26,776
Hyundai Auto Receivables Trust 2016-B C	2.19%	11/15/2022	72		72,155
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	81		81,101
Nissan Auto Receivables Owner Trust 2016-B A3	1.32%	1/15/2021	—	(a)	467
Prestige Auto Receivables Trust 2019-1A D†	3.01%	8/15/2025	18		18,133
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	12		11,839
Santander Drive Auto Receivables Trust 2016-1 D	4.02%	4/15/2022	264		265,650
Santander Drive Auto Receivables Trust 2017-1 D	3.17%	4/17/2023	14		14,121
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	88		88,995
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	20		20,064
Santander Drive Auto Receivables Trust 2018-3 A3	3.03%	2/15/2022	—	(a)	785
Santander Drive Auto Receivables Trust 2018-3 B	3.29%	10/17/2022	98		98,186
Santander Drive Auto Receivables Trust 2018-4 C	3.56%	7/15/2024	54		54,735
Santander Drive Auto Receivables Trust 2018-5 B	3.52%	12/15/2022	84		84,458
Santander Drive Auto Receivables Trust 2018-5 C	3.81%	12/16/2024	78		79,177
Santander Drive Auto Receivables Trust 2019-3 C	2.49%	10/15/2025	121		121,502
Santander Retail Auto Lease Trust 2019-B D†	3.31%	6/20/2024	75		75,229
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%	9/15/2021	2		2,484
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%	12/15/2021	4		4,002
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%	2/15/2022	26		26,421

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	$33	$32,982
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%		6/15/2022	14	13,665
Westlake Automobile Receivables Trust 2018-3A A2A†	2.98%		1/18/2022	63	63,568
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%		2/15/2023	199	199,559
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	86	87,070
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	97	97,135
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	94	94,057
World Omni Auto Receivables Trust 2018-D A4	3.44%		12/16/2024	39	40,510
World Omni Automobile Lease Securitization Trust 2017-A B	2.48%		8/15/2022	7	7,000
World Omni Select Auto Trust 2018-1A B†	3.68%		7/15/2023	17	17,238
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	60	61,521
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	24	23,822
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	53	52,580
Total					7,712,021

Credit Cards 4.61%
American Express Credit Account Master Trust 2017-3 A	1.77%		11/15/2022	100	99,966
American Express Credit Account Master Trust 2017-6 A	2.04%		5/15/2023	167	167,264
American Express Credit Account Master Trust 2019-1 A	2.87%		10/15/2024	100	102,262
BA Credit Card Trust 2017-A2	1.84%		1/17/2023	140	139,994
Barclays Dryrock Issuance Trust 2017-1 A	2.07% (1 Mo. LIBOR + .33%	)#	3/15/2023	320	320,217
Barclays Dryrock Issuance Trust 2017-2 A	2.04% (1 Mo. LIBOR + .30%	)#	5/15/2023	221	221,201
Barclays Dryrock Issuance Trust 2018-1 A	2.07% (1 Mo. LIBOR + .33%	)#	7/15/2024	100	100,158
Capital One Multi-Asset Execution Trust 2015-A3	2.14% (1 Mo. LIBOR + .40%	)#	3/15/2023	50	50,059
Capital One Multi-Asset Execution Trust 2017-A1	2.00%		1/17/2023	114	114,016
Capital One Multi-Asset Execution Trust 2017-A4	1.99%		7/17/2023	235	235,261
Capital One Multi-Asset Execution Trust 2019-A1	2.84%		12/15/2024	163	166,325
Citibank Credit Card Issuance Trust 2014-A1	2.88%		1/23/2023	135	136,395
Citibank Credit Card Issuance Trust 2017-A3	1.92%		4/7/2022	200	199,994

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Citibank Credit Card Issuance Trust 2017-A8	1.86%		8/8/2022	$178	$178,000
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	145	145,021
Discover Card Execution Note Trust 2015-A4	2.19%		4/17/2023	100	100,400
Discover Card Execution Note Trust 2017-A6	1.88%		2/15/2023	161	161,214
Discover Card Execution Note Trust 2019-A3 A	1.89%		10/15/2024	125	124,862
First National Master Note Trust 2017-2 A	2.18% (1 Mo. LIBOR + .44%	)#	10/16/2023	172	172,241
Golden Credit Card Trust 2018-1A A†	2.62%		1/15/2023	168	169,179
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	100	100,989
Master Credit Card Trust II Series 2018-1A A†	2.275% (1 Mo. LIBOR + .49%	)#	7/21/2024	100	100,048
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	24	24,019
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	179	179,754
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	100	100,443
Synchrony Credit Card Master Note Trust 2017-1 A	1.93%		6/15/2023	99	98,986
Synchrony Credit Card Master Note Trust 2017-1 B	2.19%		6/15/2023	202	201,898
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	100	101,064
World Financial Network Credit Card Master Trust 2015-B A	2.55%		6/17/2024	49	49,156
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	134	133,888
World Financial Network Credit Card Master Trust 2017-A	2.12%		3/15/2024	150	149,986
World Financial Network Credit Card Master Trust 2017-C A	2.31%		8/15/2024	56	56,116
World Financial Network Credit Card Master Trust 2018-C A	3.55%		8/15/2025	173	177,339
World Financial Network Credit Card Master Trust 2018-C M	3.95%		8/15/2025	36	36,925
Total					4,614,640

Other 11.33%
ACAM Ltd. 2019-FL1 A†	3.20% (1 Mo. LIBOR + 1.40%	)#	11/17/2034	168	168,303	(b)
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	4	3,648
Ammc Clo Ltd. 2016-19A BR†	3.801% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	250	250,315
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	88	88,964
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	100	100,498

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Other (continued)
Arbor Realty Collateralized Loan Obligation Ltd. 2017-FL3 A†	2.73% (1 Mo. LIBOR + .99%	)#	12/15/2027		$100	$99,977
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	2.89% (1 Mo. LIBOR + 1.15%	)#	6/15/2028		100	100,017
Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL1 A†	2.89% (1 Mo. LIBOR + 1.15%	)#	5/15/2037		136	136,068
Ares XLI Clo Ltd. 2016-41A AR†	3.201% (3 Mo. LIBOR + 1.20%	)#	1/15/2029		250	249,987
Ascentium Equipment Receivables 2019-1A A2†	2.84%		6/10/2022		122	122,645
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021		9	8,832
Avery Point V CLO Ltd. 2014-5A AR†	2.982% (3 Mo. LIBOR + .98%	)#	7/17/2026		152	151,870
BDS Ltd. 2019-FL3 A†	3.137% (1 Mo. LIBOR + 1.40%	)#	12/15/2035		100	100,110
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	3.216% (3 Mo. LIBOR + 1.25%	)#	1/20/2029		250	250,331
BlueMountain CLO Ltd. 2012-2A AR2†	2.949% (3 Mo. LIBOR + 1.05%	)#	11/20/2028		250	249,741
BSPRT Issuer, Ltd. 2019 FL5 A†	2.915% (1 Mo. LIBOR + 1.15	)#	5/15/2029		100	100,045
Colony American Finance Ltd. 2018-1 A†	3.804%		6/15/2051		90	93,075
Conn’s Receivables Funding LLC 2018-A†	3.25%		1/15/2023		17	17,462
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024		112	112,414
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		18	17,894
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031		64	65,148
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		52	52,924
DLL LLC 2018-1 A3†	3.10%		4/18/2022		177	177,762
DLL LLC 2018-1 A4†	3.27%		4/17/2026		109	111,300
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021		71	70,580
DLL Securitization Trust 2017-A A4†	2.43%		11/17/2025		100	100,385
Dryden XXV Senior Loan Fund 2012-25A BRR†	3.336% (3 Mo. LIBOR + 1.35%	)#	10/15/2027		290	287,541
Elm CLO Ltd. 2014-1A BRR†	3.752% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		200	200,062
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022		10	10,475
Fairstone Financial Issuance Trust I 2019-1A A†(c)	3.948%		3/21/2033	CAD	150	116,078
Ford Credit Floorplan Master Owner Trust 2015-2 A1	1.98%		1/15/2022		$23	22,998
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022		100	100,119
Ford Credit Floorplan Master Owner Trust 2019-1 A	2.84%		3/15/2024		239	242,519

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026	$314	$324,442
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025	57	57,270
Grand Avenue CRE 2019-FL1 A†	2.86% (1 Mo. LIBOR + 1.12%	)#	6/15/2037	216	216,065
Grand Avenue CRE 2019-FL1 AS†	3.24% (1 Mo. LIBOR + 1.50%	)#	6/15/2037	100	100,031
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	3.315% (1 Mo. LIBOR + 1.55%	)#	9/15/2028	124	123,694
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	3.915% (1 Mo. LIBOR + 2.15%	)#	9/15/2028	38	37,885
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	3.02% (3 Mo. LIBOR + 1.08%	)#	7/25/2027	218	218,198
HPS Loan Management 10-2016 Ltd. A2R†	3.716% (3 Mo. LIBOR +1.75%	)#	1/20/2028	250	250,312
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024	180	182,197
JFIN CLO Ltd. 2013-1A A1NR†	Zero Coupon	(d)	1/20/2030	129	129,149	(b)
KREF Ltd. 2018-FL1 A†	2.837% (1 Mo. LIBOR + 1.10%	)#	6/15/2036	100	100,210
LCM XXIV Ltd. 24A A†	3.276% (3 Mo. LIBOR + 1.31%	)#	3/20/2030	250	250,876
LMREC, Inc. 2015-CRE1 AR†	2.76% (1 Mo. LIBOR + .98%	)#	2/22/2032	23	22,589
LMREC, Inc. 2015-CRE1 BR†	4.03% (1 Mo. LIBOR + 2.25	)#	2/22/2032	100	99,986
LMREC, Inc. 2019-CRE3 A†	3.18% (1 Mo. LIBOR + 1.40%	)#	12/22/2035	183	183,449
LoanCore Issuer Ltd. 2019-CRE2 A†	2.87% (1 Mo. LIBOR + 1.13%	)#	5/15/2036	201	201,030
M360 LLC 2019-CRE2 A†	3.14% (1 Mo. LIBOR + 1.40%	)#	9/15/2034	155	155,276
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	147	148,922
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.203% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	104	103,690
Mountain View CLO XIV Ltd. 2019-1A A1†	3.441% (3 Mo. LIBOR + 1.44%	)#	4/15/2029	250	250,511
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	45	44,697
NextGear Floorplan Master Owner Trust 2017-1A A2†	2.54%		4/18/2022	100	100,084
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023	374	383,847
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023	100	102,318
Nissan Master Owner Trust Receivables 2017-B A	2.17% (1 Mo. LIBOR + .43%	)#	4/18/2022	78	78,041
Northwoods Capital Ltd. 2019-20A A1†	3.221% (1 Mo. LIBOR + 1.32%	)#	1/25/2030	250	250,167
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100	102,679
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	151	152,635

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031	$100	$102,349
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	41	41,067
Orec Ltd. 2018-CRE1 A†	2.92% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	136	136,175
OZLM Funding III Ltd. 2013-3A A1RR†	3.05% (3 Mo. LIBOR + 1.18%	)#	1/22/2029	250	249,913
OZLM VIII Ltd. 2014-8A A1RR†	3.172% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	250	249,097
Palmer Square Loan Funding Ltd. 2018-5A A1†	2.816% (3 Mo. LIBOR + .85%	)#	1/20/2027	201	200,504
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	122	122,960
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	99	102,924
Ready Capital Mortgage Financing LLC 2018-FL2 A†	2.642% (1 Mo. LIBOR + .85%	)#	6/25/2035	29	28,984
Salem Fields CLO Ltd. 2016-2A A1R†	3.09% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	250	248,746
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	46	45,716
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	88	89,548
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	65	65,136
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	121	121,857
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	111	110,729
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	177	176,839
SLC Student Loan Trust 2008-1 A4A	3.494% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	53	53,972
SoFi Professional Loan Program LLC 2017-E A2A†	1.86%		11/26/2040	28	28,248
SoFi Professional Loan Program LLC 2017-F A1FX†	2.05%		1/25/2041	17	16,936
TICP CLO VI Ltd. 2016 6A AR†	3.201% (3 Mo. LIBOR + 1.12%	)#	1/15/2029	250	250,166
Towd Point Asset Trust 2018-SL1 A†	2.308% (1 Mo. LIBOR + .60%	)#	1/25/2046	94	92,924
Towd Point Mortgage Trust 2019-HY2 A1†	2.792% (1 Mo. LIBOR + 1.00%	)#	5/25/2058	161	162,131
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	2.867% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	138	137,986
Wells Fargo Dealer Floorplan Master Note Trust 2015-2 A	2.415% (1 Mo. LIBOR + .65%	)#	1/20/2022	5	5,001
West CLO Ltd. 2014-2A A1AR†	2.871% (3 Mo. LIBOR + .87%	)#	1/16/2027	152	151,720
Total					11,341,965
Total Asset-Backed Securities (cost $23,554,305)					23,668,626

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2019

	Interest		Maturity	Shares		Fair
Investments	Rate		Date	(000)		Value
COMMON STOCK 0.00%

Oil
Templar Energy LLC Class A Units (cost $728)				-	(e)	$6	(b)
				Principal Amount (000)

CORPORATE BONDS 40.04%

Aerospace/Defense 0.26%
Arconic, Inc.	5.40%		4/15/2021	$22		22,688
Arconic, Inc.	5.125%		10/1/2024	51		55,626
Bombardier, Inc. (Canada)†(f)	6.125%		1/15/2023	111		114,062
Bombardier, Inc. (Canada)†(f)	8.75%		12/1/2021	42		46,111
Embraer Overseas Ltd.†	5.696%		9/16/2023	18		19,808
Total						258,295

Air Transportation 0.21%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(f)	3.875%		9/15/2024	14		14,156
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(f)	5.00%		6/15/2025	7		7,709
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%		1/15/2022	78		79,665
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	55		56,868
Continental Airlines Pass-Through Trust 2012-1 Class B	6.25%		10/11/2021	2		1,720
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		10/11/2023	9		9,139
US Airways 2012-2 Class B Pass-Through Trust	6.75%		12/3/2022	9		9,919
US Airways 2013-1 Class B Pass-Through Trust	5.375%		5/15/2023	32		32,914
Total						212,090

Auto Parts: Original Equipment 0.54%
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021	200		203,445
Titan International, Inc.	6.50%		11/30/2023	24		20,590
ZF North America Capital, Inc.†	4.75%		4/29/2025	300		315,603
Total						539,638

Automotive 1.85%
Ford Motor Credit Co. LLC	2.865% (3 Mo. LIBOR + .93%	)#	9/24/2020	57		57,088
Ford Motor Credit Co. LLC	2.979%		8/3/2022	300		300,415

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Automotive (continued)
General Motors Financial Co., Inc.	3.15%		6/30/2022	$79	$80,512
General Motors Financial Co., Inc.	3.70%		5/9/2023	139	143,333
General Motors Financial Co., Inc.	3.95%		4/13/2024	47	49,137
General Motors Financial Co., Inc.	4.20%		3/1/2021	85	86,847
General Motors Financial Co., Inc.	4.25%		5/15/2023	23	24,236
General Motors Financial Co., Inc.	5.10%		1/17/2024	132	143,316
Harley-Davidson Financial Services, Inc.†	2.847% (3 Mo. LIBOR + .94%	)#	3/2/2021	175	176,060
Hyundai Capital America†	3.25%		9/20/2022	31	31,593
Nissan Motor Acceptance Corp.†	2.651% (3 Mo. LIBOR + .69%	)#	9/28/2022	50	49,910
Volkswagen Group of America Finance LLC†	2.841% (3 Mo. LIBOR + .94%	)#	11/12/2021	700	706,307
Total					1,848,754

Banks: Regional 4.57%
ABN AMRO Bank NV (Netherlands)†(f)	6.25%		4/27/2022	400	432,281
AIB Group plc (Ireland)†(f)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	200	211,806
Associated Bank NA	3.50%		8/13/2021	47	47,867
Banco de Credito del Peru (Peru)†(f)	2.70%		1/11/2025	31	30,884
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	77	77,495
Bank of America Corp.	4.00%		1/22/2025	84	89,613
Barclays Bank plc (United Kingdom)†(f)	10.179%		6/12/2021	160	177,858
BBVA Bancomer SA†	6.75%		9/30/2022	150	163,581
CIT Group, Inc.	4.125%		3/9/2021	28	28,579
CIT Group, Inc.	4.75%		2/16/2024	49	52,369
CIT Group, Inc.	5.00%		8/15/2022	5	5,312
Citigroup, Inc.	2.626% (3 Mo. LIBOR + .69%	)#	10/27/2022	178	179,457
Citigroup, Inc.	2.876% (3 Mo. LIBOR + .95%	)#	7/24/2023	286	291,092
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	73	75,969
Danske Bank A/S (Denmark)†(f)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022	200	201,593
Danske Bank A/S (Denmark)†(f)	5.00%		1/12/2022	200	209,987
Danske Bank A/S (Denmark)†(f)	5.375%		1/12/2024	200	219,608
Goldman Sachs Group, Inc. (The)	2.707% (3 Mo. LIBOR + .78%	)#	10/31/2022	52	52,370
Goldman Sachs Group, Inc. (The)	2.908% (3 Mo. LIBOR + 1.05%	)#	6/5/2023	67	68,111
Goldman Sachs Group, Inc. (The)	3.046% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	72	72,736

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Goldman Sachs Group, Inc. (The)	5.25%		7/27/2021	$103	$108,098
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	24	25,762
JPMorgan Chase & Co.	3.166% (3 Mo. LIBOR + 1.23%	)#	10/24/2023	225	228,964
Lloyds Bank plc (United Kingdom)†(f)	6.50%		9/14/2020	100	102,761
Macquarie Bank Ltd. (Australia)†(f)	6.625%		4/7/2021	95	100,038
Macquarie Group Ltd. (Australia)†(f)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	12	12,283
Macquarie Group Ltd. (Australia)†(f)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	75	78,812
Morgan Stanley	2.72% (SOFR + 1.15%	)#	7/22/2025	48	48,612
Morgan Stanley	3.146% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	59	59,547
Morgan Stanley	4.875%		11/1/2022	61	65,371
Nordea Bank Abp (Finland)†(f)	4.875%		5/13/2021	200	207,382
Popular, Inc.	6.125%		9/14/2023	23	24,821
Royal Bank of Scotland Group plc (United Kingdom)(f)	6.125%		12/15/2022	22	24,082
Synovus Financial Corp.	3.125%		11/1/2022	44	44,553
Toronto-Dominion Bank (The) (Canada)(f)	2.437% (3 Mo. LIBOR + .53%	)#	12/1/2022	76	76,452
UBS AG	7.625%		8/17/2022	250	281,926
Wells Fargo & Co.	2.406% (3 Mo. LIBOR + .83%	)#	10/30/2025	115	115,078
Wells Fargo & Co.	2.961% (3 Mo. LIBOR + 1.03%	)#	7/26/2021	225	227,676
Wells Fargo & Co.	3.75%		1/24/2024	49	51,785
Total					4,572,571

Beverages 0.47%
Constellation Brands, Inc.	2.61% (3 Mo. LIBOR + .70%	)#	11/15/2021	425	425,076
Keurig Dr Pepper, Inc.	3.20%		11/15/2021	46	46,737
Total					471,813

Building Materials 0.86%
Boral Finance Pty Ltd. (Australia)†(f)	3.00%		11/1/2022	22	22,087
CPG Merger Sub LLC†	8.00%		10/1/2021	38	38,205
Griffon Corp.	5.25%		3/1/2022	61	61,381
Martin Marietta Materials, Inc.	2.549% (3 Mo. LIBOR + .65%	)#	5/22/2020	145	145,179
Owens Corning	4.20%		12/1/2024	77	81,234
Vulcan Materials Co.	2.494% (3 Mo. LIBOR + .60%	)#	6/15/2020	110	110,121
Vulcan Materials Co.	2.557% (3 Mo. LIBOR + .65%	)#	3/1/2021	400	400,860
Total					859,067

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Business Services 0.54%
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	$15	$15,606
Equifax, Inc.	2.78% (3 Mo. LIBOR + .87%	)#	8/15/2021	450	451,753
IHS Markit Ltd. (United Kingdom)(f)	3.625%		5/1/2024	22	22,887
Laureate Education, Inc.†	8.25%		5/1/2025	15	16,181
Refinitiv US Holdings, Inc.†	8.25%		11/15/2026	30	33,843
Total					540,270

Chemicals 0.78%
Blue Cube Spinco LLC	9.75%		10/15/2023	10	10,778
Celanese US Holdings LLC	4.625%		11/15/2022	160	169,497
Celanese US Holdings LLC	5.875%		6/15/2021	86	90,287
NOVA Chemicals Corp. (Canada)†(f)	5.25%		8/1/2023	36	36,856
Nutrien Ltd. (Canada)(f)	3.375%		3/15/2025	65	67,336
Syngenta Finance NV (Netherlands)†(f)	3.698%		4/24/2020	200	200,641
Syngenta Finance NV (Netherlands)†(f)	3.933%		4/23/2021	200	203,417
Total					778,812

Computer Hardware 0.91%
Dell International LLC/EMC Corp.†	4.00%		7/15/2024	23	24,092
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	390	423,019
Dell International LLC/EMC Corp.†	5.875%		6/15/2021	20	20,338
Hewlett Packard Enterprise Co.	2.567% (3 Mo. LIBOR + .68%	)#	3/12/2021	96	96,374
Hewlett Packard Enterprise Co.	2.763% (3 Mo. LIBOR + .72%	)#	10/5/2021	350	350,048
Total					913,871

Computer Software 0.57%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho†	10.00%		11/30/2024	125	135,417
Infor US, Inc.	6.50%		5/15/2022	18	18,302
RP Crown Parent LLC†	7.375%		10/15/2024	29	30,208
Solera LLC/Solera Finance, Inc.†	10.50%		3/1/2024	135	143,525
Sophia LP/Sophia Finance, Inc.†	9.00%		9/30/2023	108	111,285
TIBCO Software, Inc.†	11.375%		12/1/2021	130	134,800
Total					573,537

Construction/Homebuilding 0.33%
D.R. Horton, Inc.	2.50%		10/15/2024	38	38,035
D.R. Horton, Inc.	4.75%		2/15/2023	7	7,469
D.R. Horton, Inc.	5.75%		8/15/2023	35	38,687

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Construction/Homebuilding (continued)
M/I Homes, Inc.	6.75%		1/15/2021	$103	$103,427
William Lyon Homes, Inc.	7.00%		8/15/2022	7	7,022
Williams Scotsman International, Inc.†	7.875%		12/15/2022	125	130,664
Total					325,304

Containers 0.18%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%		10/15/2020	177	177,790

Drugs 1.85%
AbbVie, Inc.†	2.60%		11/21/2024	145	145,994
AstraZeneca plc (United Kingdom)(f)	2.511% (3 Mo. LIBOR + .62%	)#	6/10/2022	175	175,560
Bayer US Finance II LLC†	2.75%		7/15/2021	32	32,192
Bayer US Finance II LLC†	2.904% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	225	226,488
Bayer US Finance II LLC†	3.875%		12/15/2023	250	262,410
Becton Dickinson & Co.	2.836% (3 Mo. LIBOR + .88%	)#	12/29/2020	39	39,020
Becton Dickinson and Co.	2.917% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	96	96,738
Cardinal Health, Inc.	2.664% (3 Mo. LIBOR + .77%	)#	6/15/2022	95	95,443
Cardinal Health, Inc.	3.079%		6/15/2024	135	138,887
Cardinal Health, Inc.	3.50%		11/15/2024	129	134,741
Cigna Corp.	2.25% (3 Mo. LIBOR + .35%	)#	3/17/2020	8	8,003
Cigna Corp.	2.55% (3 Mo. LIBOR + .65%	)#	9/17/2021	175	175,011
Cigna Corp.	2.891% (3 Mo. LIBOR + .89%	)#	7/15/2023	50	50,300
Elanco Animal Health, Inc.	3.912%		8/27/2021	19	19,492
Elanco Animal Health, Inc.	4.272%		8/28/2023	22	23,236
Express Scripts Holding Co.	2.664% (3 Mo. LIBOR + .75%	)#	11/30/2020	225	225,037
Total					1,848,552

Electric: Power 3.03%
AES Corp. (The)	4.875%		5/15/2023	29	29,495
Ausgrid Finance Pty Ltd. (Australia)†(f)	3.85%		5/1/2023	225	234,333
CenterPoint Energy, Inc.	2.50%		9/1/2024	49	49,080
Comision Federal de Electricidad (Mexico)†(f)	4.875%		1/15/2024	200	215,585
Dominion Energy, Inc.	3.071%		8/15/2024	185	190,616
Dominion Energy, Inc.	4.104%		4/1/2021	78	79,943
DTE Energy Co.	2.529%		10/1/2024	143	143,721
Duquesne Light Holdings, Inc.†	5.90%		12/1/2021	19	20,195
Duquesne Light Holdings, Inc.†	6.40%		9/15/2020	199	204,787
Enel Finance International NV (Netherlands)†(f)	2.875%		5/25/2022	200	202,555

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Evergy, Inc.	2.45%		9/15/2024	$31	$31,191
Florida Power & Light Co.	2.308% (3 Mo. LIBOR + .40%	)#	5/6/2022	73	73,003
Jersey Central Power & Light Co.†	4.70%		4/1/2024	86	93,766
NextEra Energy Capital Holdings, Inc.	2.63% (3 Mo. LIBOR + .72%	)#	2/25/2022	475	479,122
NRG Energy, Inc.†	3.75%		6/15/2024	72	74,449
Origin Energy Finance Ltd. (Australia)†(f)	5.45%		10/14/2021	110	115,689
PNM Resources, Inc.	3.25%		3/9/2021	28	28,329
PPL Capital Funding, Inc.	3.50%		12/1/2022	29	30,004
PPL Capital Funding, Inc.	3.95%		3/15/2024	15	15,795
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(f)	5.375%		5/1/2021	86	88,537
San Diego Gas & Electric Co.	1.914%		2/1/2022	11	10,676
SCANA Corp.	4.125%		2/1/2022	33	33,911
SCANA Corp.	4.75%		5/15/2021	53	54,191
SCANA Corp.	6.25%		4/1/2020	62	62,474
Sempra Energy	2.501% (3 Mo. LIBOR + .50%	)#	1/15/2021	37	37,007
Southern Power Co.†	2.458% (3 Mo. LIBOR + .55%	)#	12/20/2020	200	200,052
TransAlta Corp. (Canada)(f)	4.50%		11/15/2022	32	33,200
Vistra Operations Co. LLC†	3.55%		7/15/2024	203	205,678
Total					3,037,384

Electrical Equipment 0.84%
Broadcom Corp./Broadcom Cayman Finance Ltd.	2.65%		1/15/2023	20	20,115
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00%		1/15/2022	70	71,030
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.625%		1/15/2024	61	63,213
Broadcom, Inc.†	3.125%		10/15/2022	115	117,138
Broadcom, Inc.†	3.625%		10/15/2024	300	311,996
NXP BV/NXP Funding LLC (Netherlands)†(f)	3.875%		9/1/2022	225	233,476
NXP BV/NXP Funding LLC (Netherlands)†(f)	4.875%		3/1/2024	20	21,817
Total					838,785

Electronics 0.07%
Trimble, Inc.	4.15%		6/15/2023	53	55,859
Trimble, Inc.	4.75%		12/1/2024	16	17,280
Total					73,139

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Entertainment 0.09%
Eldorado Resorts, Inc.	7.00%	8/1/2023	$11	$11,513
Enterprise Development Authority (The)†	12.00%	7/15/2024	38	43,621
Scientific Games International, Inc.	6.625%	5/15/2021	36	36,599
Total				91,733

Financial Services 2.76%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(f)	5.00%	10/1/2021	150	157,277
Air Lease Corp.	4.25%	2/1/2024	33	35,399
Aircastle Ltd.	4.40%	9/25/2023	184	194,535
Aircastle Ltd.	5.00%	4/1/2023	98	104,815
Aircastle Ltd.	5.50%	2/15/2022	133	141,477
Aircastle Ltd.	7.625%	4/15/2020	71	72,054
Ally Financial, Inc.	3.875%	5/21/2024	29	30,438
Avolon Holdings Funding Ltd. (Ireland)†(f)	5.125%	10/1/2023	68	73,494
Avolon Holdings Funding Ltd. (Ireland)†(f)	5.25%	5/15/2024	152	166,363
Discover Financial Services	5.20%	4/27/2022	144	153,525
E*TRADE Financial Corp.	2.95%	8/24/2022	36	36,669
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	47	49,160
International Lease Finance Corp.	8.25%	12/15/2020	303	320,376
International Lease Finance Corp.	8.625%	1/15/2022	83	93,384
Invesco Finance plc (United Kingdom)(f)	3.125%	11/30/2022	30	30,846
Jefferies Financial Group, Inc.	5.50%	10/18/2023	206	223,992
Jefferies Group LLC	6.875%	4/15/2021	32	33,859
Muthoot Finance Ltd. (India)†(f)	6.125%	10/31/2022	200	207,989
Nationstar Mortgage Holdings, Inc.†	8.125%	7/15/2023	112	118,788
Navient Corp.	5.00%	10/26/2020	112	113,775
Navient Corp.	5.875%	3/25/2021	32	33,128
Navient Corp.	6.625%	7/26/2021	89	94,318
Park Aerospace Holdings Ltd. (Ireland)†(f)	3.625%	3/15/2021	22	22,326
Park Aerospace Holdings Ltd. (Ireland)†(f)	4.50%	3/15/2023	145	152,238
Park Aerospace Holdings Ltd. (Ireland)†(f)	5.25%	8/15/2022	16	17,091
Park Aerospace Holdings Ltd. (Ireland)†(f)	5.50%	2/15/2024	77	84,635
Total				2,761,951

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Food 0.56%
General Mills, Inc.	3.012% (3 Mo. LIBOR + 1.01%	)#	10/17/2023	$31	$31,492
Ingles Markets, Inc.	5.75%		6/15/2023	36	36,765
JBS USA LUX SA/JBS USA Finance, Inc.†	5.875%		7/15/2024	34	35,028
Kraft Heinz Foods Co.	2.471% (3 Mo. LIBOR + .57%	)#	2/10/2021	450	450,743
Smithfield Foods, Inc.†	3.35%		2/1/2022	10	10,030
Total					564,058

Health Care Products 0.16%
Kinetic Concepts, Inc./KCI USA, Inc.†	12.50%		11/1/2021	6	6,190
Zimmer Biomet Holdings, Inc.	2.653% (3 Mo. LIBOR + .75%	)#	3/19/2021	155	155,016
Total					161,206

Health Care Services 1.15%
Acadia Healthcare Co., Inc.	5.125%		7/1/2022	127	128,310
Acadia Healthcare Co., Inc.	5.625%		2/15/2023	8	8,147
Acadia Healthcare Co., Inc.	6.125%		3/15/2021	168	168,420
CommonSpirit Health	2.76%		10/1/2024	51	51,481
Eagle Holding Co. II LLC PIK 8.375%†	7.625%		5/15/2022	24	24,438
Fresenius Medical Care US Finance II, Inc.†	4.125%		10/15/2020	7	7,070
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	24	25,936
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	194	207,578
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	45	46,682
HCA, Inc.	5.00%		3/15/2024	89	97,307
Select Medical Corp.†	6.25%		8/15/2026	36	39,037
Universal Health Services, Inc.†	4.75%		8/1/2022	342	346,273
Total					1,150,679

Household Equipment/Products 0.60%
Newell Brands, Inc.	3.85%		4/1/2023	333	346,049
Newell Brands, Inc.	4.70%		8/15/2020	8	8,119
Reckitt Benckiser Treasury Services plc (United Kingdom)†(f)	2.495% (3 Mo. LIBOR + .56%	)#	6/24/2022	250	250,644
Total					604,812

Insurance 0.12%
Assurant, Inc.	4.20%		9/27/2023	45	46,976
AXA Equitable Holdings, Inc.	3.90%		4/20/2023	23	24,102
CNO Financial Group, Inc.	5.25%		5/30/2025	24	26,650
MGIC Investment Corp.	5.75%		8/15/2023	19	21,051
Total					118,779

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Leasing 0.33%
Aviation Capital Group LLC†	2.875%		1/20/2022	$16	$16,114
Aviation Capital Group LLC†	3.875%		5/1/2023	92	95,060
DAE Funding LLC (United Arab Emirates)†(f)	4.00%		8/1/2020	18	18,165
GATX Corp.	4.35%		2/15/2024	36	38,492
Penske Truck Leasing Co., LP/PTL Finance Corp.†	2.70%		11/1/2024	57	57,419
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%		7/1/2024	93	96,596
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%		2/1/2024	9	9,454
Total					331,300

Leisure 0.35%
LTF Merger Sub, Inc.†	8.50%		6/15/2023	164	167,758
Royal Caribbean Cruises Ltd.	5.25%		11/15/2022	120	129,944
Silversea Cruise Finance Ltd.†	7.25%		2/1/2025	52	55,142
Total					352,844

Lodging 0.25%
Las Vegas Sands Corp.	2.90%		6/25/2025	53	53,665
Las Vegas Sands Corp.	3.20%		8/8/2024	174	179,621
Wyndham Destinations, Inc.	5.625%		3/1/2021	20	20,708
Total					253,994

Machinery: Agricultural 0.63%
Altria Group, Inc.	4.00%		1/31/2024	21	22,278
BAT Capital Corp.	2.789%		9/6/2024	54	54,453
BAT Capital Corp.	3.222%		8/15/2024	206	210,667
Imperial Brands Finance plc (United Kingdom)†(f)	3.125%		7/26/2024	200	202,141
Reynolds American, Inc.	4.85%		9/15/2023	46	49,871
Viterra, Inc. (Canada)†(f)	5.95%		8/1/2020	92	93,930
Total					633,340

Machinery: Industrial/Specialty 0.93%
CNH Industrial Capital LLC	4.20%		1/15/2024	83	87,927
CNH Industrial Capital LLC	4.375%		11/6/2020	14	14,245
CNH Industrial Capital LLC	4.375%		4/5/2022	79	82,693
CNH Industrial Capital LLC	4.875%		4/1/2021	60	62,124
CNH Industrial NV (United Kingdom)(f)	4.50%		8/15/2023	150	160,564
Flowserve Corp.	4.00%		11/15/2023	191	197,219
Nvent Finance Sarl (Luxembourg)(f)	3.95%		4/15/2023	169	171,654
Welbilt, Inc.	9.50%		2/15/2024	29	30,825
Westinghouse Air Brake Technologies Corp.	3.194% (3 Mo. LIBOR + 1.30%	)#	9/15/2021	22	22,003
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024	92	97,734
Total					926,988

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Machinery: Oil Well Equipment & Services 0.48%
Caterpillar Financial Services Corp.	2.42% (3 Mo. LIBOR + .51%	)#	5/15/2023		$475	$476,478

Manufacturing 0.22%
General Electric Co.	3.10%		1/9/2023		18	18,391
General Electric Co.	3.375%		3/11/2024		9	9,323
General Electric Co.	3.45%		5/15/2024		60	62,289
General Electric Co.	4.65%		10/17/2021		127	132,408
Total						222,411

Media 0.35%
Charter Communications Operating LLC/Charter Communications Operating Capital	3.559% (3 Mo. LIBOR + 1.65%	)#	2/1/2024		41	42,202
Cox Communications, Inc.†	2.95%		6/30/2023		69	70,300
Cox Communications, Inc.†	3.15%		8/15/2024		15	15,421
Cox Communications, Inc.†	3.25%		12/15/2022		15	15,431
NBCUniversal Enterprise, Inc.†	5.25%		—	(g)	200	206,570
Total						349,924

Metal Fabricating 0.01%
Zekelman Industries, Inc.†	9.875%		6/15/2023		11	11,571

Metals & Minerals: Miscellaneous 1.19%
Anglo American Capital plc (United Kingdom)†(f)	3.625%		9/11/2024		200	207,438
Anglo American Capital plc (United Kingdom)†(f)	4.125%		9/27/2022		200	208,016
Century Aluminum Co.†	7.50%		6/1/2021		9	8,846
Freeport-McMoRan, Inc.	3.875%		3/15/2023		21	21,426
Freeport-McMoRan, Inc.	4.55%		11/14/2024		54	57,195
Glencore Finance Canada Ltd. (Canada)†(f)	4.25%		10/25/2022		142	148,725
Glencore Funding LLC†	3.00%		10/27/2022		11	11,093
Glencore Funding LLC†	4.125%		5/30/2023		211	220,017
Glencore Funding LLC†	4.125%		3/12/2024		57	59,692
Glencore Funding LLC†	4.625%		4/29/2024		28	29,761
Hecla Mining Co.	6.875%		5/1/2021		73	72,927
Joseph T Ryerson & Son, Inc.†	11.00%		5/15/2022		44	46,530
Kinross Gold Corp. (Canada)(f)	5.125%		9/1/2021		17	17,718
Kinross Gold Corp. (Canada)(f)	5.95%		3/15/2024		57	63,436
Novelis Corp.†	6.25%		8/15/2024		20	21,025
Total						1,193,845

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Natural Gas 0.34%
National Fuel Gas Co.	3.75%		3/1/2023	$25	$25,807
National Fuel Gas Co.	4.90%		12/1/2021	90	93,691
National Fuel Gas Co.	7.395%		3/30/2023	25	28,580
ONEOK, Inc.	7.50%		9/1/2023	62	72,366
Southern Star Central Corp.†	5.125%		7/15/2022	97	98,243
WGL Holdings, Inc.	2.437% (3 Mo. LIBOR + .55%	)#	3/12/2020	18	17,993
Total					336,680

Oil 4.49%
American Energy- Permian Basin LLC†	12.00%		10/1/2024	11	7,645
Antero Resources Corp.	5.125%		12/1/2022	132	118,045
BP Capital Markets America, Inc.	2.553% (3 Mo. LIBOR + .65%	)#	9/19/2022	225	226,203
Callon Petroleum Co.	6.125%		10/1/2024	100	102,144
Carrizo Oil & Gas, Inc.	6.25%		4/15/2023	146	148,532
Chaparral Energy, Inc.†	8.75%		7/15/2023	82	36,634
Cimarex Energy Co.	4.375%		6/1/2024	81	85,549
Concho Resources, Inc.	4.375%		1/15/2025	77	79,535
Continental Resources, Inc.	3.80%		6/1/2024	75	77,584
Continental Resources, Inc.	4.50%		4/15/2023	128	133,756
Continental Resources, Inc.	5.00%		9/15/2022	321	323,341
Diamondback Energy, Inc.	5.375%		5/31/2025	169	177,440
Energen Corp.	4.625%		9/1/2021	31	31,818
Eni SpA (Italy)†(f)	4.15%		10/1/2020	100	101,459
EQT Corp.	2.679% (3 Mo. LIBOR + .77%	)#	10/1/2020	196	195,484
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(f)	6.51%		3/7/2022	100	108,719
Gulfport Energy Corp.	6.625%		5/1/2023	33	27,895
Helmerich & Payne, Inc.	4.65%		3/15/2025	101	110,349
Hess Corp.	3.50%		7/15/2024	93	95,065
HighPoint Operating Corp.	7.00%		10/15/2022	65	61,933
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%		12/1/2024	110	106,687
Husky Energy, Inc. (Canada)(f)	4.00%		4/15/2024	60	63,339
Laredo Petroleum, Inc.	5.625%		1/15/2022	90	87,553
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%		8/1/2026	33	33,919
Marathon Petroleum Corp.	5.375%		10/1/2022	143	144,437
Matador Resources Co.	5.875%		9/15/2026	149	149,749
Montage Resources Corp.	8.875%		7/15/2023	31	28,675
Motiva Enterprises LLC†	5.75%		1/15/2020	94	94,096
Murphy Oil Corp.	6.875%		8/15/2024	17	17,970

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Oasis Petroleum, Inc.	6.875%		3/15/2022	$205	$197,825
Occidental Petroleum Corp.	2.70%		8/15/2022	18	18,190
Occidental Petroleum Corp.	2.90%		8/15/2024	85	86,404
Occidental Petroleum Corp.	3.36% (3 Mo. LIBOR + 1.45%	)#	8/15/2022	104	104,565
Occidental Petroleum Corp.	6.95%		7/1/2024	149	175,592
Parsley Energy LLC/Parsley Finance Corp.†	6.25%		6/1/2024	122	127,236
Petroleos Mexicanos(f)	4.25%		1/15/2025	20	20,388
Phillips 66	2.517% (3 Mo. LIBOR + .60%	)#	2/26/2021	97	97,006
QEP Resources, Inc.	6.875%		3/1/2021	106	110,017
Range Resources Corp.	5.00%		8/15/2022	109	107,092
Range Resources Corp.	5.00%		3/15/2023	31	28,592
Range Resources Corp.	5.75%		6/1/2021	45	45,018
Range Resources Corp.	5.875%		7/1/2022	21	20,902
Seven Generations Energy Ltd. (Canada)†(f)	6.75%		5/1/2023	86	88,401
Seven Generations Energy Ltd. (Canada)†(f)	6.875%		6/30/2023	108	111,420
SM Energy Co.	6.125%		11/15/2022	60	60,769
Suncor Energy Ventures Corp. (Canada)†(f)	9.40%		9/1/2021	63	69,491
Transocean Sentry Ltd.†	5.375%		5/15/2023	28	28,560
WPX Energy, Inc.	5.25%		9/15/2024	15	15,975
Total					4,488,998

Oil: Crude Producers 2.92%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	85	95,756
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	325	375,204
Colonial Pipeline Co.†	3.50%		10/15/2020	40	40,272
Enable Oklahoma Intrastate Transmission LLC†	6.25%		3/15/2020	79	79,576
Energy Transfer Operating LP	4.25%		3/15/2023	99	103,419
Energy Transfer Operating LP	5.875%		1/15/2024	242	267,916
Kinder Morgan Inc/DE	3.281% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	110	111,612
Midwest Connector Capital Co. LLC†	3.625%		4/1/2022	53	54,340
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024	47	49,377
Mplx LP	2.985% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	320	321,311
Mplx LP†	5.25%		1/15/2025	171	179,498
Mplx LP†	6.25%		10/15/2022	28	28,554
Mplx LP†	6.375%		5/1/2024	149	155,941
NGPL PipeCo LLC†	4.375%		8/15/2022	139	144,392
Regency Energy Partners LP/Regency Energy Finance Corp.	4.50%		11/1/2023	14	14,831
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	500	544,182

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	$250	$278,865
Spectra Energy Partners LP	4.60%		6/15/2021	5	5,150
Texas Eastern Transmission LP†	2.80%		10/15/2022	14	14,137
Texas Eastern Transmission LP†	4.125%		12/1/2020	5	5,071
Texas Gas Transmission LLC†	4.50%		2/1/2021	25	25,428
Williams Cos, Inc. (The)	4.50%		11/15/2023	19	20,345
Williams Cos., Inc. (The)	7.875%		9/1/2021	9	9,815
Total					2,924,992

Oil: Integrated Domestic 0.40%
National Oilwell Varco, Inc.	2.60%		12/1/2022	71	71,684
Oceaneering International, Inc.	4.65%		11/15/2024	38	37,335
Schlumberger Holdings Corp.†	3.75%		5/1/2024	193	203,358
SESI LLC	7.125%		12/15/2021	76	65,010
TechnipFMC plc (United Kingdom)(f)	3.45%		10/1/2022	26	26,532
Total					403,919

Real Estate Investment Trusts 1.95%
AvalonBay Communities, Inc.	2.431% (3 Mo. LIBOR + .43%	)#	1/15/2021	400	399,958
Brandywine Operating Partnership LP	4.10%		10/1/2024	6	6,357
Brixmor Operating Partnership LP	3.25%		9/15/2023	49	50,436
Brixmor Operating Partnership LP	3.65%		6/15/2024	113	118,178
China Overseas Finance Cayman V Ltd.†	3.95%		11/15/2022	200	206,543
Corporate Office Properties LP	3.70%		6/15/2021	84	85,391
CyrusOne LP/CyrusOne Finance Corp.	2.90%		11/15/2024	23	23,136
EPR Properties	5.25%		7/15/2023	9	9,652
Equinix, Inc.	5.375%		5/15/2027	251	273,058
Equinix, Inc.	5.875%		1/15/2026	129	137,141
Highwoods Realty LP	3.20%		6/15/2021	8	8,103
Highwoods Realty LP	3.625%		1/15/2023	91	94,002
SITE Centers Corp.	4.625%		7/15/2022	11	11,472
SL Green Operating Partnership LP	3.25%		10/15/2022	89	91,179
SL Green Realty Corp.	4.50%		12/1/2022	95	100,139
Vereit Operating Partnership LP	4.60%		2/6/2024	261	281,960
VEREIT Operating Partnership LP	4.625%		11/1/2025	45	49,264
Welltower, Inc.	4.50%		1/15/2024	6	6,479
Total					1,952,448

Retail 0.22%
Asbury Automotive Group, Inc.	6.00%		12/15/2024	45	46,556
Dollar Tree, Inc.	3.70%		5/15/2023	18	18,750

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Dollar Tree, Inc.	4.00%		5/15/2025	$23	$24,602
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp.†	8.00%		6/1/2021	73	74,323
Walgreens Boots Alliance, Inc.	3.80%		11/18/2024	52	54,088
Total					218,319

Savings & Loan 0.11%
People’s United Financial, Inc.	3.65%		12/6/2022	102	105,952

Steel 0.29%
Steel Dynamics, Inc.	4.125%		9/15/2025	186	191,168
Steel Dynamics, Inc.	5.50%		10/1/2024	91	93,740
Total					284,908

Technology 0.63%
Baidu, Inc. (China)(f)	3.875%		9/29/2023	200	208,674
Baidu, Inc. (China)(f)	4.375%		5/14/2024	200	213,404
Prosus NV (Netherlands)†(f)	6.00%		7/18/2020	200	203,734
VeriSign, Inc.	4.625%		5/1/2023	8	8,145
Total					633,957

Telecommunications 0.46%
AT&T, Inc.	3.067% (3 Mo. LIBOR + 1.18%	)#	6/12/2024	433	440,796
CommScope, Inc.†	5.50%		3/1/2024	21	21,937
Total					462,733

Transportation: Miscellaneous 0.15%
Canadian Pacific Railway Co. (Canada)(f)	9.45%		8/1/2021	91	101,137
Watco Cos. LLC/Watco Finance Corp.†	6.375%		4/1/2023	25	25,448
XPO Logistics, Inc.†	6.50%		6/15/2022	27	27,561
Total					154,146

Wholesale 0.04%
H&E Equipment Services, Inc.	5.625%		9/1/2025	38	39,916
Total Corporate Bonds (cost $39,465,874)					40,082,553

FLOATING RATE LOANS(h) 2.06%

Aerospace/Defense 0.12%
TransDigm, Inc. 2018 Term Loan F	4.299% (3 Mo. LIBOR + 2.50%	)	6/9/2023	122	122,347

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Air Transportation 0.27%
American Airlines, Inc. 2017 Incremental Term Loan	3.74% (1 Mo. LIBOR + 2.00%	)	12/14/2023	$19	$18,609
American Airlines, Inc. New 2017 Replacement Term Loan	3.715% (1 Mo. LIBOR + 2.00%	)	10/12/2021	155	156,002
American Airlines, Inc. Repriced TL B due 2023	3.805% (1 Mo. LIBOR + 2.00%	)	4/28/2023	94	93,904
Total					268,515

Computer Software 0.01%
Sophia, L.P. 2017 Term Loan B	5.195% (3 Mo. LIBOR + 3.25%	)	9/30/2022	7	6,617

Drugs 0.15%
NVA Holdings, Inc. Term Loan B3	6.50% (3 Mo. PRIME + 1.75%	)	2/2/2025	149	149,007

Electric: Power 0.17%
AES Corporation 2018 Term Loan B	3.659% (3 Mo. LIBOR + 1.75%	)	5/31/2022	5	5,339
FirstEnergy Corp. Term Loan	2.253% (1 Wk. LIBOR + .65%	)	9/11/2021	108	107,557	(i)
Pacific Gas & Electric Company DIP Delayed Draw Term Loan	–		12/31/2020	15	15,075	(i)
Pacific Gas & Electric Company DIP Term Loan	3.97% (1 Mo. LIBOR + 2.25%	)	12/31/2020	44	44,220	(i)
Total					172,191

Electrical Equipment 0.06%
Marvell Technology Group Ltd 2018 Term Loan A	3.095% (3 Mo. LIBOR + 1.38%	)	6/7/2021	64	64,364	(i)

Entertainment 0.24%
Caesars Entertainment Operating Company Exit Term Loan	3.799% (3 Mo. LIBOR + 2.00%	)	10/7/2024	65	65,371
GLP Financing, LLC Incremental Term Loan A	3.28% (1 Mo. LIBOR + 1.50%	)	4/28/2021	21	21,303	(i)
Seminole Tribe of Florida 2018 Term Loan B	3.549% (1 Mo. LIBOR + 1.75%	)	7/8/2024	39	39,138
Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan (Netherlands)(f)	5.445% (3 Mo. LIBOR + 3.50%	)	7/10/2025	109	110,500
Total					236,312

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 0.10%
Delos Finance SARL 2018 Term Loan B (Luxembourg)(f)	3.695% (3 Mo. LIBOR + 1.75%	)	10/6/2023	$26	$25,766
Flying Fortress Inc. 2018 Term Loan B	3.695% (3 Mo. LIBOR + 1.75%	)	10/30/2022	73	73,352
Total					99,118

Insurance 0.00%
FHC Health Systems, Inc. 2014 Term Loan	5.945% (3 Mo. LIBOR + 4.00%	)	12/23/2021	5	4,995

Investment Management Companies 0.03%
RPI Finance Trust Term Loan A4	3.299% (1 Mo. LIBOR + 1.50%	)	5/4/2022	28	27,693

Leisure 0.11%
Life Time Fitness Inc 2017 Term Loan B	4.659% (3 Mo. LIBOR + 2.75%	)	6/10/2022	107	107,533

Media 0.28%
AP NMT Acquisition BV USD 1st Lien Term Loan (Netherlands)(f)	7.835% (3 Mo. LIBOR + 5.75%	)	8/13/2021	77	77,471
AP NMT Acquisition BV USD 2nd Lien Term Loan (Netherlands)(f)	11.089% (3 Mo. LIBOR + 9.00%	)	8/13/2022	51	51,497
Charter Communications Operating, LLC 2017 Term Loan A2	3.30% (3 Mo. LIBOR + 1.50%	)	3/31/2023	146	146,395
Total					275,363

Metal Fabricating 0.00%
Doncasters Finance US LLC 2nd Lien Term Loan	10.195% (3 Mo. LIBOR + 8.25%	)	10/9/2020	8	953

Miscellaneous 0.01%
UTEX Industries Inc. 1st Lien Term loan 2014	5.799% (1 Mo. LIBOR + 4.00%	)	5/22/2021	14	10,058
UTEX Industries Inc. 2nd Lien Term Loan 2014	9.049% (1 Mo. LIBOR + 7.25%	)	5/22/2022	6	3,125
Total					13,183

Oil: Crude Producers 0.10%
ONEOK Partners, L.P. Term Loan A	2.749% (3 Mo. LIBOR + 1.13%	)	11/19/2021	95	95,179	(i)

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Real Estate Investment Trusts 0.10%
Invitation Homes Operating Partnership LP Term Loan A	3.492% (1 Mo. LIBOR + 1.70%	)	2/6/2022	$106		$104,576

Retail 0.15%
Comfort Holding, LLC 1st Lien Term Loan	6.549% (1 Mo. LIBOR + 4.75%	)	2/5/2024	20		19,553
Panera Bread Co. Term Loan A	3.563% (1 Mo. LIBOR + 1.75%	)	7/18/2022	136		132,787
Total						152,340

Technology 0.04%
Uber Technologies, Inc. 2018 Incremental Term Loan	5.299% (1 Mo. LIBOR + 3.50%	)	7/13/2023	37		37,525

Telecommunications 0.08%
CenturyLink, Inc. 2017 Term Loan A	4.549% (1 Mo. LIBOR + 2.75%	)	11/1/2022	81		81,157

Wholesale 0.04%
Core & Main LP 2017 Term Loan B	4.51% (3 Mo. LIBOR + 2.75%) - 4.663%		8/1/2024	40		39,933
Total Floating Rate Loans (cost $2,066,392)						2,058,901

FOREIGN GOVERNMENT OBLIGATIONS 0.51%

Bahamas 0.21%
Commonwealth of Bahamas†(f)	5.75%		1/16/2024	200		216,750

Bermuda 0.22%
Government of Bermuda†	4.854%		2/6/2024	200		218,335

Romania 0.08%
Republic of Romania†(f)	4.875%		1/22/2024	70		76,958
Total Foreign Government Obligations (cost $502,405)						512,043

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.25%
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	9		9,075
Government National Mortgage Assoc. 2014-112 A	3.00%	#(j)	1/16/2048	5		5,367
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	12		11,904
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	11		11,127
Government National Mortgage Assoc. 2014-64 IO	1.04%	#(j)	12/16/2054	179		8,181
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	—	(a)	292
Government National Mortgage Assoc. 2014-78 IO	0.389%	#(j)	3/16/2056	43		957
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(j)	2/16/2049	23		23,388

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(j)	2/16/2053	$31	$31,325
Government National Mortgage Assoc. 2017 20 AS	2.50%		2/16/2057	54	53,637
Government National Mortgage Assoc. 2017 23 AB	2.60%		12/16/2057	36	35,551
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	47	46,964
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	166	166,541
Government National Mortgage Assoc. 2017-22 GA	2.60%	#(j)	8/16/2051	24	24,489
Government National Mortgage Assoc. 2017-28 AB	2.50%		10/16/2051	64	63,257
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	56	56,086
Government National Mortgage Assoc. 2017-51 AS	2.75%		4/16/2058	86	86,944
Government National Mortgage Assoc. 2017-53 B	2.75%		3/16/2050	85	85,139
Government National Mortgage Assoc. 2017-54 AD	2.75%		1/16/2057	80	80,774
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	58	57,635
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	71	71,566
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	47	47,224
Government National Mortgage Assoc. 2017-72 AM	2.60%		9/16/2051	28	28,485
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057	29	28,754
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	58	58,341
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	46	46,168
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	63	63,373
Government National Mortgage Assoc. 2017-92 AS	2.75%		6/16/2058	52	52,523
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,253,528)					1,255,067

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.15%
Federal Home Loan Mortgage Corp.	4.069% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	10	10,132
Federal Home Loan Mortgage Corp.	4.287% (12 Mo. LIBOR + 1.80%	)#	6/1/2041	8	7,949
Federal Home Loan Mortgage Corp.	4.742% (12 Mo. LIBOR + 1.84%	)#	6/1/2042	4	4,345
Federal National Mortgage Assoc.	2.657% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	6	6,053
Federal National Mortgage Assoc.	2.71% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	23	23,146
Federal National Mortgage Assoc.	2.819% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	7	7,010
Federal National Mortgage Assoc.	2.925% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	14	14,494
Federal National Mortgage Assoc.	3.68% (12 Mo. LIBOR + 1.82%	)#	1/1/2042	23	23,688

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	4.035% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	$—	(a)	$958
Federal National Mortgage Assoc.	4.122% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	—	(a)	387
Federal National Mortgage Assoc.	4.127% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	2		1,743
Federal National Mortgage Assoc.	4.349% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	7		7,469
Federal National Mortgage Assoc.	4.521% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	22		23,022
Federal National Mortgage Assoc.	4.642% (12 Mo. LIBOR + 1.82%	)#	4/1/2040	15		15,691
Total Government Sponsored Enterprises Pass-Throughs (cost $146,923)						146,087

MUNICIPAL BONDS 0.14%

Miscellaneous
State of Illinois	4.95%		6/1/2023	72		74,698
State of Illinois	6.125%		7/1/2021	65		67,211
Total Municipal Bonds (cost $141,064)						141,909

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 22.74%
Americold LLC 2010-ARTA A1†	3.847%		1/14/2029	13		13,464
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	100		100,402
AREIT Trust 2018-CRE2 A†	2.72% (1 Mo. LIBOR + .98%	)#	11/14/2035	145		144,773
Atrium Hotel Portfolio Trust 2017-ATRM A†	2.67% (1 Mo. LIBOR + .93%	)#	12/15/2036	100		99,834
Atrium Hotel Portfolio Trust 2018-ATRM A†	2.69% (1 Mo. LIBOR + .95%	)#	6/15/2035	100		99,931
Atrium Hotel Portfolio Trust 2018-ATRM B†	3.17% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	100		99,996
Atrium Hotel Portfolio Trust 2018-ATRM C†	3.39% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	100		100,068
Aventura Mall Trust 2013-AVM C†	3.743%	#(j)	12/5/2032	100		100,686
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	100		102,191
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.59% (1 Mo. LIBOR + .85%	)#	1/15/2033	36		35,827
Bancorp Commercial Mortgage Trust 2019-CRE5 A†	2.74% (1 Mo. LIBOR + 1.00%	)#	3/15/2036	93		92,845
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	200		199,999
BB-UBS Trust 2012-TFT B†	3.468%	#(j)	6/5/2030	100		99,533
BB-UBS Trust 2012-TFT C†	3.468%	#(j)	6/5/2030	100		99,420

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust 2018-TALL A†	2.462% (1 Mo. LIBOR + .72%	)#	3/15/2037	$200	$199,274
BBCMS Mortgage Trust 2018-TALL E†	4.177% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	132	132,297
BBCMS Trust 2015-STP A†	3.323%		9/10/2028	55	55,145
BBCMS Trust 2018-BXH A†	2.74% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	68	68,205
BDS 2018-FL1 A†	2.587% (1 Mo. LIBOR + .85%	)#	1/15/2035	22	22,192
BDS 2018-FL2 A†	2.687% (1 Mo. LIBOR+ .95%	)#	8/15/2035	92	92,194
Benchmark Mortgage Trust 2019-B12 TCA†	3.44%	#(j)	8/15/2052	203	207,082	(b)
Benchmark Mortgage Trust 2019-B12 TCB†	3.44%	#(j)	8/15/2052	225	224,829	(b)
BX Commercial Mortgage Trust 2018-BIOA A†	2.411% (1 Mo. LIBOR + .67%	)#	3/15/2037	209	208,718
BX Commercial Mortgage Trust 2019-XL A†	2.66% (1 Mo. LIBOR + .92%	)#	10/15/2036	500	501,009
BX Commercial Mortgage Trust 2019-XL B†	2.82% (1 Mo. LIBOR + 1.08%	)#	10/15/2036	100	100,247
BX Commercial Mortgage Trust 2019-XL C†	2.99% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	100	100,249
BX Commercial Mortgage Trust 2019-XL D†	3.19% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	100	100,252
BX Commercial Mortgage Trust 2019-XL E†	3.54% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	100	100,226
BX Commercial Mortgage Trust 2019-XL F†	3.74% (1 Mo. LIBOR + 2.00%	)#	10/15/2036	100	100,198
BX Trust 2017-SLCT D†	3.79% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	62	62,090
BX Trust 2017-SLCT E†	4.89% (1 Mo. LIBOR + 3.15%	)#	7/15/2034	51	51,200
BX Trust 2018-BILT A†	2.54% (1 Mo. LIBOR + .80%	)#	5/15/2030	46	45,924
BX Trust 2018-BILT D†	3.51% (1 Mo. LIBOR + 1.77%	)#	5/15/2030	19	18,958
BX Trust 2018-GW A†	2.54% (1 Mo. LIBOR + .80%	)#	5/15/2035	29	28,952
BX Trust 2018-GW D†	3.51% (1 Mo. LIBOR + 1.77%	)#	5/15/2035	15	15,041
BXP Trust 2017-CQHP A†	2.59% (1 Mo. LIBOR + .85%	)#	11/15/2034	43	42,894
Cantor Commercial Real Estate Lending 2019-CF1 65C†	4.123%	#(j)	5/15/2052	176	176,300
CCRESG Commercial Mortgage Trust 2016-HEAT B†	4.114%		4/10/2029	29	29,327
CCRESG Commercial Mortgage Trust 2016-HEAT B IO	0.736%	#(j)	12/10/2054	187	8,051
CCRESG Commercial Mortgage Trust 2016-HEAT C†	4.919%		4/10/2029	29	29,490
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.163%	#(j)	11/10/2049	190	12,015

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	$134	$141,227
Chesapeake Funding LLC CF 2019 CF1 65B†	4.14%	#(j)	5/15/2052	102	104,390
CHT Mortgage Trust 2017-CSMO A†	2.67% (1 Mo. LIBOR + 0.93%	)#	11/15/2036	789	790,320
CHT Mortgage Trust 2017-CSMO B†	3.14% (1 Mo. LIBOR + 1.40%	)#	11/15/2036	100	100,201
CHT Mortgage Trust 2017-CSMO D†	3.99% (1 Mo. LIBOR + 2.25%	)#	11/15/2036	100	100,292
Citigroup Commercial Mortgage Trust 2012-GC8 A4	3.024%		9/10/2045	220	224,208
Citigroup Commercial Mortgage Trust 2013-375P A†	3.251%		5/10/2035	100	102,792
Citigroup Commercial Mortgage Trust 2013-375P A IO	0.373%	#(j)	6/10/2048	948	17,092
Citigroup Commercial Mortgage Trust 2013-375P B†	3.518%	#(j)	5/10/2035	110	112,963
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	10	10,172
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	200	203,506
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	100	101,181
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	47	49,067
Commercial Mortgage Pass-Through Certificates 2013-CR6 A4	3.101%		3/10/2046	10	10,247
Commercial Mortgage Pass-Through Certificates 2013-CR7 A4	3.213%		3/10/2046	74	76,149
Commercial Mortgage Pass-Through Certificates 2013-CR8 A5	3.612%	#(j)	6/10/2046	28	29,173
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	74	73,179
Commercial Mortgage Pass-Through Certificates 2014-CR18 A5	3.828%		7/15/2047	170	180,128
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	33	34,527
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4 IO†	0.098%	#(j)	9/10/2047	2,000	14,027
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3	3.727%		4/10/2047	100	104,735
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3 IO†	0.669%	#(j)	7/10/2050	91	2,306

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	$13	$13,776
Commercial Mortgage Pass-Through Certificates 2016-GCT C†	3.461%	#(j)	8/10/2029	319	321,502
Commercial Mortgage Pass-Through Certificates 2016-GCT C IO	1.409%	#(j)	8/10/2049	55	3,945
Commercial Mortgage Pass-Through Certificates 2016-GCT D†	3.461%	#(j)	8/10/2029	100	100,444
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	4,000	37,500
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	2.99% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	50	50,113
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A IO†	0.552%	#(j)	9/15/2037	1,000	26,197
Credit Suisse Mortgage Capital Certificates 2017-HD A†	2.69% (1 Mo. LIBOR + .95%	)#	2/15/2031	50	49,982
Credit Suisse Mortgage Capital Certificates 2017-HD D†	4.24% (1 Mo. LIBOR + 2.50%	)#	2/15/2031	50	49,890
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	364	364,577
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	50	50,104
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	50	49,964
Credit Suisse Mortgage Capital Certificates 2017-LSTK D†	3.331%	#(j)	4/5/2033	50	49,932
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	60	61,360
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.197%	#(j)	7/10/2034	50	50,793
Credit Suisse Mortgage Capital Certificates 2017-MOON B IO†	Zero Coupon	#(j)	7/10/2034	28,675	23,069
Credit Suisse Mortgage Capital Certificates 2017-MOON C†	3.197%	#(j)	7/10/2034	109	109,989
Credit Suisse Mortgage Capital Certificates 2017-MOON D†	3.197%	#(j)	7/10/2034	50	50,142
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	2.72% (1 Mo. LIBOR + .98%	)#	5/15/2036	434	435,365
Credit Suisse Mortgage Capital Certificates 2019-ICE4 B†	2.97% (1 Mo. LIBOR + 1.23%	)#	5/15/2036	178	178,305
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C†	3.17% (1 Mo. LIBOR + 1.43%	)#	5/15/2036	190	190,332

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C IO	1.898%	#(j)	1/15/2049	$757	$64,616
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	2.69% (1 Mo. LIBOR + .95%	)#	12/15/2030	50	49,984
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	10	10,023
CSAIL Commercial Mortgage Trust 2015-C4 A2 IO	1.486%	#(j)	8/10/2049	194	15,402
DBGS Mortgage Trust 2018-BIOD A†	2.543% (1 Mo. LIBOR + .80%	)#	5/15/2035	93	92,657
DBUBS Mortgage Trust 2011-LC2A A4†	4.537%		7/10/2044	100	102,038
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	16	15,988
DBWF Mortgage Trust 2016-85T XA IO†	0.014%	#(j)	12/10/2036	3,140	10,519
DBWF Mortgage Trust 2018-AMXP A†	3.747%	#(j)	5/5/2035	325	335,356
DBWF Mortgage Trust 2018-AMXP B†	3.996%	#(j)	5/5/2035	100	103,456
DBWF Mortgage Trust 2018-AMXP C†	3.83%	#(j)	5/5/2035	100	101,357
DBWF Mortgage Trust 2018-GLKS A†	2.794% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	134	134,163
DBWF Mortgage Trust 2018-GLKS B†	3.114% (1 Mo. LIBOR + 1.35%	)#	11/19/2035	100	100,115
DBWF Mortgage Trust 2018-GLKS C†	3.514% (1 Mo. LIBOR + 1.75%	)#	11/19/2035	100	100,180
DBWF Mortgage Trust 2018-GLKS D†	4.164% (1 Mo. LIBOR + 2.40%	)#	11/19/2035	100	100,391
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	100	102,443
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	100	102,449
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	100	101,088
Great Wolf Trust 2019-WOLF A†	2.756% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	245	244,311
Great Wolf Trust 2019-WOLF B†	3.056% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	88	87,950
Great Wolf Trust 2019-WOLF C†	3.355% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	124	123,972
Great Wolf Trust 2019-WOLF D†	3.655% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	124	123,978
Great Wolf Trust 2019-WOLF E†	4.454% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	95	95,090
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	214	216,860
GS Mortgage Securities Corp. II 2012-BWTR A IO†	0.111%	#(j)	2/10/2037	1,590	16,186
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	100	101,435
GS Mortgage Securities Corp. Trust 2016-RENT C†	4.067%	#(j)	2/10/2029	100	100,915

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	$100	$99,730
GS Mortgage Securities Corp. Trust 2017-STAY A†	2.59% (1 Mo. LIBOR + .85%	)#	7/15/2032	100	99,998
GS Mortgage Securities Corp. Trust 2018-RIVR A†	2.69% (1 Mo. LIBOR + .95%	)#	7/15/2035	100	100,245
GS Mortgage Securities Corp. Trust 2019-70P A†	2.74% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	253	253,222
GS Mortgage Securities Corp. Trust 2019-70P B†	3.06% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	56	55,751
GS Mortgage Securities Corp. Trust 2019-BOCA A†	2.94% (1 Mo. LIBOR + 1.20%	)#	6/15/2038	174	174,280
GS Mortgage Securities Corp. Trust 2019-BOCA A IO†	1.934%	#(j)	1/10/2045	285	7,966
GS Mortgage Securities Corp. Trust 2019-BOCA B†	3.24% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	100	99,943
GS Mortgage Securities Corp. Trust 2019-SMP B†	3.24% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	500	501,556
GS Mortgage Securities Trust 2011-GC5 B†	5.39%	#(j)	8/10/2044	107	110,667
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	20	20,775
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(j)	4/10/2031	100	101,594
GS Mortgage Securities Trust 2013-G1 A2 IO	0.182%	#(j)	11/10/2048	1,082	13,395
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	100	106,504
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	151	160,495
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	15	15,080	(b)
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	26	26,802	(b)
GS Mortgage Securities Trust 2016-GS4 225D†	4.766%		11/10/2029	35	36,447	(b)
Hawaii Hotel Trust 2019-MAUI A†	2.89% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	190	190,131
Hawaii Hotel Trust 2019-MAUI B†	3.19% (1 Mo. LIBOR + 1.45%	)#	5/15/2038	100	100,071
Hilton Orlando Trust 2018-ORL A†	2.51% (1 Mo. LIBOR + .77%	)#	12/15/2034	41	41,046
Hilton Orlando Trust 2018-ORL D†	3.44% (1 Mo. LIBOR + 1.70%	)#	12/15/2034	34	34,041
HMH Trust 2017-NSS A†	3.062%		7/5/2031	100	101,097
HMH Trust 2017-NSS B†	3.343%		7/5/2031	100	101,563
HMH Trust 2017-NSS C†	3.787%		7/5/2031	100	100,949
HMH Trust 2017-NSS D†	4.723%		7/5/2031	100	101,924
HMH Trust 2017-NSS D IO†	1.245%	#(j)	8/5/2034	1,000	30,360

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	$100		$101,716
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	179		180,110
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	19		18,588
Irvine Core Office Trust 2013-IRV A2†	3.173%	#(j)	5/15/2048	27		27,745
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(j)	5/15/2045	11		11,477
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	181		185,394
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4	4.133%	#(j)	8/15/2046	32		34,011
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4 IO	0.966%	#(j)	1/15/2048	766		29,267
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	–	(a)	227
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A4	3.997%		4/15/2047	76		80,986
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	200		200,588
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2	2.773%		10/15/2048	19		19,429
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2 IO	0.734%	#(j)	12/15/2049	955		30,049
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.523%	#(j)	7/15/2048	853		20,992
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C32 ASB	3.358%		11/15/2048	33		34,055
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	225		226,519
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	25		25,204
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	20		20,195
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C IO†	0.657%	#(j)	10/5/2031	1,000		8,800
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.009%	#(j)	10/5/2031	35		35,534
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D IO	1.072%	#(j)	9/15/2050	987		58,396
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.009%	#(j)	10/5/2031	12		12,102
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	67		68,132

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	$27	$27,458
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.036%	#(j)	6/5/2032	20	20,320
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	243	252,134
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.74% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	15	15,289
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.04% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	61	61,196
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B IO†	1.285%	#(j)	6/15/2032	20,156	202
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	3.34% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	47	46,798
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ E†	4.74% (1 Mo. LIBOR + 3.00%	)#	6/15/2035	9	9,032
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	2.94% (1 Mo. LIBOR + 1.20%	)#	4/15/2031	90	90,202
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	3.64% (1 Mo. LIBOR + 1.90%	)#	4/15/2031	24	24,049
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	4.04% (1 Mo. LIBOR + 2.30%	)#	4/15/2031	18	18,052
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC D†	4.86% (1 Mo. LIBOR + 3.12%	)#	4/15/2031	10	10,036
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.654% (1 Mo. LIBOR + .95%	)#	7/5/2033	45	45,038
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	138	146,834
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	41	43,629
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	3.354% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	16	16,025
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	54	57,595
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFL†	3.954% (1 Mo. LIBOR + 2.25%	)#	7/5/2033	16	16,041
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFX†	5.35%		7/5/2033	62	66,111
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	84	88,692
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON B†	4.235%		1/5/2034	24	25,316

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C†	4.536%		1/5/2034	$22	$23,210
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C IO†	1.336%	#(j)	1/5/2034	3,332	160,197
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON D†	5.038%		1/5/2034	23	24,230
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON UES B†	4.142%		5/5/2032	105	110,757
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON XA IO†	1.844%	#(j)	3/10/2049	864	51,132
LoanCore Issuer Ltd. 2019-CRE3 A†	2.79% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	210	209,913
LoanCore Issuer Ltd. 2019-CRE3 AS†	3.11% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	44	44,022
LSTAR Commercial Mortgage Trust 2017-5 A1†	2.417%		3/10/2050	26	26,186
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	100	100,522
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	100	105,488
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	32	31,417
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	100	100,784
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2 IO	0.657%	#(j)	7/15/2050	468	10,428
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A4	4.154%	#(j)	8/15/2046	139	147,535
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	10	10,184
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4 IO	1.411%	#(j)	11/15/2049	961	67,267
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24 ASB	3.479%		5/15/2048	21	21,693
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	50	49,874
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	100	99,773
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	Zero Coupon	#(j)	9/13/2031	9,863	99
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	140	142,061
Morgan Stanley Capital I Trust 2014-CPT A IO	0.992%	#(j)	8/15/2049	1,000	58,009
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2033	100	101,882
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	12	12,515

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Motel 6 Trust 2017-MTL6 E†	4.99% (1 Mo. LIBOR + 3.25%	)#	8/15/2034	$173	$173,600
Motel 6 Trust 2017-MTL6 F†	5.99% (1 Mo. LIBOR + 4.25%	)#	8/15/2034	53	53,384
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	15	14,787
MSCG Trust 2016-SNR A†	3.348%	#(j)	11/15/2034	6	5,890
MSCG Trust 2016-SNR B†	4.181%		11/15/2034	28	28,369
MSCG Trust 2016-SNR C†	5.205%		11/15/2034	21	21,681
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.79%	#(j)	11/15/2032	98	101,329
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.79%	#(j)	11/15/2032	24	24,748
New Orleans Hotel Trust 2019-HNLA A†	2.729% (1 Mo. LIBOR + .99%	)#	4/15/2032	150	149,875
New Orleans Hotel Trust 2019-HNLA D†	3.779% (1 Mo. LIBOR + 2.04%	)#	4/15/2032	100	100,002
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	10	9,952
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	77	74,602
PFP Ltd. 2019-6 A†	2.964% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	114	114,034
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	97	96,631
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	100	102,106
Ready Capital Mortgage Financing LLC 2019-FL3 A†	2.792% (1 Mo. LIBOR + 1.00%	)#	3/25/2034	124	124,087
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	8	7,687
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	76	76,761
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.832%		10/25/2052	88	88,014
ReadyCap Mortgage Trust 2016-3 A IO†	0.305%	#(j)	2/15/2041	4,149	115,558
RETL 2019-RVP A†	2.89% (1 Mo. LIBOR + 1.15%	)#	3/15/2036	66	66,170
RETL 2019-RVP C†	3.84% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	50	50,189
Shelter Growth CRE Issuer Ltd. 2018-FL1 A†	2.74% (1 Mo. LIBOR + 1.00%	)#	1/15/2035	16	15,581
Shelter Growth CRE Issuer Ltd. 2018-FL1 A IO†	0.203%	#(j)	7/5/2036	1,000	14,000
Shelter Growth CRE Issuer Ltd. 2019-FL2 A†	2.84% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	131	131,032
Shelter Growth CRE Issuer Ltd. 2019-FL2 AS†	3.19% (1 Mo. LIBOR + 1.45%	)#	5/15/2036	41	41,009
SLIDE 2018-FUN A†	2.64% (1 Mo. LIBOR + .90%	)#	6/15/2031	68	67,687
SLIDE 2018-FUN B†	2.99% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	14	14,505
SLIDE 2018-FUN B IO†	0.976%	#(j)	12/15/2020	1,603	14,768	(b)

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SLIDE 2018-FUN C†	3.29% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	$13	$12,575
SLIDE 2018-FUN D†	3.59% (1 Mo. LIBOR + 1.85%	)#	6/15/2031	19	19,365
Stonemont Portfolio Trust 2017-MONT D†	3.815% (1 Mo. LIBOR + 2.05%	)#	8/20/2030	87	87,207
Stonemont Portfolio Trust 2017-MONT E†	4.515% (1 Mo. LIBOR + 2.75%	)#	8/20/2030	130	130,107
Stonemont Portfolio Trust 2017-MONT F†	5.365% (1 Mo. LIBOR + 3.60%	)#	8/20/2030	84	83,922
Stonemont Portfolio Trust 2017-MONT XCP IO†	Zero Coupon	#(j)	8/20/2030	14,750	295
UBS-BAMLL Trust 2012-WRM D†	4.238%	#(j)	6/10/2030	100	98,361
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	34	34,901
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4	3.091%		8/10/2049	30	30,603
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 IO†	0.952%	#(j)	3/10/2046	795	18,786
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	200	203,317
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	77	78,999
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	82	82,980
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	300	305,392
Waikiki Beach Hotel Trust 2019-WBM A†	2.79% (1 Mo. LIBOR + 1.05%	)#	12/15/2033	48	48,024
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.632%	#(j)	11/15/2043	100	101,659
Wells Fargo Commercial Mortgage Trust 2010-C1 C IO	0.017%	#(j)	6/15/2048	2,000	4,923
Wells Fargo Commercial Mortgage Trust 2015-C26 ASB	2.991%		2/15/2048	21	21,410
Wells Fargo Commercial Mortgage Trust 2015-C29 ASB	3.40%		6/15/2048	10	10,331
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A	3.075%		12/15/2048	10	10,039
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A IO	1.764%	#(j)	8/15/2049	964	89,597
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B	4.597%	#(j)	12/15/2048	36	36,661
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.706%	#(j)	9/15/2048	927	30,004

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	$35	$36,969
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	74	75,579
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	31	31,818
West Town Mall Trust 2017-KNOX B IO†	0.376%	#(j)	7/5/2030	1,604	13,365
West Town Mall Trust 2017-KNOX C†	4.346%	#(j)	7/5/2030	25	25,511
West Town Mall Trust 2017-KNOX D†	4.346%	#(j)	7/5/2030	25	25,336
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%	#(j)	2/15/2044	23	23,732
WF-RBS Commercial Mortgage Trust 2011-C2 A4 IO†	1.345%	#(j)	6/15/2045	72	1,742
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	50	51,278
WF-RBS Commercial Mortgage Trust 2012-C7 A2 IO†	1.811%	#(j)	8/15/2045	326	11,805
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.748%	#(j)	6/15/2045	25	25,976
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	273	277,485
Total Non-Agency Commercial Mortgage-Backed Securities (cost $22,646,993)					22,765,880

				Shares (000)

PREFERRED STOCK 0.00%

Oil
Templar Energy LLC (cost $11,819)				1	–	(b)

				Principal Amount (000)

U.S. TREASURY OBLIGATIONS 2.30%
U.S. Treasury Note	1.50%		11/30/2024	$62	61,448
U.S. Treasury Note	1.625%		12/31/2021	1,196	1,197,207
U.S. Treasury Note	1.75%		12/31/2024	102	102,231
U.S. Treasury Note	2.50%		1/31/2021	933	941,568
Total U.S. Treasury Obligations (cost $2,292,408)					2,302,454
Total Long-Term Investments (cost $92,082,439)					92,933,526

SHORT-TERM INVESTMENTS 7.15%

COMMERCIAL PAPER 2.44%

Aerospace/Defense 0.25%
Boeing Co.	2.333%		10/29/2020	250	245,381

See Notes to Financial Statements.	45

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Business Services 0.25%
Cintas Executive	1.856%		1/2/2020	$250	$250,000

Containers 0.19%
Sonoco Products Co.	1.775%		1/2/2020	192	192,000

Electric: Power 0.50%
Evergy Kansas	1.856%		1/2/2020	250	250,000
So. Calif Edison	2.028%		1/2/2020	250	250,000
Total					500,000

Electronics 0.25%
Jabil, Inc.	2.436%		1/2/2020	250	250,000

Food 0.25%
Kroger Co.	1.805%		1/6/2020	250	249,951

Leisure 0.25%
Royal Caribbean Cruise	1.977%		1/3/2020	250	249,986

Media 0.25%
Relx Investments plc	1.866%		1/6/2020	250	249,949

Retail 0.25%
Canadian Tire	1.856%		1/2/2020	126	126,000
Canadian Tire	1.856%		1/2/2020	125	125,000
Total					251,000
Total Commercial Paper (cost $2,438,064)					2,438,267

CORPORATE BONDS 0.43%

Investment Management Companies 0.20%
Huarong Finance II Co. Ltd. (Hong Kong)†(f)	4.50%		1/16/2020	200	200,124

Retail 0.23%
Dollar Tree, Inc.	2.702% (3 Mo. LIBOR + .70%	)#	4/17/2020	230	230,044
Total Corporate Bonds (cost $430,117)					430,168

FOREIGN GOVERNMENT OBLIGATION 0.12%

Hungary
Hungary Government Bond(f) (cost $119,324)	6.25%		1/29/2020	119	119,538

46	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 4.16%
Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $4,240,000 of U.S. Treasury Note at 1.500% due 8/31/2021; value: $4,253,653; proceeds: $4,168,601 (cost $4,168,404)			$4,168	$4,168,404
Total Short-Term Investments (cost $7,155,909)				7,156,377
Total Investments in Securities 99.98% (cost $99,238,348)				100,089,903
Less Unfunded Loan Commitments (0.02)% (cost $15,000)				(15,075)
Net Investments 99.97% (cost $99,223,348)				100,074,828
Foreign Cash and Other Assets in Excess of Liabilities(k) 0.03%				32,188
Net Assets 100.00%				$100,107,016

CAD	Canadian dollar.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2019, the total value of Rule 144A securities was $50,662,695, which represents 50.61% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2019.
(a)	Amount is less than $1,000.
(b)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(e)	Amount represents less than 1,000 shares.
(f)	Foreign security traded in U.S. dollars.
(g)	Security is perpetual in nature and has no stated maturity.
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2019.
(i)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	47

Schedule of Investments (continued)

December 31, 2019

Open Forward Foreign Currency Exchange Contracts at December 31, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Morgan Stanley	3/13/2020	155,000	$117,605	$119,394	$(1,789)

Open Futures Contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2020	3	Short	$(356,284)	$(355,829)	$455

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	119	Long	$25,649,876	$25,644,500	$(5,376)

48	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$11,044,513	$297,452	$11,341,965
Remaining Industries	–	12,326,661	–	12,326,661
Common Stock	–	–	6	6
Corporate Bonds	–	40,082,553	–	40,082,553
Floating Rate Loans
Electric: Power	–	5,339	166,852	172,191
Electrical Equipment	–	–	64,364	64,364
Entertainment	–	215,009	21,303	236,312
Oil: Crude Producers	–	–	95,179	95,179
Remaining Industries	–	1,490,855	–	1,490,855
Unfunded Commitments	–	–	(15,075)	(15,075)
Foreign Government Obligations	–	512,043	–	512,043
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	1,255,067	–	1,255,067
Government Sponsored Enterprises Pass-Throughs	–	146,087	–	146,087
Municipal Bonds	–	141,909	–	141,909
Non-Agency Commercial Mortgage-Backed Securities	–	22,240,872	525,008	22,765,880
Preferred Stock	–	–	–	–
U.S. Treasury Obligations	–	2,302,454	–	2,302,454
Short-Term Investments
Commercial Paper	–	2,438,267	–	2,438,267
Corporate Bonds	–	430,168	–	430,168
Foreign Government Obligation	–	119,538	–	119,538
Repurchase Agreement	–	4,168,404	–	4,168,404
Total	$–	$98,919,739	$1,155,089	$100,074,828
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(1,789)	–	(1,789)
Futures Contracts
Assets	455	–	–	455
Liabilities	(5,376)	–	–	(5,376)
Total	$(4,921)	$(1,789)	$–	$(6,710)
(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

See Notes to Financial Statements.	49

Schedule of Investments (concluded)

December 31, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) there were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stock	Floating Rate Loans	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stock
Balance as of January 1, 2019	$–	$–	$202,202	$123,384	$–
Accrued Discounts (Premiums)	–	–	271	(14,987)	–
Realized Gain (Loss)	–	–	84	–	–
Change in Unrealized Appreciation (Depreciation)	303	(40)	426	5,103	(3,761)
Purchases	297,149	–	274,657	430,198	289
Sales	–	–	(161,677)	–	–
Transfers into Level 3	–	46	118,950	–	3,472
Transfers out of Level 3	–	–	(102,290)	(18,690)	–
Balance as of December 31, 2019	$297,452	$6	$332,623	$525,008	$–
Change in unrealized appreciation/depreciation for the year ended December 31, 2019, related to Level 3 investments held at December 31, 2019	$303	$(40)	$310	$5,103	$(3,761)

50	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $99,223,348)	$100,074,828
Deposits with brokers for futures collateral	63,003
Foreign cash, at value (cost $375)	380
Receivables:
Interest and dividends	586,018
Capital shares sold	96,257
Investment securities sold	66,008
Unrealized appreciation on unfunded commitments	75
Prepaid expenses	333
Total assets	100,886,902
LIABILITIES:
Payables:
Investment securities purchased	391,719
Capital shares reacquired	190,665
Management fee	29,040
Variation margin on futures contracts	17,184
To bank	4,266
Directors’ fees	3,800
Fund administration	3,319
Unrealized depreciation on forward foreign currency exchange contracts	1,789
Accrued expenses	138,104
Total liabilities	779,886
Commitments and contingent liabilities
NET ASSETS	$100,107,016
COMPOSITION OF NET ASSETS:
Paid-in capital	$103,024,499
Total distributable earnings (loss)	(2,917,483)
Net Assets	$100,107,016
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	7,013,927
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.27

See Notes to Financial Statements.	51

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Dividends	$289
Interest	3,113,488
Total investment income	3,113,777
Expenses:
Management fee	307,858
Non 12b-1 service fees	220,100
Shareholder servicing	101,900
Professional	49,005
Fund administration	35,184
Reports to shareholders	28,846
Custody	20,418
Directors’ fees	2,389
Other	24,435
Gross expenses	790,135
Expense reductions (See Note 9)	(2,829)
Fees waived and expenses reimbursed (See Note 3)	(11,323)
Net expenses	775,983
Net investment income	2,337,794
Net realized and unrealized gain(loss):
Net realized gain on investments	192,301
Net realized gain on futures contracts	106,295
Net realized loss on forward foreign currency exchange contracts	(1,890)
Net realized gain on foreign currency related transactions	1,099
Net change in unrealized appreciation/depreciation on investments	1,666,920
Net change in unrealized appreciation/depreciation on futures contracts	(78,660)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(2,014)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	8
Net change in unrealized appreciation/depreciation on unfunded commitments	75
Net realized and unrealized gain	1,884,134
Net Increase in Net Assets Resulting From Operations	$4,221,928

52	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income	$2,337,794	$1,704,058
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency related transactions	297,805	(198,029)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	1,586,329	(622,381)
Net increase in net assets resulting from operations	4,221,928	883,648
Distributions to shareholders:	(3,238,432)	(2,584,971)
Capital share transactions (See Note 15):
Proceeds from sales of shares	39,716,107	40,985,837
Reinvestment of distributions	3,238,432	2,584,971
Cost of shares reacquired	(23,028,334)	(22,560,074)
Net increase in net assets resulting from capital share transactions	19,926,205	21,010,734
Net increase in net assets	20,909,701	19,309,411
NET ASSETS:
Beginning of period	$79,197,315	$59,887,904
End of period	$100,107,016	$79,197,315

See Notes to Financial Statements.	53

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Return of capital
12/31/2019	$14.05	$0.38	$ 0.33	$0.71	$(0.49)	$–
12/31/2018	14.38	0.36	(0.20)	0.16	(0.49)	–
12/31/2017	14.57	0.30	0.02	0.32	(0.51)	–
12/31/2016	14.43	0.33	0.19	0.52	(0.38)	–
12/31/2015	14.72	0.27	(0.21)	0.06	(0.34)	(0.01)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

54	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:
Total distri- butions	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$(0.49)	$14.27	5.06	0.88	0.90	2.66	$100,107	56
(0.49)	14.05	1.15	0.83	0.92	2.48	79,197	65
(0.51)	14.38	2.19	0.80	0.94	2.05	59,888	75
(0.38)	14.57	3.47	0.80	1.04	2.21	47,219	69
(0.35)	14.43	0.58	0.80	1.45	1.79	21,803	61

See Notes to Financial Statements.	55

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including

56

Notes to Financial Statements (continued)

observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending on jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

57

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

58

Notes to Financial Statements (continued)

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2019, the Fund had the following unfunded loan commitments:

Pacific Gas and Electric Company DIP Delayed Draw Term Loan $ 15,000

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy

59

Notes to Financial Statements (continued)

classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of 0.34% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Prior to May 1, 2019, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .85%. Effective May 1, 2019 this agreement was discontinued.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

60

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$3,238,432	$2,584,971
Total distributions paid	$3,238,432	$2,584,971

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Capital loss carryforwards*	$(2,064,811)
Temporary differences	(3,859)
Unrealized losses – net	(848,813)
Total accumulated losses – net	$(2,917,483)

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $59 during fiscal year 2019.

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments, if any, based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$100,917,013
Gross unrealized gain	–
Gross unrealized loss	(848,820)
Net unrealized security loss	$(848,820)

The difference between book-basis unrealized gains (losses) is primarily attributable to the tax treatment of other financial instruments, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (Loss)	Paid-in Capital
$(181,380)	$181,380

The permanent differences are primarily attributable to the tax treatment of certain distributions.

61

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

U.S. Government Purchases	*	Non-U.S. Government Purchases	U.S. Government Sales	*	Non-U.S. Government Sales
$6,547,132		$59,173,493	$5,462,291		$41,479,844

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $571,458, and sales of $2,038 which resulted in net realized gains of $38.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2019 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2019 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(1)	$455	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$1,789
Futures Contracts(1)	$5,376	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts are reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

62

Notes to Financial Statements (continued)

Transactions in derivative instruments for the year ended December 31, 2019, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(1,890)
Futures Contracts(2)	$106,295	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(3)	–	$(2,014)
Futures Contracts(4)	$(78,660)	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	–	$89,332
Futures Contracts(6)	76	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2019.
(1)	Statement of Operations location: Net realized loss on forward foreign currency exchange contracts.
(2)	Statement of Operations location: Net realized gain on futures contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$4,168,404	$ –	$4,168,404
Total	$4,168,404	$ –	$4,168,404

63

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,168,404	$–	$–	$(4,168,404)	$–
Total	$4,168,404	$–	$–	$(4,168,404)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,789	$ –	$1,789
Total	$1,789	$ –	$1,789

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$1,789	$–	$–	$–	$1,789
Total	$1,789	$–	$–	$–	$1,789

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2019.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-

64

Notes to Financial Statements (continued)

third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its

65

Notes to Financial Statements (continued)

agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value

66

Notes to Financial Statements (continued)

of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect the Fund’s performance.

67

Notes to Financial Statements (concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	2,752,920	2,853,571
Reinvestment of distributions	227,258	184,481
Shares reacquired	(1,603,166)	(1,567,064)
Increase	1,377,012	1,470,988

68

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Income Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

69

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

70

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

71

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019	Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

72

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

73

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended June 30, 2019. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, and five-year periods. The Board further

74

Approval of Advisory Contract (continued)

considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, while the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

75

Approval of Advisory Contract (concluded)

services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

76

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

77

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Short Duration Income Portfolio	SFSDI-PORT-3 (02/20)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2019

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

32	Statement of Assets and Liabilities

33	Statement of Operations

34	Statements of Changes in Net Assets

36	Financial Highlights

38	Notes to Financial Statements

51	Report of Independent Registered Public Accounting Firm

52	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Total Return Portfolio for the fiscal year ended December 31, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2019, the Fund returned 8.41%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal® Index,1 which returned 9.29% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, when uncertainty about trade policy and monetary policy sent many investors toward safety, the market staged a strong recovery. Trade tensions continued to dominate headlines, as negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in a downward shift in the U.S. Treasury yield curve.

Despite bouts of volatility, risk assets rallied during the trailing 12-months ended December 31, 2019, primarily due to

1

the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. Credit sectors performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. Additionally, high yield bonds produced strong returns. High yield performance was characterized by a sharp up-in-quality bias, as the CCC segment sharply underperformed. The CCC tier was adversely affected by idiosyncratic weakness in select industries along with overall investor hesitation to enter the space given late cycle concerns and a strong preference for perceived quality and liquidity. The energy sector dragged on high yield performance, which we believe was due largely to idiosyncratic issues within select industries.

For the 12-month period ended December 2019, security selection within sovereign bonds was the largest detractor to relative performance. Also detracting from performance during the period was an overweight to asset-backed securities (ABS). The asset class underperformed the benchmark during the period, as corporate debt outperformed consumer-backed ABS.

Security selection within mortgage-backed securities (MBS) was the largest contributor to the Fund’s relative performance during 2019. Within MBS, selection within down-in-coupon MBS versus the benchmark helped drive positive relative performance. The Fund’s security selection within investment grade corporate bonds also contributed to relative performance, specifically within financials. We remain attracted to select securities within the Financials sector due to strict regulations, strong balance sheets, more conservative management teams, and improved quality relative to the precrisis period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1    The Bloomberg Barclays U.S. Universal® Index represents the union of the U.S. Aggregate Index, the U.S High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Bloomberg Barclays U.S. Aggregate Bond® Index and the Bloomberg Barclays U.S. Universal® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2019

	1 Year	5 Years	Life of Class
Class VC2	8.41%	2.91%	4.11%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2    The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/19 – 12/31/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/19	12/31/19	7/1/19 - 12/31/19
Class VC
Actual	$1,000.00	$1,019.00	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2019

Sector*	%**
Auto	0.72%
Basic Industry	0.14%
Capital Goods	0.33%
Consumer Cyclical	0.69%
Consumer Discretionary	0.24%
Consumer Services	0.75%
Consumer Staples	0.65%
Energy	2.64%
Financial Services	25.32%
Foreign Government	9.84%
Health Care	1.13%
Integrated Oils	0.26%
Materials & Processing	1.77%
Municipal	0.65%
Producer Durables	0.96%
Technology	1.26%
Telecommunications	0.50%
Transportation	0.05%
U.S. Government	48.62%
Utilities	1.67%
Repurchase Agreement	1.81%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 106.54%

ASSET-BACKED SECURITIES 18.24%

Automobiles 6.44%
ACC Trust 2018-1 B†	4.82%		5/20/2021	$289	$290,370
ACC Trust 2019-1 B†	4.47%		10/20/2022	469	476,497
ACC Trust 2019-1 C†	6.41%		2/20/2024	500	510,849
Ally Auto Receivables Trust 2019-4 A2	1.93%		10/17/2022	1,613	1,612,685
American Credit Acceptance Receivables Trust 2016-2 C†	6.09%		5/12/2022	107	107,343
American Credit Acceptance Receivables Trust 2018-4 A†	3.38%		12/13/2021	278	278,249
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%		5/12/2023	1,089	1,096,854
AmeriCredit Automobile Receivables Trust 2016-2 C	2.87%		11/8/2021	1,803	1,806,819
AmeriCredit Automobile Receivables Trust 2018-2 A2A	2.86%		11/18/2021	839	840,133
AmeriCredit Automobile Receivables Trust 2018-3 A2A	3.11%		1/18/2022	324	324,631
AmeriCredit Automobile Receivables Trust 2018-3 A2B	1.995% (1 Mo. LIBOR + .25%	)#	1/18/2022	324	323,826
AmeriCredit Automobile Receivables Trust 2019-1 A2A	2.93%		6/20/2022	616	617,702
AmeriCredit Automobile Receivables Trust 2019-1 A2B	2.005% (1 Mo. LIBOR + .26%	)#	6/20/2022	681	680,638
Avid Automobile Receivables Trust 2019-1 A†	2.62%		2/15/2024	906	905,478
Avid Automobile Receivables Trust 2019-1 B†	2.82%		7/15/2026	500	499,024
Avid Automobile Receivables Trust 2019-1 C†	3.14%		7/15/2026	500	498,382
BMW Vehicle Lease Trust 2019-1 A2	2.79%		3/22/2021	858	859,877
California Republic Auto Receivables Trust 2015-3 B	2.70%		9/15/2021	120	120,027
Capital Auto Receivables Asset Trust 2018-1 A3†	2.79%		1/20/2022	1,266	1,268,671
CarMax Auto Owner Trust 2016-3 A3	1.39%		5/17/2021	52	51,911
CarMax Auto Owner Trust 2018-3 A2A	2.88%		10/15/2021	297	297,117
Carmax Auto Owner Trust 2019-4 C	2.60%		9/15/2025	355	354,216
Carvana Auto Receivables Trust 2019-1A E†	5.64%		1/15/2026	500	515,231
Chesapeake Funding II LLC 2017-2A A1†	1.99%		5/15/2029	274	274,047
Chesapeake Funding II LLC 2017-3A A1†	1.91%		8/15/2029	635	634,554
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%		6/15/2022	50	49,708
CPS Auto Receivables Trust 2016-B D†	6.58%		3/15/2022	150	154,785

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CPS Auto Receivables Trust 2018-A B†	2.77%	4/18/2022	$215	$215,073
CPS Auto Receivables Trust 2018-A C†	3.05%	12/15/2023	260	261,439
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	417	429,020
CPS Auto Trust 2018-C A†	2.87%	9/15/2021	120	119,865
CPS Auto Trust 2018-C B†	3.43%	7/15/2022	331	332,630
Credit Acceptance Auto Loan Trust 2019-3A B†	2.86%	1/16/2029	1,845	1,843,735
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	343	343,420
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	676	683,376
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	241	243,446
Drive Auto Receivables Trust 2017-3 C	2.80%	7/15/2022	289	289,528
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	447	453,157
Drive Auto Receivables Trust 2017-BA E†	5.30%	7/15/2024	2,100	2,160,328
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	158	157,729
Drive Auto Receivables Trust 2019-2 A2A	2.93%	3/15/2022	449	449,856
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	759	760,715
Enterprise Fleet Financing LLC 2017-1 A2†	2.13%	7/20/2022	49	48,892
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	278	278,910
First Investors Auto Owner Trust 2017-3A A2†	2.41%	12/15/2022	488	488,253
First Investors Auto Owner Trust 2018-2A A1†	3.23%	12/15/2022	345	346,540
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	709	707,725
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	21	21,067
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	300	300,292
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	116	116,274
Flagship Credit Auto Trust 2018-1 A†	2.59%	6/15/2022	235	234,718
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	1,117	1,122,496
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	725	736,666
Ford Credit Auto Owner Trust 2015-1 A†	2.12%	7/15/2026	3,161	3,160,840
Ford Credit Auto Owner Trust 2017-B A3	1.69%	11/15/2021	1,171	1,169,479
Foursight Capital Automobile Receivables Trust 2016-1 A2†	2.87%	10/15/2021	31	30,813
Foursight Capital Automobile Receivables Trust 2018-1 A3†	3.24%	9/15/2022	728	730,906
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	412	415,876
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	194	196,730
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%	9/20/2021	1,901	1,908,336
Hyundai Auto Lease Securitization Trust 2017-C A3†	2.12%	2/16/2021	305	305,141
Mercedes-Benz Auto Lease Trust 2018-B A2	3.04%	12/15/2020	928	929,367

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Receivables Trust 2016-1 A3	1.26%		2/16/2021	$14	$13,612
Nissan Auto Receivables Owner Trust 2016-A A4	1.59%		7/15/2022	1,206	1,204,305
Santander Drive Auto Receivables Trust 2017-3 C	2.76%		12/15/2022	192	192,618
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	598	601,117
Westlake Automobile Receivables Trust 2018-1A B†	2.67%		5/17/2021	232	231,775
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	575	582,157
Wheels SPV 2 LLC 2018-1A A2†	3.06%		4/20/2027	331	332,358
World Omni Auto Receivables Trust 2018-D A2A	3.01%		4/15/2022	911	914,050
World Omni Select Auto Trust 2018-1A A2†	3.24%		4/15/2022	397	397,605
Total					41,911,859

Credit Cards 3.56%
American Express Credit Account Master Trust 2017-1 A	1.93%		9/15/2022	1,415	1,414,954
American Express Credit Account Master Trust 2017-3 A	1.77%		11/15/2022	4,167	4,165,564
American Express Credit Account Master Trust 2018-6 A	3.06%		2/15/2024	5,294	5,390,597
American Express Credit Account Master Trust 2019-3 B	2.20%		4/15/2025	3,068	3,075,068
Citibank Credit Card Issuance Trust 2017-A8	1.86%		8/8/2022	5,304	5,304,005
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	2,890	2,892,310
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	946	944,815
Total					23,187,313

Home Equity 0.00%
Meritage Mortgage Loan Trust 2004-2 M3	2.767% (1 Mo. LIBOR + .98%	)#	1/25/2035	2	1,839
New Century Home Equity Loan Trust 2005-A A6	4.671%		8/25/2035	14	14,223
Total					16,062

Other 8.24%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	8	7,515
ALM VII Ltd. 2012-7A A2R2†	3.851% (3 Mo. LIBOR +1.85%	)#	7/15/2029	1,468	1,467,669
Apidos CLO XVI 2013-16A CR†	4.966% (3 Mo. LIBOR + 3.00%	)#	1/19/2025	250	250,434
Ares XLI Clo Ltd. 2016-41A AR†	3.201% (3 Mo. LIBOR + 1.20%	)#	1/15/2029	2,400	2,399,875
Ares XLI CLO Ltd. 2016-41A B†	3.801% (3 Mo. LIBOR + 1.80%	)#	1/15/2029	600	601,505

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022		$51	$50,982
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021		81	80,817
Avery Point IV CLO Ltd. 2014-1A BR†	3.54% (3 Mo. LIBOR + 1.60%	)#	4/25/2026		322	322,179
Avery Point VII CLO Ltd. 2015-7A CR†	4.451% (3 Mo. LIBOR + 2.45%	)#	1/15/2028		400	400,358
Benefit Street Partners CLO XI 2017-11A A2A†	3.751% (3 Mo. LIBOR + 1.75%	)#	4/15/2029		933	931,151
BSPRT Issuer Ltd. 2018-FL4 A†	2.79% (1 Mo. LIBOR + 1.05%	)#	9/15/2035		930	929,114
Cedar Funding VI CLO Ltd. 2016-6A BR†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2028		650	645,417
Cent CLO Ltd. 2013-19A A1A†	3.258% (3 Mo. LIBOR + 1.33%	)#	10/29/2025		416	417,149
CIFC Funding 2019-VI Ltd. 2019-6A D†	Zero Coupon	#(a)	1/16/2033		250	250,096
Clear Creek CLO 2015-1A DR†	4.313% (3 Mo. LIBOR + 2.95%	)#	10/20/2030		347	327,535
Conn’s Receivables Funding LLC 2017-B C†	5.95%		11/15/2022		916	921,276
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		40	40,619
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029		283	288,133
DLL LLC 2018-ST2 A2†	3.14%		10/20/2020		343	342,848
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040		527	531,124
Fairstone Financial Issuance Trust I 2019-1A B†(b)	5.084%		3/21/2033	CAD	500	386,770	(c)
Ford Credit Floorplan Master Owner Trust 2015-5 A1	2.42%		8/15/2022		$1,261	1,263,998
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	4.09% (3 Mo. LIBOR + 2.15%	)#	7/25/2027		250	250,064
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048		743	781,871
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048		1,155	1,184,109
ICG US CLO Ltd. 2015-2A AR†	2.851% (3 Mo. LIBOR + .85%	)#	1/16/2028		1,231	1,226,832
Jamestown CLO IX Ltd. 2016-9A BR†	4.616% (3 Mo. LIBOR + 2.65%	)#	10/20/2028		750	751,788
Jamestown CLO VII Ltd. 2015-7A CR†	4.54% (3 Mo. LIBOR + 2.60%	)#	7/25/2027		611	603,563
KKR CLO Ltd.18 B†	3.703% (3 Mo. LIBOR + 1.70%	)#	7/18/2030		920	906,612
KVK CLO Ltd. 2016-1A B†	4.251% (3 Mo. LIBOR + 2.25%	)#	1/15/2029		2,756	2,757,112
LCM XXIV Ltd. 24A A†	3.276% (3 Mo. LIBOR + 1.31%	)#	3/20/2030		679	681,378
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045		753	775,449

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Madison Park Funding XXXVI Ltd. 2019-36A C†	2.60% (3 Mo. LIBOR + 2.60%	)#	1/15/2033	$504	$503,866
Madison Park Funding XXXVI Ltd. 2019-36A D†	3.75% (3 Mo. LIBOR + 3.75%	)#	1/15/2033	849	849,402
Massachusetts Educational Financing Authority 2008-1 A1	2.89% (3 Mo. LIBOR + .95%	)#	4/25/2038	467	465,660
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	760	786,949
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.203% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	974	974,685
Mountain View CLO X Ltd. 2015-10A BR†	3.351% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	623	617,755
Mountain View CLO XIV Ltd. 2019-1A A1†	3.441% (3 Mo. LIBOR + 1.44%	)#	4/15/2029	1,422	1,424,455
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%		12/15/2059	570	588,669
Northwoods Capital 20 Ltd. 2019-20A C†	4.701% (3 Mo. LIBOR + 2.80%	)#	1/25/2030	603	604,222
Northwoods Capital 20 Ltd. 2019-20A D†	6.151% (3 Mo. LIBOR + 4.25%	)#	1/25/2030	698	700,292
OHA Loan Funding Ltd. 2015-1A CR2†	4.501% (3 Mo. LIBOR + 2.65%	)#	11/15/2032	333	332,898
OHA Loan Funding Ltd. 2016-1A B1†	3.766% (3 Mo. LIBOR + 1.80%	)#	1/20/2028	1,574	1,574,783
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	48	47,952
Orec Ltd. 2018-CRE1 A†	2.92% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	1,030	1,031,324
Palmer Square Loan Funding Ltd. 2018-1A A1†	2.601% (3 Mo. LIBOR + .60%	)#	4/15/2026	795	792,684
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.051% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	414	413,282
Palmer Square Loan Funding Ltd. 2018-1A B†	3.401% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	314	312,246
Palmer Square Loan Funding Ltd. 2018-5A A2†	3.366% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	255	254,424
Pennsylvania Higher Education Assistance Agency 2006-1 B	2.21% (3 Mo. LIBOR + .27%	)#	4/25/2038	255	237,289
PFS Financing Corp. 2018-B†	3.08%		2/15/2023	469	470,558
Planet Fitness Master Issuer LLC 2019-1A A2†	3.858%		12/5/2049	616	607,995
Regatta VI Funding Ltd. 2016-1A CR†	4.016% (3 Mo. LIBOR + 2.05%	)#	7/20/2028	485	478,177
Regatta XVI Funding Ltd. 2019-2A C†	4.603% (3 Mo. LIBOR + 2.70%	)#	1/15/2033	290	290,403

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Regatta XVI Funding Ltd. 2019-2A D†	5.803% (3 Mo. LIBOR+ 3.90%	)#	1/15/2033	$316	$315,908
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	212	212,121
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	730	738,629
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	2,132	2,145,736
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	1,442	1,436,436
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	1,046	1,045,444
Shackleton CLO Ltd. 2016-9A B†	3.866% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	499	498,590
Shackleton CLO Ltd. 2019-14A A2†	4.178% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	1,687	1,670,878
SLC Student Loan Trust 2008-1 A4A	3.494% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	1,131	1,146,913
SLM Student Loan Trust 2011-1 A1	2.312% (1 Mo. LIBOR + .52%	)#	3/25/2026	3	3,175
Sound Point CLO XI Ltd. 2016-1A AR†	3.066% (3 Mo. LIBOR + 1.10%	)#	7/20/2028	591	591,477
Sound Point CLO XV Ltd. 2017-1A C†	4.434% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	570	570,390
Sound Point CLO XVII 2017-3A A2†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2030	1,779	1,740,295
Textainer Marine Containers VII Ltd. 2019-1A A†	3.96%		4/20/2044	618	622,987
Towd Point Asset Trust 2018-SL1 A†	2.308% (1 Mo. LIBOR + .60%	)#	1/25/2046	762	750,298
Towd Point Mortgage Trust 2019-HY2 A1†	2.792% (1 Mo. LIBOR + 1.00%	)#	5/25/2058	686	690,333
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	2.867% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	1,050	1,049,896
Voya CLO Ltd. 2019-1A D†	5.301% (3 Mo. LIBOR + 3.30%	)#	4/15/2029	163	163,499
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	299	302,344
Wingstop Funding LLC 2018-1 A2†	4.97%		12/5/2048	844	869,432
Total					53,700,093
Total Asset-Backed Securities (cost $118,499,010)					118,815,327

CORPORATE BONDS 27.69%

Aerospace/Defense 0.34%
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025	277	297,198
Signature Aviation US Holdings, Inc.†	4.00%		3/1/2028	963	951,588
TransDigm, Inc.	6.375%		6/15/2026	891	946,652
Total					2,195,438

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Apparel 0.10%
PVH Corp.	7.75%		11/15/2023	$561	$659,688

Auto Parts: Original Equipment 0.18%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.†	8.50%		5/15/2027	597	635,417
ZF North America Capital, Inc.†	4.75%		4/29/2025	517	543,889
Total					1,179,306

Automotive 0.76%
Aston Martin Capital Holdings Ltd. (Jersey)†(d)	6.50%		4/15/2022	200	190,770
Ford Motor Co.	7.45%		7/16/2031	1,597	1,895,916
General Motors Co.	6.60%		4/1/2036	1,574	1,856,971
Tesla, Inc.†	5.30%		8/15/2025	1,062	1,032,784
Total					4,976,441

Banks: Regional 5.86%
Akbank T.A.S. (Turkey)†(d)	5.00%		10/24/2022	385	388,130
Banco de Credito e Inversiones SA (Chile)†(d)	3.50%		10/12/2027	535	547,211
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	4,438	4,702,863
Bank of America Corp.	3.95%		4/21/2025	250	266,753
Bank of America Corp.	4.00%		1/22/2025	728	776,648
Bank of America Corp.	4.45%		3/3/2026	315	345,950
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	3,151	3,394,308
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	1,294	1,415,664
Citigroup, Inc.	4.45%		9/29/2027	552	607,962
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	588	822,455
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	553	587,348
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	4,159	4,483,344
Macquarie Group Ltd. (Australia)†(d)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	1,431	1,576,574
Morgan Stanley	3.625%		1/20/2027	1,405	1,495,661
Morgan Stanley	3.875%		1/27/2026	1,525	1,637,844
Morgan Stanley	4.00%		7/23/2025	1,779	1,925,025
Morgan Stanley	7.25%		4/1/2032	84	120,094
Popular, Inc.	6.125%		9/14/2023	107	115,471
Santander UK plc (United Kingdom)(d)	7.95%		10/26/2029	902	1,169,899
Toronto-Dominion Bank (The) (Canada)(d)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031	3,463	3,620,803
Turkiye Garanti Bankasi AS (Turkey)†(d)	5.875%		3/16/2023	700	721,424
UBS AG	7.625%		8/17/2022	1,234	1,391,588

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
UBS AG (Switzerland)(d)	5.125%	5/15/2024	$1,399	$1,510,920
Wachovia Corp.	7.574%	8/1/2026	596	754,058
Wells Fargo Bank NA	5.85%	2/1/2037	2,380	3,150,426
Wells Fargo Bank NA	6.60%	1/15/2038	437	633,541
Total				38,161,964

Beverages 0.44%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%	2/1/2036	1,902	2,197,044
Becle SAB de CV (Mexico)†(d)	3.75%	5/13/2025	350	359,313
Fomento Economico Mexicano SAB de CV (Mexico)(d)	4.375%	5/10/2043	300	332,275
Total				2,888,632

Business Services 0.38%
Adani Ports & Special Economic Zone Ltd. (India)†(d)	4.00%	7/30/2027	275	277,419
Ahern Rentals, Inc.†	7.375%	5/15/2023	618	491,567
Ashtead Capital, Inc.†	4.25%	11/1/2029	459	469,901
PayPal Holdings, Inc.	2.85%	10/1/2029	633	637,495
United Rentals North America, Inc.	4.875%	1/15/2028	592	617,503
Total				2,493,885

Chemicals 0.76%
Ashland LLC	6.875%	5/15/2043	272	312,374
CF Industries, Inc.	4.95%	6/1/2043	619	646,917
CNAC HK Finbridge Co. Ltd. (Hong Kong)(d)	3.50%	7/19/2022	580	589,926
CNAC HK Finbridge Co. Ltd. (Hong Kong)(d)	4.125%	7/19/2027	1,300	1,366,107
Orbia Advance Corp. SAB de CV (Mexico)†(d)	4.875%	9/19/2022	205	216,341
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(d)	3.949%	4/24/2023	960	990,768
Tronox, Inc.†	6.50%	4/15/2026	823	849,933
Total				4,972,366

Coal 0.19%
Indika Energy Capital III Pte Ltd. (Singapore)†(d)	5.875%	11/9/2024	640	616,919
Warrior Met Coal, Inc.†	8.00%	11/1/2024	586	595,156
Total				1,212,075

Computer Hardware 0.37%
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	251	272,251
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	158	181,853

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware (continued)
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	$1,189	$1,636,647
Diebold Nixdorf, Inc.	8.50%	4/15/2024	328	317,476
Total				2,408,227

Computer Software 0.20%
Oracle Corp.	6.125%	7/8/2039	902	1,271,484

Construction/Homebuilding 0.28%
Century Communities, Inc.†	6.75%	6/1/2027	576	618,925
Toll Brothers Finance Corp.	4.35%	2/15/2028	588	614,664
TRI Pointe Group, Inc.	5.25%	6/1/2027	310	324,833
Williams Scotsman International, Inc.†	6.875%	8/15/2023	281	296,572
Total				1,854,994

Containers 0.10%
Mauser Packaging Solutions Holding Co.†	7.25%	4/15/2025	628	621,714

Drugs 0.46%
AbbVie, Inc.†	4.25%	11/21/2049	368	388,953
Bausch Health Americas, Inc.†	9.25%	4/1/2026	526	605,137
Bausch Health Cos., Inc.†	5.00%	1/30/2028	324	333,360
Bayer Corp.†	6.65%	2/15/2028	271	333,284
CVS Health Corp.	5.05%	3/25/2048	1,110	1,313,534
Total				2,974,268

Electric: Integrated 0.05%
Empresas Publicas de Medellin ESP (Colombia)†(d)	4.25%	7/18/2029	280	291,775

Electric: Power 1.94%
Ausgrid Finance Pty Ltd. (Australia)†(d)	4.35%	8/1/2028	1,000	1,089,203
Berkshire Hathaway Energy Co.	3.80%	7/15/2048	1,272	1,366,713
Calpine Corp.	5.75%	1/15/2025	297	305,539
Cleco Corporate Holdings LLC†	3.375%	9/15/2029	480	482,342
Cleco Corporate Holdings LLC	4.973%	5/1/2046	419	464,369
Dominion Energy South Carolina, Inc.	6.05%	1/15/2038	510	693,980
Dominion Energy South Carolina, Inc.	6.625%	2/1/2032	246	333,399
Electricite de France SA (France)†(d)	5.00%	9/21/2048	762	907,533
Emirates Semb Corp., Water & Power Co. PJSC (United Arab Emirates)†(d)	4.45%	8/1/2035	275	301,681
Entergy Arkansas LLC	4.20%	4/1/2049	729	851,160
Entergy Louisiana LLC	4.00%	3/15/2033	1,201	1,357,744
Exelon Generation Co. LLC	5.60%	6/15/2042	462	528,921

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Exelon Generation Co. LLC	5.75%	10/1/2041	$591	$683,381
FirstEnergy Transmission LLC†	4.55%	4/1/2049	817	935,085
Massachusetts Electric Co.†	4.004%	8/15/2046	501	533,287
Minejesa Capital BV (Netherlands)†(d)	4.625%	8/10/2030	250	259,360
Pennsylvania Electric Co.†	3.60%	6/1/2029	597	629,207
PSEG Power LLC	8.625%	4/15/2031	347	484,499
Vistra Operations Co. LLC†	4.30%	7/15/2029	442	450,826
Total				12,658,229

Electrical Equipment 0.43%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.625%	1/15/2024	244	252,853
Broadcom, Inc.†	3.625%	10/15/2024	2,475	2,573,968
Total				2,826,821

Electronics 0.15%
PerkinElmer, Inc.	3.30%	9/15/2029	942	962,825
Trimble, Inc.	4.90%	6/15/2028	11	12,012
Total				974,837

Energy Equipment & Services 0.10%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%	1/15/2026	585	627,781

Engineering & Contracting Services 0.24%
Brand Industrial Services, Inc.†	8.50%	7/15/2025	620	637,044
China Railway Resources Huitung Ltd. (Hong Kong)(d)	3.85%	2/5/2023	900	932,278
Total				1,569,322

Entertainment 0.15%
Penn National Gaming, Inc.†	5.625%	1/15/2027	608	644,269
Stars Group Holdings BV/Stars Group
US Co-Borrower LLC (Netherlands)†(d)	7.00%	7/15/2026	287	311,567
Total				955,836

Financial Services 1.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.50%	1/15/2025	1,388	1,430,666
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.875%	1/23/2028	916	951,078
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.875%	1/16/2024	523	566,889
Affiliated Managers Group, Inc.	3.50%	8/1/2025	125	130,635
Affiliated Managers Group, Inc.	4.25%	2/15/2024	248	265,580

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Ally Financial, Inc.	8.00%	11/1/2031	$231	$321,078
Brightsphere Investment Group, Inc.	4.80%	7/27/2026	489	509,137
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	950	993,653
International Lease Finance Corp.	5.875%	8/15/2022	156	169,932
Navient Corp.	6.75%	6/25/2025	1,150	1,272,475
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	541	576,862
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	677	695,565
SURA Asset Management SA (Colombia)†(d)	4.375%	4/11/2027	700	751,000
Total				8,634,550

Food 0.41%
Arcor SAIC (Argentina)†(d)	6.00%	7/6/2023	297	287,573
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	638	642,779
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	1,093	1,216,651
Minerva Luxembourg SA (Luxembourg)†(d)	5.875%	1/19/2028	503	529,085
Total				2,676,088

Foreign Government 0.11%
CBB International Sukuk Co. 6 Spc (Bahrain)†(d)	5.25%	3/20/2025	680	734,488

Health Care Services 1.02%
Acadia Healthcare Co., Inc.	6.50%	3/1/2024	550	571,541
Adventist Health System	2.952%	3/1/2029	360	356,064
Advocate Health & Hospitals Corp.	3.387%	10/15/2049	632	630,217
Centene Corp.†	4.625%	12/15/2029	1,256	1,325,959
CommonSpirit Health	3.347%	10/1/2029	1,975	1,988,248
HCA, Inc.	5.25%	6/15/2026	828	927,979
New York and Presbyterian Hospital (The)(e)	3.954%	8/1/2119	189	190,595
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	318	349,911
Tenet Healthcare Corp.†	6.25%	2/1/2027	286	308,165
Total				6,648,679

Household Equipment/Products 0.02%
Kimberly-Clark de Mexico SAB de CV (Mexico)†(d)	3.80%	4/8/2024	100	102,250

Insurance 0.48%
HUB International Ltd.†	7.00%	5/1/2026	598	633,895
Radian Group, Inc.	4.875%	3/15/2027	918	968,809

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	$1,250	$1,535,058
Total					3,137,762

Leisure 0.30%
Carnival plc	7.875%		6/1/2027	277	362,221
Royal Caribbean Cruises Ltd.	3.70%		3/15/2028	1,539	1,583,140
Total					1,945,361

Lodging 0.14%
Wyndham Destinations, Inc.	5.75%		4/1/2027	866	942,076

Machinery: Agricultural 0.50%
BAT Capital Corp.	4.39%		8/15/2037	2,161	2,187,550
MHP Lux SA (Luxembourg)†(d)	6.25%		9/19/2029	665	654,593
MHP Lux SA (Luxembourg)†(d)	6.95%		4/3/2026	370	388,892
Total					3,231,035

Machinery: Industrial/Specialty 0.41%
Kennametal, Inc.	4.625%		6/15/2028	553	586,330
nVent Finance Sarl (Luxembourg)(d)	4.55%		4/15/2028	2,038	2,114,829
Total					2,701,159

Manufacturing 0.34%
General Electric Co.	2.271% (3 Mo. LIBOR + .38%	)#	5/5/2026	717	681,481
General Electric Co.	6.15%		8/7/2037	1,250	1,549,649
Total					2,231,130

Media 0.99%
AMC Networks, Inc.	4.75%		8/1/2025	289	290,686
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%		2/1/2028	596	626,497
Cox Communications, Inc.†	4.50%		6/30/2043	531	553,071
Cox Communications, Inc.†	4.70%		12/15/2042	455	492,988
Cox Communications, Inc.†	8.375%		3/1/2039	694	1,042,897
DISH DBS Corp.	7.75%		7/1/2026	600	636,744
Gray Television, Inc.†	7.00%		5/15/2027	280	311,668
Scripps Escrow, Inc.†	5.875%		7/15/2027	603	632,758
Time Warner Cable LLC	7.30%		7/1/2038	511	666,150
Time Warner Entertainment Co. LP	8.375%		7/15/2033	502	703,451
VTR Finance BV (Chile)†(d)	6.875%		1/15/2024	455	466,186
Total					6,423,096

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 1.03%
Anglo American Capital plc (United Kingdom)†(d)	4.00%	9/11/2027	$1,457	$1,526,372
Anglo American Capital plc (United Kingdom)†(d)	4.75%	4/10/2027	1,530	1,673,190
Barrick North America Finance LLC	7.50%	9/15/2038	200	277,326
Corp. Nacional del Cobre de Chile (Chile)†(d)	4.50%	9/16/2025	700	756,984
Freeport-McMoRan, Inc.	3.875%	3/15/2023	310	316,298
Glencore Finance Canada Ltd. (Canada)†(d)	5.55%	10/25/2042	1,347	1,430,810
Kinross Gold Corp. (Canada)(d)	5.95%	3/15/2024	281	312,729
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(d)	4.10%	4/11/2023	430	446,211
Total				6,739,920

Natural Gas 0.29%
Dominion Energy Gas Holdings LLC	4.60%	12/15/2044	1,704	1,899,405

Oil 2.46%
Afren plc (United Kingdom)†(d)(f)	6.625%	12/9/2020	244	1,195
Berry Petroleum Co. LLC†	7.00%	2/15/2026	471	437,605
Centennial Resource Production LLC†	6.875%	4/1/2027	928	967,275
Ecopetrol SA (Colombia)(d)	4.125%	1/16/2025	1,420	1,495,153
Ecopetrol SA (Colombia)(d)	5.875%	5/28/2045	289	341,651
Eni SpA (Italy)†(d)	5.70%	10/1/2040	1,800	2,173,082
Equinor ASA (Norway)(d)	7.15%	11/15/2025	605	757,417
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(d)	4.95%	2/6/2028	200	223,434
MEG Energy Corp. (Canada)†(d)	7.00%	3/31/2024	993	1,001,277
Oasis Petroleum, Inc.	6.875%	3/15/2022	779	751,735
Pertamina Persero PT (Indonesia)†(d)	4.70%	7/30/2049	400	427,485
Petrobras Global Finance BV (Netherlands)†(d)	5.093%	1/15/2030	910	976,212
Petroleos Mexicanos (Mexico)(d)	4.50%	1/23/2026	956	954,707
Petroleos Mexicanos (Mexico)(d)	5.35%	2/12/2028	1,320	1,317,159
QEP Resources, Inc.	5.625%	3/1/2026	364	355,910
Saudi Arabian Oil Co. (Saudi Arabia)†(d)	2.875%	4/16/2024	1,050	1,065,650
Sinopec Group Overseas Development Ltd.†	4.375%	10/17/2023	364	389,920
SM Energy Co.	6.75%	9/15/2026	714	701,753
Transocean, Inc.†	7.25%	11/1/2025	289	283,940
Valero Energy Corp.	10.50%	3/15/2039	668	1,127,331
YPF SA (Argentina)†(d)	8.50%	7/28/2025	281	264,962
Total				16,014,853

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 0.43%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(d)	4.60%		11/2/2047	$320	$370,600
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	825	609,415
Cheniere Corpus Christi Holdings LLC†	3.70%		11/15/2029	384	392,060
Northern Natural Gas Co.†	4.30%		1/15/2049	371	417,751
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	882	1,012,721
Total					2,802,547

Oil: Integrated Domestic 0.35%
Baker Hughes a GE Co. LLC/Baker
Hughes Co-Obligor, Inc.	4.08%		12/15/2047	1,563	1,600,646
Nine Energy Service, Inc.†	8.75%		11/1/2023	804	653,853
Total					2,254,499

Paper & Forest Products 0.09%
Fibria Overseas Finance Ltd. (Brazil)(d)	4.00%		1/14/2025	552	571,969

Real Estate Investment Trusts 1.48%
China Evergrande Group (China)(d)	10.00%		4/11/2023	1,000	949,883
Country Garden Holdings Co. Ltd. (China)(d)	4.75%		1/17/2023	226	228,233
Country Garden Holdings Co. Ltd. (China)(d)	4.75%		9/28/2023	374	376,285
EPR Properties	4.95%		4/15/2028	2,007	2,192,284
Healthcare Trust of America Holdings LP	3.10%		2/15/2030	895	888,654
Shimao Property Holdings Ltd. (Hong Kong)(d)	4.75%		7/3/2022	500	511,851
Spirit Realty LP	3.40%		1/15/2030	860	864,324
VEREIT Operating Partnership LP	4.875%		6/1/2026	2,378	2,633,812
WEA Finance LLC†	3.50%		6/15/2029	942	976,187
Total					9,621,513

Retail 0.20%
IRB Holding Corp.†	6.75%		2/15/2026	313	328,759
Lithia Motors, Inc.†	4.625%		12/15/2027	945	973,690
Total					1,302,449

Retail: Specialty 0.16%
Coty, Inc.†	6.50%		4/15/2026	980	1,033,924

Technology 0.59%
Baidu, Inc. (China)(d)	3.50%		11/28/2022	433	445,395
Match Group, Inc.†	5.625%		2/15/2029	287	306,472
Netflix, Inc.	6.375%		5/15/2029	1,070	1,220,442

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology (continued)
Prosus NV (Netherlands)†(d)	5.50%		7/21/2025	$770	$857,645
Tencent Holdings Ltd. (China)†(d)	3.595%		1/19/2028	1,000	1,044,407
Total					3,874,361

Telecommunications 0.66%
AT&T, Inc.	6.25%		3/29/2041	1,346	1,754,380
Intelsat Jackson Holdings SA (Luxembourg)(d)	5.50%		8/1/2023	642	552,842
Ooredoo International Finance Ltd.†	3.75%		6/22/2026	300	316,970
Sprint Capital Corp.	6.875%		11/15/2028	534	576,373
Verizon Communications, Inc.	3.01% (3 Mo. LIBOR + 1.10%	)#	5/15/2025	475	486,260
ViaSat, Inc.†	5.625%		4/15/2027	579	620,601
Total					4,307,426

Toys 0.15%
Mattel, Inc.†	6.75%		12/31/2025	911	981,042

Transportation: Miscellaneous 0.07%
Autoridad del Canal de Panama (Panama)†(d)	4.95%		7/29/2035	200	233,689
Pelabuhan Indonesia III Persero PT (Indonesia)†(d)	4.50%		5/2/2023	220	232,705
Total					466,394

Utilities 0.20%
Aegea Finance Sarl (Brazil)†(d)	5.75%		10/10/2024	574	605,814
Aqua America, Inc.	3.566%		5/1/2029	666	700,220
Total					1,306,034
Total Corporate Bonds (cost $171,431,287)					180,359,093

FOREIGN GOVERNMENT OBLIGATIONS 3.08%

Angola 0.19%
Republic of Angola†(d)	8.25%		5/9/2028	525	568,422
Republic of Angola†(d)	9.50%		11/12/2025	560	657,084
Total					1,225,506

Argentina 0.05%
Provincia de Mendoza†(d)	8.375%		5/19/2024	400	302,000

Bahamas 0.12%
Commonwealth of Bahamas†(d)	6.00%		11/21/2028	370	413,604
Commonwealth of Bahamas†(d)	6.95%		11/20/2029	300	346,503
Total					760,107

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Bermuda 0.07%
Government of Bermuda†	3.717%	1/25/2027	$430	$452,729

Dominican Republic 0.14%
Dominican Republic†(d)	6.40%	6/5/2049	620	681,805
Dominican Republic†(d)	6.50%	2/15/2048	200	221,189
Total				902,994

Egypt 0.19%
Arab Republic of Egypt†(d)	4.55%	11/20/2023	200	204,629
Arab Republic of Egypt†(d)	6.125%	1/31/2022	220	229,460
Arab Republic of Egypt†(d)	6.588%	2/21/2028	575	601,099
Arab Republic of Egypt†(d)	7.903%	2/21/2048	200	210,458
Total				1,245,646

Ghana 0.12%
Republic of Ghana†(d)	7.875%	8/7/2023	225	247,666
Republic of Ghana†(d)	8.125%	3/26/2032	530	541,324
Total				788,990

Indonesia 0.24%
Republic of Indonesia(d)	3.40%	9/18/2029	1,500	1,566,555

Japan 0.90%
Japan Bank for International Corp.(d)	2.125%	2/10/2025	3,236	3,242,978
Japan Bank for International Corp.(d)	2.50%	5/23/2024	2,564	2,615,983
Total				5,858,961

Kenya 0.14%
Republic of Kenya†(d)	7.00%	5/22/2027	$860	917,567

Latvia 0.04%
Republic of Latvia†(d)	5.25%	6/16/2021	258	270,199

Lithuania 0.09%
Republic of Lithuania†(d)	7.375%	2/11/2020	592	595,710

Mexico 0.23%
United Mexican States(d)	3.75%	1/11/2028	600	624,450
United Mexican States(d)	4.00%	10/2/2023	834	878,882
Total				1,503,332

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Nigeria 0.04%
Republic of Nigeria†(d)	7.143%		2/23/2030	$275	$280,893

Qatar 0.19%
State of Qatar†(d)	3.25%		6/2/2026	825	870,119
State of Qatar†(d)	5.103%		4/23/2048	310	398,985
Total					1,269,104

Romania 0.01%
Republic of Romania†(d)	6.125%		1/22/2044	49	63,643

Sri Lanka 0.06%
Republic of Sri Lanka†(d)	6.25%		7/27/2021	200	203,600
Republic of Sri Lanka†(d)	6.85%		11/3/2025	200	200,984
Total					404,584

Turkey 0.26%
Export Credit Bank of Turkey†(d)	8.25%		1/24/2024	400	435,980
Republic of Turkey(d)	3.25%		3/23/2023	220	211,689
Republic of Turkey(d)	5.625%		3/30/2021	501	516,726
Republic of Turkey(d)	5.75%		3/22/2024	510	522,723
Total					1,687,118
Total Foreign Government Obligations (cost $19,521,468)					20,095,638

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.19%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.227%	#(h)	2/25/2032	2,746	359,890
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	13	12,722
Government National Mortgage Assoc. 2015-47 AE	2.90%	#(h)	11/16/2055	1,026	1,034,693
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(h)	2/16/2049	696	701,629
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(h)	2/16/2053	226	227,820
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	1,563	1,569,554
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	1,246	1,246,759
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	646	649,818
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	427	428,791
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	495	497,633
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	418	418,394
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	574	576,514
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $7,678,630)					7,724,217

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 32.68%
Federal Home Loan Mortgage Corp.	4.00%		10/1/2049	1,561	1,698,803
Federal National Mortgage Assoc.(g)	3.00%		TBA	36,200	36,693,412

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.(g)	3.50%		TBA	$153,400	$157,730,275
Federal National Mortgage Assoc.	4.00%		1/1/2048	1,923	2,102,929
Federal National Mortgage Assoc.(g)	4.00%		TBA	13,800	14,351,021
Federal National Mortgage Assoc.	4.349% (12 Mo. LIBOR + 1.78%	)#	3/1/2042	321	336,099
Total Government Sponsored Enterprises Pass-Throughs (cost $212,602,872)					212,912,539

MUNICIPAL BONDS 0.80%
California	7.30%		10/1/2039	235	359,254
California	7.625%		3/1/2040	350	561,092
California Health Facilities Financing Authority	3.034%		6/1/2034	350	347,410
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	646	646,000
Massachusetts School Building Authority	3.395%		10/15/2040	895	895,573
Michigan Finance Authority	3.084%		12/1/2034	940	937,462
North Texas Tollway Authority	8.91%		2/1/2030	538	540,997
Pennsylvania	5.35%		5/1/2030	235	237,803
Permanent University Fund - Texas A&M University System	3.66%		7/1/2047	680	696,041
Total Municipal Bonds (cost $5,257,916)					5,221,632

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.45%
Atrium Hotel Portfolio Trust 2018-ATRM A†	2.69% (1 Mo. LIBOR + .95%	)#	6/15/2035	537	536,630
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.59% (1 Mo. LIBOR + .85%	)#	1/15/2033	309	308,473
BBCMS Mortgage Trust 2019-BWAY A†	2.696% (1 Mo. LIBOR + .96%	)#	11/25/2034	655	652,542
BBCMS Mortgage Trust 2019-BWAY B†	3.05% (1 Mo. LIBOR + 1.31%	)#	11/25/2034	288	286,932
BX Trust 2018-GW A†	2.54% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,467	1,464,581
BX Trust 2019-OC11 A†	3.202%		12/9/2041	1,251	1,289,854
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	212	211,882
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	159	158,911
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	1,250	1,084,074
COMM 2015-LC19 Mortgage Trust 2015-LC19 A4	3.183%		2/10/2048	417	432,307
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	1,000	1,064,401
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.032%	#(h)	8/10/2047	554	21,233
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(h)	7/10/2050	510	547,741

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.436%	#(h)	7/10/2050	$178	$189,172
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.436%	#(h)	7/10/2050	410	425,288
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.436%	#(h)	7/10/2050	574	541,644
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	299	309,881
CSAIL Commercial Mortgage Trust 2015-C2 C	4.192%	#(h)	6/15/2057	700	679,863
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	709	718,320
CSMC Series 2019-UVIL A†	3.16%		12/15/2041	2,183	2,222,748
DBWF Mortgage Trust 2018-GLKS A†	2.794% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	1,008	1,009,224
Great Wolf Trust 2019-WOLF A†	2.756% (1 Mo. LIBOR + 1.03%	)#	12/15/2029	3,216	3,206,952
Great Wolf Trust 2019-WOLF E†	4.454% (1 Mo. LIBOR + 2.73%	)#	12/15/2029	1,250	1,251,189
GS Mortgage Securities Corp. Trust 2018-RIVR A†	2.69% (1 Mo. LIBOR + .95%	)#	7/15/2035	683	684,674
GS Mortgage Securities Trust 2015-GC32 C	4.41%	#(h)	7/10/2048	195	205,738
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	668	672,141
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#(h)	8/5/2034	629	603,288
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.268%	#(h)	7/15/2048	374	384,957
JPMorgan Chase Commercial Mortgage Securities Trust 2016-NINE A†	2.854%	#(h)	9/6/2038	100	101,652
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.74% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	1,438	1,438,939
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.04% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	1,118	1,119,518
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ D†	3.84% (1 Mo. LIBOR + 2.10%	)#	6/15/2032	718	720,174
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.786% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	542	543,130
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.654% (1 Mo. LIBOR + .95%	)#	7/5/2033	377	377,317
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	2.954% (1 Mo. LIBOR + 1.25%	)#	7/5/2033	1,130	1,131,002
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	340	361,801

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	$453	$483,160
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	13	10,614
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2 IO	0.657%	#(h)	7/15/2050	18,734	417,124
PFP Ltd. 2019-6 A†	2.964% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	749	748,726
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.832%		10/25/2052	578	578,195
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#(h)	1/5/2043	250	259,663
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	6	6,486
UBS-BAMLL Trust 2012-WRM E†	4.238%	#(h)	6/10/2030	595	577,215
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%	#(h)	8/10/2049	200	208,606
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.284%	#(h)	7/15/2046	364	324,000
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.113%	#(h)	5/15/2048	1,489	1,403,912
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(h)	7/15/2048	213	218,546
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	4.875%	#(h)	1/15/2059	434	432,411
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(h)	11/15/2050	1,630	1,729,638
WF-RBS Commercial Mortgage Trust 2014-C22 A4	3.488%		9/15/2057	1,125	1,177,492
Total Non-Agency Commercial Mortgage-Backed Securities (cost $34,567,778)					35,533,961

U.S. TREASURY OBLIGATIONS 17.41%
U.S. Treasury Bond	2.25%		8/15/2049	7,673	7,436,952
U.S. Treasury Bond	2.375%		11/15/2049	6,215	6,188,762
U.S. Treasury Bond	2.75%		11/15/2047	12,501	13,394,295
U.S. Treasury Bond	3.625%		8/15/2043	9,223	11,300,862
U.S. Treasury Inflation Indexed Note(i)	0.625%		4/15/2023	27,729	28,161,293
U.S. Treasury Note	1.50%		11/30/2024	2,226	2,206,165
U.S. Treasury Note	1.625%		12/31/2021	5,758	5,763,810
U.S. Treasury Note	1.75%		12/31/2024	5,720	5,732,976
U.S. Treasury Note	1.75%		11/15/2029	6,173	6,075,822
U.S. Treasury Note	1.875%		12/15/2020	5,335	5,346,759
U.S. Treasury Note	2.50%		1/31/2021	20,915	21,107,079
U.S. Treasury Note	2.875%		10/31/2020	673	679,726
Total U.S. Treasury Obligations (cost $111,782,305)					113,394,501
Total Long- Term Investments (cost $681,341,266)					694,056,908

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
SHORT-TERM INVESTMENTS 24.63%

FOREIGN GOVERNMENT OBLIGATION 9.75%

Japan
Japan Treasury Discount Bill(b) (cost $63,655,601)	Zero Coupon	1/27/2020	JPY	6,900,000	$63,510,891

REPURCHASE AGREEMENT 2.37%

Repurchase Agreement dated 12/31/2019, 0.85% due 1/2/2020 with Fixed Income Clearing Corp. collateralized by $15,735,000 of U.S. Treasury Note at 1.50% due 8/31/2021; value: $15,785,667; proceeds: $15,472,610 (cost $15,471,879)				$15,472	15,471,879

U.S. TREASURY OBLIGATIONS 12.51%
U.S. Treasury Bill	Zero Coupon	1/30/2020		28,129	28,097,273
U.S. Treasury Bill	Zero Coupon	3/26/2020		16,477	16,418,826
U.S. Treasury Bill	Zero Coupon	5/7/2020		37,156	36,958,493
Total U.S. Treasury Obligations (cost $81,470,592)					81,474,592
Total Short-Term Investments (cost $160,598,072)					160,457,362
Total Investments in Securities 131.17% (cost $841,939,338)					854,514,270
Liabilities in Excess of Cash and Other Assets(j) (31.17%)					(203,044,945)
Net Assets 100.00%					$651,469,325

CAD	Canadian dollar.
JPY	Japanese yen.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2019, the total value of Rule 144A securities was $179,541,139, which represents 27.56% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2019.
(a)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Level 3 Investment as described in Note 2(m) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Foreign security traded in U.S. dollars.
(e)	Securities purchased on a when-issued basis (See Note 2(j)).
(f)	Defaulted (non-income producing security).
(g)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(j)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2019

Centrally Cleared Interest Rate Swap Contracts at December 31, 2019:

Central Clearingparty *	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Credit Suisse	3-Month USD LIBOR Index	1.8902%	6/7/2021	$60,000,000	$60,142,821	$142,821
Credit Suisse	3-Month USD LIBOR Index	2.3497%	4/1/2021	44,017,955	44,346,339	328,384
Total						$471,205

*	Central Clearinghouse: Chicago Mercantile Exchange (CME)

Central Clearingparty *	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Credit Suisse	2.4045%	3-Month USD LIBOR Index	4/1/2029	$2,600,000	$2,481,087	$(118,913)

*	Central Clearinghouse: Chicago Mercantile Exchange (CME)

Open Forward Foreign Currency Exchange Contracts at December 31, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Japanese yen	Sell	J.P. Morgan	1/27/2020	6,855,000,000	$63,612,405	$63,159,593	$452,812

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Morgan Stanley	3/13/2020	510,000	$386,957	$392,845	$(5,888)
Japanese yen	Sell	State Street Bank and Trust	1/27/2020	23,796,000	218,865	219,248	(383)
Japanese yen	Sell	UBS AG	1/27/2020	21,204,000	194,047	195,366	(1,319)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(7,590)

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2019

Open Futures Contracts at December 31, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2020	56	Short	$(7,254,527)	$(7,191,625)	$62,902
U.S. 10-Year Ultra Treasury Note	March 2020	114	Short	(16,241,241)	(16,040,156)	201,085
U.S. 2-Year Treasury Note	March 2020	18	Short	(3,881,218)	(3,879,000)	2,218
U.S. Ultra Treasury Bond	March 2020	14	Short	(2,634,764)	(2,543,187)	91,577
Total Unrealized Appreciation on Open Futures Contracts						$357,782

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2020	367	Long	$43,690,862	$43,529,641	$(161,221)
U.S. Long Bond	March 2020	226	Long	36,146,298	35,234,813	(911,485)
Total Unrealized Depreciation on Open Futures Contracts						$(1,072,706)

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$53,313,323	$386,770	$53,700,093
Remaining Industries	–	65,115,234	–	65,115,234
Corporate Bonds	–	180,359,093	–	180,359,093
Foreign Government Obligations	–	20,095,638	–	20,095,638
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	7,724,217	–	7,724,217
Government Sponsored Enterprises Pass-Throughs	–	212,912,539	–	212,912,539
Municipal Bonds	–	5,221,632	–	5,221,632
Non-Agency Commercial Mortgage-Backed Securities	–	35,533,961	–	35,533,961
U.S. Treasury Obligations	–	113,394,501	–	113,394,501
Short-Term Investments
Foreign Government Obligation		63,510,891		63,510,891
Repurchase Agreement	–	15,471,879	–	15,471,879
U.S. Treasury Obligations	–	81,474,592	–	81,474,592
Total	$–	$854,127,500	$386,770	$854,514,270

Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$471,205	$–	$471,205
Liabilities	–	(118,913)	–	(118,913)
Forward Foreign Currency Exchange Contracts
Assets	–	452,812	–	452,812
Liabilities	–	(7,590)	–	(7,590)
Futures Contracts
Assets	357,782	–	–	357,782
Liabilities	(1,072,706)	–	–	(1,072,706)
Total	$(714,924)	$797,514	$–	$82,590

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

30	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Balance as of January 1, 2019	$–	$392,209
Accrued Discounts (Premiums)	–	–
Realized Gain (Loss)	–	–
Change in Unrealized Appreciation (Depreciation)	12,252	–
Purchases	374,518	–
Sales	–	–
Transfers into Level 3	–	–
Transfers out of Level 3	–	(392,209)
Balance as of December 31, 2019	$386,770	$–
Change in unrealized appreciation/depreciation for the year ended December 31, 2019, related to Level 3 investments held at December 31, 2019	$12,252	$–

See Notes to Financial Statements.	31

Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments in securities, at fair value (cost $841,939,338)	$854,514,270
Cash	366
Deposits with brokers for futures collateral	651,138
Deposits with brokers for swaps collateral	289,472
Receivables:
Capital shares sold	4,064,726
Interest and dividends	3,790,943
Variation margin for interest rate swaps	10,734
Unrealized appreciation on forward foreign currency exchange contracts	452,812
Prepaid expenses	2,205
Total assets	863,776,666
LIABILITIES:
Payables:
Investment securities purchased	211,584,774
Management fee	153,066
Variation margin on futures contracts	44,562
Directors’ fees	40,343
Fund administration	21,867
Capital shares reacquired	2,916
Unrealized depreciation on forward foreign currency exchange contracts	7,590
Foreign currency overdraft	3,311
Accrued expenses	448,912
Total liabilities	212,307,341
Commitments and contingent liabilities
NET ASSETS	$651,469,325
COMPOSITION OF NET ASSETS:
Paid-in capital	$649,271,853
Total distributable earnings (loss)	2,197,472
Net Assets	$651,469,325
Outstanding shares (130 million shares of common stock authorized, $.001 par value)	38,673,782
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.85

32	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2019

Investment income:
Interest	$19,341,261
Total investment income	19,341,261
Expenses:
Management fee	1,997,625
Non 12b-1 service fees	1,502,337
Shareholder servicing	634,719
Fund administration	240,293
Professional	68,632
Reports to shareholders	59,837
Custody	17,901
Directors’ fees	16,850
Other	137,434
Gross expenses	4,675,628
Expense reductions (See Note 9)	(19,419)
Fees waived and expenses reimbursed (See Note 3)	(362,205)
Net expenses	4,294,004
Net investment income	15,047,257
Net realized and unrealized gain (loss):
Net realized gain on investments	9,443,593
Net realized gain on futures contracts	6,031,375
Net realized loss on forward foreign currency exchange contracts	(6,553)
Net realized loss on swap contracts	(700,236)
Net realized gain on foreign currency related transactions	31,373
Net change in unrealized appreciation/depreciation on investments	18,050,406
Net change in unrealized appreciation/depreciation on futures contracts	(1,681,382)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	445,222
Net change in unrealized appreciation/depreciation on swap contracts	352,292
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	130
Net realized and unrealized gain	31,966,220
Net Increase in Net Assets Resulting From Operations	$47,013,477

See Notes to Financial Statements.	33

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2019	December 31, 2018
Operations:
Net investment income	$15,047,257	$15,249,312
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	14,799,552	(12,394,898)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	17,166,668	(8,065,194)
Net increase (decrease) in net assets resulting from operations	47,013,477	(5,210,780)
Distributions to shareholders:	(16,860,320)	(18,110,707)
Capital share transactions (See Note 15):
Proceeds from sales of shares	115,632,038	99,983,765
Reinvestment of distributions	16,860,320	18,110,707
Cost of shares reacquired	(72,786,463)	(87,540,643)
Net increase in net assets resulting from capital share transactions	59,705,895	30,553,829
Net increase in net assets	89,859,052	7,232,342
NET ASSETS:
Beginning of year	$561,610,273	$554,377,931
End of year	$651,469,325	$561,610,273

34	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2019	$15.96	$0.42	$0.92	$1.34	$(0.45)	$–	$(0.45)
12/31/2018	16.65	0.44	(0.60)	(0.16)	(0.53)	–	(0.53)
12/31/2017	16.42	0.36	0.27	0.63	(0.40)	–	(0.40)
12/31/2016	16.25	0.36	0.31	0.67	(0.44)	(0.06)	(0.50)
12/31/2015	16.85	0.36	(0.47)	(0.11)	(0.47)	(0.02)	(0.49)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

36	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$16.85	8.41	0.71	0.78	2.50	$651,469	715
15.96	(1.03)	0.67	0.89	2.70	561,610	611
16.65	3.86	0.64	0.88	2.16	554,378	452
16.42	4.26	0.64	0.89	2.16	447,115	443
16.25	(0.66)	0.64	0.89	2.11	390,155	432

See Notes to Financial Statements.	37

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

Notes to Financial Statements (continued)

values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Notes to Financial Statements (continued)

(k)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Interest Rate Swaps–The Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(m)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Effective May 1, 2019, the management fee is based on the Fund’s average daily net assets at the following annual rate:

First $4 billion	.28%
Next $11 billion	.26%
Over $15 billion	.25%

Prior to May 1, 2019, the management fee was based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2019, the effective management fee, net of waivers, was at an annualized rate of .27% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Prior to May 1, 2019, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .69%. Effective May 1, 2019, this agreement was discontinued.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018, was as follows:

	Year Ended 12/31/2019	Year Ended 12/31/2018
Distributions paid from:
Ordinary income	$16,860,320	$18,110,707
Total distributions paid	$16,860,320	$18,110,707

As of December 31, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

Capital loss carryforwards*	$(6,278,809)
Temporary differences	(40,343)
Unrealized gains - net	8,516,624
Total accumulated gains - net	$2,197,472

*	The capital losses will carry forward indefinitely.

As of December 31, 2019, the aggregate unrealized security gains (losses) on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$846,080,295
Gross unrealized gain	11,795,055
Gross unrealized loss	(3,278,490)
Net unrealized security gain	$8,516,565

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (Loss	)	Paid-in Capital
$97,111		$(97,111)

The permanent differences are primarily attributable to the tax treatment of certain distributions and certain securities.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2019 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$4,358,856,884	$281,076,884	$4,337,092,444	$308,098,898

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2019, the Fund engaged in cross-trades purchases of $327,608 and sales of $1,564,021, which resulted in net realized gains of $56,463.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2019 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2019 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into interest rate swaps for the fiscal year ended December 31, 2019 (as described in note 2(l)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

As of December 31, 2019, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Notes to Financial Statements (continued)

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(1)	$471,205	–
Forward Foreign Currency Exchange Contracts(2)		$452,812
Futures Contracts(3)	$357,782	–

Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(1)	$118,913	–
Forward Foreign Currency Exchange Contracts(2)		$7,590
Futures Contracts(3)	$1,072,706	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(3)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivatives instruments for the period ended December 31, 2019, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Interest Rate Swaps Contracts(1)	$(700,236)	–
Forward Foreign Currency Exchange Contracts(2)	–	$(6,553)
Futures Contracts(3)	6,031,375	–
Net Change in Unrealized Appreciation/Depreciation
Interest Rate Swap Contracts(4)	$352,292	–
Forward Foreign Currency Exchange Contracts(5)	–	$445,222
Futures Contracts(6)	(1,681,382)	–
Average Number of Contracts/Notional Amounts*
Interest Rate Swaps(7)	$71,244,581	–
Forward Foreign Currency Exchange Contracts(7)	–	$19,504,502
Futures Contracts(8)	881	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2019.
(1)	Statement of Operations location: Net realized loss on swap contracts.
(2)	Statement of Operations location: Net realized loss on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$15,471,879	$–	$15,471,879
Forward Foreign Currency Exchange Contracts	452,812	–	452,812
Total	$15,924,691	$–	$15,924,691

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$15,471,879	$–	$–	$(15,471,879)	$–
J.P. Morgan	452,812	–	–	–	452,812
Total	$15,924,691	$–	$–	$(15,471,879)	$452,812

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$7,590	$–	$7,590
Total	$7,590	$–	$7,590

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$5,888	$–	$–	$–	$5,888
State Street Bank	383	–	–	–	383
UBS AG	1,319	–	–	–	1,319
Total	$7,590	$–	$–	$–	$7,590

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2019.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2019.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 7, 2019, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a Syndicated Facility with various lenders for $1.1 billion whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated

Notes to Financial Statements (continued)

Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2019, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2019, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from lending securities will be noted on the Statement of Operations.

For the fiscal year ended December 31, 2019, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

Notes to Financial Statements (continued)

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, industry and sector, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market

Notes to Financial Statements (concluded)

conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

These factors can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	6,856,024	6,114,426
Reinvestment of distributions	1,001,194	1,139,038
Shares reacquired	(4,363,893)	(5,360,418)
Increase	3,493,325	1,893,046

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York
February 14, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	186,329,820.614	7,776,255.685
Evelyn E. Guernsey	186,718,826.419	7,387,249.880
Julie A. Hill	186,486,240.620	7,619,835.679
Kathleen M. Lutito	187,082,042.409	7,024,033.890
James M. McTaggart	186,269,131.867	7,836,944.422
Charles O. Prince	186,103,251.100	8,002,825.199
Karla M. Rabusch	186,796,719.683	7,309,356.626
Mark A. Schmid	186,825,573.395	7,280,502.894
Douglas B. Sieg	186,702,410.889	7,403,665.410
James L.L. Tullis	186,229,277.817	7,876,798.472

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2019. The Board observed that although the Fund’s investment performance was below the median of the performance peer group for the one-, three-, and five-year periods, the Fund

Approval of Advisory Contract (continued)

outperformed both benchmarks for the three- and five-year periods. The Board considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. The Board further considered that the Fund’s management fee was reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative

Approval of Advisory Contract (concluded)

services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended December 31 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Total Return Portfolio	SFTR-PORT-3 (02/20)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2019 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2019 and 2018 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:

	2019	2018
Audit Fees {a}	$367,300	$464,200
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	367,300	464,200

Tax Fees {b}	72,999	115,804
All Other Fees	- 0 -	- 0 -

Total Fees	$440,299	$580,004

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2019 and 2018 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees {a}	$215,383	200,339

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 14, 2020

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 14, 2020

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 14, 2020